                                                                  EXHIBIT 10.18

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                           AGREEMENT FOR COMPUTERIZED

                         CREDIT REPORTING SERVICES AND

                          OPTIONS TO PURCHASE AND SELL

                                     ASSETS

                                 August 1, 1988

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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

I.           DEFINITIONS ...................................................   3

II.          CONVERSION TO ACROPAC SYSTEM(TM) ..............................  15

             1.    Conversion Services .....................................  15
             2.    Master Register system ..................................  17
             3.    Conversion Completion ...................................  18

III.         ACROPAC(TM) SERVICES ..........................................  19

             4.    Services Description ....................................  19
             5.    Time of Performance .....................................  25
             6.    Equipment ...............................................  25
             7.    Ownership of Data .......................................  26
             8.    Charges for ACROPAC System(TM) Services .................  28

IV.          PUT AND CALL OF ASSETS ........................................  32

             9.    Certain Calculations; Payment of Consideration ..........  32
             10.   Put of Accounts Management Assets and Liabilities........  32
             11.   Put of Subsidiaries' Assets and Liabilities .............  40
             12.   Call of Subsidiaries' Assets and Liabilities ............  51
             13.   Conditional Right to Require Stock Sale and Price
                   Adjustment ..............................................  53
             13A.  Generally Accepted Accounting Principles;
                   Cooperation; Securities Laws ............................  55

V.           GUARANTEE OF OPERATING INCOME .................................  55

             14.   Guarantee ...............................................  55

VI.          DURATION OF THIS AGREEMENT ....................................  62

             15.   Duration ................................................  62

VII.         BREACH OF THIS AGREEMENT ......................................  63

             16.    Breach .................................................  63
             17.    Limitation .............................................  65
             18.    Rights Upon Termination ................................  65


                                       (i)

VIII.        REPRESENTATIONS, WARRANTIES AND COVENANTS .....................  68

             19.   Representations and Warranties of CSC, Bureaus and
                   Accounts Management .....................................  68
             20.   Representations and Warranties of Equifax and CBI .......  71
             21.   Covenants of CSC, Bureaus and Accounts Management
                   and CBI .................................................  73

IX.          MISCELLANEOUS TERMS AND PROVISIONS ............................  75

             22.   Limitations Upon Liability of CBI .......................  75
             23.   Release With Respect to Accuracy of Data ................  76
             24.   Modifications to ACROPAC(TM).............................  77
             25.   Compliance With Laws ....................................  78
             26.   Force Majeure ...........................................  78
             27.   Relationship of Parties .................................  79
             28.   No Third-Party Benefits .................................  79
             29.   Assignment ..............................................  80
             30.   Retention of Credit Data ................................  81
             31.   Remote Terminals ........................................  81
             32.   Purchase of Supplies ....................................  81
             33.   Sales of Reporting and Collection Businesses ............  81
             34.   Exclusion of Naples .....................................  82
             35.   CSC Guaranty of Performance .............................  82
             36.   Equifax Guaranty of Performance .........................  84
             37.   Notices .................................................  86
             38.   Severability ............................................  86
             39.   Exhibits ................................................  87
             40.   Confidentiality of ACROPAC System(TM) ...................  87
             41.   Confidentiality of Information ..........................  88
             42.   Injunctive Relief .......................................  88
             43.   Use of ACROPAC(TM) Services .............................  89
             44.   CBI Affiliate System ....................................  89
             45.   No Limitation on Business ...............................  90
             46.   Conversion of Associates ................................  91
             47.   Credit Bureau of Albuquerque ............................  91
             48.   Special Provisions ......................................  92
             49.   Survival ................................................  95
             50.   Headings ................................................  96
             51.   Governing Law ...........................................  96
             52.   Waiver of Rights ........................................  96
             53.   Entire Agreement ........................................  96
             54.   Counterparts ............................................  96


                                      (ii)
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                                    EXHIBITS

                                                                        Page of
                                                                        Exhibits
                                                                        --------

Exhibit A   - The Automated Credit Reporting Online Package
              (ACROPAC(TM)) System Description ...........................  1
Exhibit B   - Purge Rules for ACROPAC System(TM).......................... 12
Exhibit C   - Description of Online Services ............................. 16

Exhibit D   - Equipment Required for Continuation of Bureau Operation
              under ACROPAC System(TM).................................... 22
Exhibit E   - Service Areas .............................................. 24
Exhibit F   - Associates and Associates' Zip Codes ....................... 26
Exhibit G   - License Agreement .......................................... 27
Exhibit H   - Financial Statements ....................................... 40
Exhibit I   - Leases to be Assigned ...................................... 41
Exhibit J   - Zip Codes in New Mexico of Amarillo Credit Association
              and Retail Merchant's Association, Inc. (in Lubbock) ....... 43


                                      (iii)

                                                                   EXHIBIT 10.18

      THIS AGREEMENT, made as of this 1st day of August, 1988, by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA and EQUIFAX INC., both Georgia corporations with their principal places of business at 1600 Peachtree Street, N.W., Atlanta, Georgia 30309 ("CBI" and "Equifax," respectively), and COMPUTER SCIENCES CORPORATION, a Nevada corporation with its principal place of business at 2100 East Grand Avenue, El Segundo, California 90245 ("CSC"), CSC CREDIT SERVICES, INC., a Texas corporation with its principal place of business at 652
E. North Belt, Suite 400, Houston, Texas 77060 ("Credit Services"), CREDIT BUREAU OF CINCINNATI, INC., an Ohio corporation with its principal place of business at 309 Vine Street, Suite 650, Cincinnati, Ohio 45202 ("Cincinnati"), CREDIT BUREAU OF GREATER KANSAS CITY, INC., a Missouri corporation with its principal place of business at 906 Grand Avenue, Suite 300, Kansas City, Missouri 64106 ("Kansas City"), JOHNS HOLDING COMPANY, a Delaware corporation with its principal place of business at 260 E. Wood Street, Decatur, Illinois 62523 ("JHC"), CSC CREDIT SERVICES OF MINNESOTA, INC., a Texas corporation with its principal place of business at 652 E. North Belt, Suite 400, Houston, Texas 77060 ("Minnesota") (Credit Services, Cincinnati, Kansas City, JHC and Minnesota being hereinafter referred to collectively as the "Bureaus" and sometimes individually as a "Bureau"), and CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation with its principal

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place of business at 652 E. North Belt, Suite 400, Houston, Texas 77060
("Accounts Management");

                              W I T N E S S E T H :

      WHEREAS, CBI has developed, owns and employs an automated credit reporting system entitled "The Automated Credit Reporting Online Package"; and

      WHEREAS, Bureaus desire to purchase and otherwise utilize, and CBI desires to sell and otherwise provide, the services of CBI and the ACROPAC System(TM) upon the terms and conditions hereinafter set forth; and

      WHEREAS, CBI provides simultaneously ACROPAC System(TM) services to various other credit reporting entities or bureaus and has developed systems and methods by which such bureaus and CBI may exchange data, market credit services or otherwise interact with respect to ACROPAC System(TM) services, and Bureaus wish to participate therein; and

      WHEREAS, Bureaus desire that their credit reporting operations be converted by CBI as necessary for Bureaus to participate in the ACROPAC System(TM) upon the terms and conditions hereinafter set forth; and

      WHEREAS, Bureaus desire that the ACROPAC System(TM) services described by this Agreement be provided by CBI to Bureaus; and

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      WHEREAS, Bureaus, Accounts Management and CBI desire to provide for the option to sell by Subsidiaries, as hereinafter defined, and the option to purchase and assume by CBI of, the assets and liabilities of Subsidiaries upon the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                 I. DEFINITIONS

      For purposes of this Agreement:

      "Accounts Management" means CSC Accounts Management, Inc., a Texas corporation;

      "Accounts Management Acquired Corporations" shall have the meaning ascribed thereto in Paragraph 10(c) of this Agreement;

      "Accounts Management Assets and Liabilities" shall have the meaning ascribed thereto in Paragraph 10(b) of this Agreement;

      "Accounts Management Assets and Liabilities Price" shall have the meaning ascribed thereto in Paragraph 10(a) of this Agreement;

      "Accounts Management Current Assets Amount" shall have the meaning ascribed thereto in Paragraph 10(a) (iii) of this Agreement;

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      "Accounts Management Long-Term Debt Amount" shall have the meaning ascribed thereto in Paragraph 10(a) (iii) of this Agreement;

      "Accounts Management Net Worth Amount" shall have the meaning ascribed thereto in Paragraph 10(a) (iii) of this Agreement;

      "Accounts Management Underfunding Amount" shall have the meaning ascribed thereto in Paragraph 10(a) (iii) of this Agreement;

      "Acquired Corporations" shall have the meaning ascribed thereto in Paragraph 11(c) of this Agreement.

      "Acquired Product" means the sum of (i) the product of (A) 3.0, times (B) the Reporting Revenues of the Acquired Corporations generated during the Calculation Period, plus (ii) the product of (C) 1.0, times (D) the sum of the Collection Revenues and the Other Business Revenues of the Acquired Corporations generated during the Calculation Period (such Reporting Revenues, Collection Revenues and Other Business Revenues of the Acquired Corporations to be calculated taking into account the provisions of Paragraph 9 (a) of this Agreement);

      "acquisition date" shall have the meaning ascribed thereto in Paragraph 48 of this Agreement;

      "Acquisition Debt" of any Person means any amounts owed by such Person resulting, directly or indirectly, from the financing of the purchase price of the outstanding shares of

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capital stock or assets of an entity acquired by such Person (which amounts in no event shall include any liabilities of such entity at the time of acquisition that are unrelated to any direct or indirect financing of the purchase price of such entity);

      "ACROPAC(TM)", "ACROPAC System(TM) ", "ACROPAC II(TM) " and "ACROPAC II System(TM)" mean the CBI Automated Credit Reporting Online Package which, for purposes of this Agreement, shall mean the reporting system described in Exhibit A to this Agreement and shall include the automated credit reporting system owned, utilized, offered and employed by CBI from time to time;

      "Affiliate Bureaus" means those credit bureaus not owned by CBI, other than the Bureaus, to which CBI provides ACROPAC(TM) services;

      "Albuquerque" shall have the meaning ascribed thereto in Paragraph 47 of this Agreement;

      "Asset Sale' shall have the meaning ascribed thereto in Paragraph 13(a) of this Agreement;

      "Associates" shall have the meaning ascribed thereto in Paragraph 7(d) of this Agreement;

      "billable inquiry" shall have the meaning ascribed thereto in Paragraph 8(a) of this Agreement;

      "Bureau" and "Bureaus" mean, respectively, Credit Services, Cincinnati, Kansas City, JHC and Minnesota and such

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other entities as may be deemed to be Bureaus pursuant to Paragraph 48 hereof, singly, and all of them, collectively;

      "Calculation Period" means the twelve calendar months immediately preceding the calendar month in which the Subsidiaries or CBI, as the case may be, give(s) written notice pursuant to Paragraph 11 or 12, respectively, of their or its intent to sell to CBI or purchase from the Subsidiaries, as the case may be, the Subsidiaries' Assets and Liabilities;

      "Cap" shall have the meaning ascribed thereto in Paragraph 14(d) of this Agreement;

      "CBDC" means Credit Bureau Data Centers, Inc., a Texas corporation and wholly-owned subsidiary of Credit Services;

      "CBI" means The Credit Bureau, Incorporated of Georgia, a Georgia corporation;

      "CBI Appraiser" means one of the largest fifteen (15) investment banking firms (as measured by total revenues) in the United States as to which information pertaining to revenues is publicly available, selected by CBI to appraise the Subsidiaries' Assets and Liabilities;

      "Change of Control" of an entity means the acquisition after the date of this Agreement by any Person, or any number of Persons acting in concert with one another, directly or indirectly, of shares of any and all classes of outstanding capital stock of such entity sufficient in total combined voting power to elect a majority of the board of directors

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of that entity (assuming, for this purpose, that all members are elected at the same time, notwithstanding the existence of a classified board of directors);

      "Cincinnati" means Credit Bureau of Cincinnati, Inc., an Ohio corporation;

      "Collection Product" means the product of (A) 1.0, times (B) the sum of the Collection Revenues of the Bureaus and Accounts Management generated during the Calculation Period;

      "Collection/Reporting Revenue Amount" shall have the meaning ascribed thereto in Paragraph 10(c) of this Agreement;

      "Collection Revenues of any entity means the revenues of such entity generated from the performance by such entity of Collection Services;

      "Collection Services" of any entity means services provided by such entity relating to the collection of debt assigned to such entity or owned or held by a customer of such entity, consisting of collection of delinquent accounts, check verification services, check authorization services, check guarantee services, billing services, services performed by accounts reCBIvable systems (including, without limitation, billing, monitoring, scoring and control services), skip tracing, sales or rentals of computer terminals, modems and other related equipment and assets used in connection with collection of debt, and any other types of services performed from time to time by CBI relating to collection of debt;

      "Cost Allocation System" shall have the meaning ascribed thereto in Paragraph 8(c) of this Agreement;

      "Credit Services" means CSC Credit Services, Inc., a Texas corporation;

      "CSC" means Computer Sciences Corporation, a Nevada corporation;

      "CSC Consolidated Group" shall have the meaning ascribed thereto in Paragraph 13(b) of this Agreement;

      "demographic data" means identification information, including name, address, previous address, date of birth, social security number, dependents, employer, name of spouse and similar information;

      "Designated Date" shall have the meaning ascribed thereto in Paragraph 11(a) (i) of this Agreement;

      "Equifax" means Equifax Inc., a Georgia corporation;

      "ERISA" shall have the meaning ascribed thereto in Paragraph 10(a) (iii) of this Agreement;

      "Exit Costs" shall have the meaning ascribed thereto in Paragraph 14(e) of this Agreement;

      "Federal Income Tax Law Amendment" shall have the meaning ascribed thereto in Paragraph 13(a) of this Agreement;

      "Financial Statements" shall have the meaning ascribed thereto in Paragraph 19(e) of this Agreement;

      "Flat Amount" shall have the meaning ascribed thereto in Paragraph 8(a) of this Agreement;

      "Following Year" shall have the meaning ascribed thereto in Paragraph 8(a) of this Agreement;

      "Group" shall have the meaning ascribed thereto in Paragraph 14(a) of this Agreement;

      "Guaranteed Amount" shall have the meaning ascribed thereto in Paragraph 14(b) of this Agreement;

      "Index" means the Consumer Price Index for All Urban Consumers: U.S. City Average, All Items (1967=100), issued by the Bureau of Labor Statistics of the U.S. Department of Labor, as the same from time to time may be modified, supplemented or adjusted by the Bureau of Labor Statistics;

      "Initial Term" shall have the meaning ascribed thereto in Paragraph 15 of this Agreement;

      "Initial Term Expiration Date" shall have the meaning ascribed thereto in Paragraph 11(a) (i) of this Agreement;

      "JHC" means Johns Holding Company, a Delaware corporation;

      "Kansas City" means Credit Bureau of Greater Kansas City, Inc., a Missouri corporation;

      "Late Conversion Damages" shall have the meaning ascribed thereto in Paragraph 3 of this Agreement;

       "Master Register" or "Master Register System" shall have the meaning ascribed thereto in Paragraph 2 of this Agreement;

      "Minnesota" means CSC Credit Services of Minnesota, Inc., a Texas corporation;

      "Most Favored Customer Rate" for any good or service provided by CBI hereunder shall mean the lowest rate charged by CBI to an Affiliate Bureau for such good or service;

      "Naples" shall have the meaning ascribed thereto in Paragraph 34 of this Agreement;

      "Net CBI Liability" shall have the meaning ascribed thereto in Paragraph 14(d) of this Agreement;

      "Net Payment Amount" shall have the meaning ascribed thereto in Paragraph 14(c) (v) of this Agreement;

      "online" shall have the meaning ascribed thereto in Paragraph 4(c) of this Agreement;

      "Online Cut-Over Date" shall have the meaning ascribed thereto in Paragraph 3 of this Agreement;

      "Operating Assets" of any entity means tangible operating assets used in the ordinary course of business of such entity, and shall include, but not be limited to, plant, property and equipment, and land, buildings, leasehold improvements, furniture and fixtures of such entity;

      "Operating Income" shall have the meaning ascribed thereto in Paragraph 14(e) of this Agreement;

      "Other Business Product" means the product of (A) 1.0, times (B) the sum of the Other Business Revenues of the Bureaus and Accounts Management generated during the Calculation Period;

      "Other Business Revenues" of any entity means revenues of such entity other than Reporting Revenues and Collection Revenues;

      "Owned Months" shall have the meaning ascribed thereto in Paragraph 9(a) of this Agreement;

      "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof;

      "Preceding Quarters" shall have the meaning ascribed thereto in Paragraph 14(c) (iii) of this Agreement;

      "Renewal Term" shall have the meaning ascribed thereto in Paragraph 15 of this Agreement;

      "Reporting Product" means the product of (A) 3.0, times (B) the sum of the Reporting Revenues of the Bureaus and Accounts Management generated during the Calculation Period;

      "Reporting Revenues" of an entity means the revenues (excluding any Royalty) generated from the performance of Reporting Services by such entity;

      "Reporting Services" of any entity means consumer credit reporting services performed by such entity consisting of local, national or inter-bureau sales of credit reports, property appraisals, property surveys, property title reports, mortgage credit reports or other legal or public information, whether given verbally, in writing, through access by a computer terminal or otherwise, sales or rentals of computer terminals, modems and other related equipment and assets used in connection with consumer credit reporting, pre-screening promotional sales, account monitoring, scoring and control services, preparation and sales of extracts, indexes, bulletins and lists, consumer interviews, any other sale of products or services derived from a consumer credit reporting data base, and any other types of services performed from time to time by CBI relating to consumer credit reporting;

      "Revenues" of a referenced entity means revenues of that entity, including revenues of all subsidiaries of the referenced entity, unless such subsidiary is selling assets to CBI pursuant to Paragraph 10, 11 or 12 hereof;

      "Royalty" shall have the meaning ascribed thereto in Paragraph 8(e) of this Agreement;

      "Specified Months" shall have the meaning ascribed thereto in Paragraph 10(a) (i) of this Agreement;

      "Stock Sale" shall have the meaning ascribed thereto in Paragraph 13(a) of this Agreement;

      "Subject Guaranteed Amount" shall have the meaning ascribed thereto in Paragraph 14(c) (ii) of this Agreement;

      "Subject Operating Income" shall have the meaning ascribed thereto in Paragraph 14(c) (i) of this Agreement;

      "Subject Quarter" shall have the meaning ascribed thereto in Paragraph 14(c) of this Agreement;

      "Subject Year" shall have the meaning ascribed thereto in Paragraph 14(c) of this Agreement;

      "Subsidiaries" means the Bureaus, Accounts Management and the Acquired Corporations, collectively;

      "Subsidiaries' Appraiser" means one of the largest fifteen (15) investment banking firms (as measured by total revenues) in the United States as to which information pertaining to revenues is publicly available, selected by Subsidiaries to appraise the Subsidiaries' Assets and Liabilities;

      "Subsidiaries' Assets and Liabilities" shall have the meaning ascribed thereto in Paragraph 11(b) of this Agreement;

      "Subsidiaries' Current Assets Amount" shall have the meaning ascribed thereto in Paragraph 11(a) (v) of this Agreement;

      "Subsidiaries' Long-Term Debt Amount" shall have the meaning ascribed thereto in Paragraph 11(a) (v) of this Agreement;

      "Subsidiaries' Net Worth Amount" shall have the meaning ascribed thereto in Paragraph 11(a) (v) of this Agreement;

      "Subsidiaries' Underfunding Amount" shall have the meaning ascribed thereto in Paragraph 11(a) (v) of this Agreement;

      "Sunset Date" shall have the meaning ascribed thereto in Paragraph 13(a) of this Agreement;

      "Termination Notice" shall have the meaning ascribed thereto in Paragraph 12(a) of this Agreement;

      "Test Statement" shall have the meaning ascribed thereto in Paragraph 14(c) of this Agreement;

      "Third Appraiser" means one of the largest fifteen (15) investment banking firms (as measured by total revenues) in the United States as to which information pertaining to revenues is publicly available, selected by mutual agreement of the CBI Appraiser and the Subsidiaries' Appraiser to appraise the Subsidiaries' Assets and Liabilities;

      "Total Revenue" shall have the meaning ascribed thereto in Paragraph 14(b) of this Agreement;

      "Total Revenue Amount" shall have the meaning ascribed thereto in Paragraph 10(c) of this Agreement;

      "Two-Month Period" shall have the meaning ascribed thereto in Paragraph 4(i) of this Agreement;

      "Year-to-Date Guaranteed Amount" shall have the meaning ascribed thereto in Paragraph 14 (c) (iv) of this Agreement; and

      "Year-to-Date Operating Income" shall have the meaning ascribed thereto in Paragraph 14(c) (iii) of this Agreement;

                      II. CONVERSION TO ACROPAC SYSTEM(TM)

      1. Conversion Services: (a) Certain automated credit reporting records and other such files of Bureaus require conversion to permit utilization of the ACROPAC System(TM) with respect thereto pursuant to this Agreement. CBI shall convert such automated credit reporting records and other such files of Bureaus for use on the ACROPAC System(TM) in accordance with the provisions of Paragraph 3 of this Agreement.

      (b) Bureaus shall obtain from Bureaus' current provider of automated credit reporting services the computer documentation, sample files on magnetic tape, file copies and other pertinent data, information and documents necessary to accomplish such file conversion by CBI. Any costs incurred by Bureaus' current provider of automated credit reporting services for preparation and delivery by such current provider of such data, documents, documentation, sample files or complete copies, on magnetic tape, of the files and data of Bureaus maintained or held by such current provider, including, but not limited to, costs of copying, preparing and shipping of the necessary data, will be borne by CBI. CBI shall pay for all costs of conversion, including such programming and related tasks as are necessary to convert Bureaus' files and records from the system of Bureaus' current provider to the ACROPAC System(TM) data format.

      (c) Bureaus will designate and make available to CBI a representative qualified to assist in the resolution of issues arising during conversion, including those involving missing data, incomplete data or data which is incompatible with the ACROPAC System(TM). CBI shall provide data processing personnel to accomplish necessary systems and conversion tasks and shall designate a representative for liaison with Bureaus.

      (d) Bureaus shall provide CBI at all reasonable times with access to all files, records and other material necessary for the conversion of Bureaus' data and shall permit CBI, or cause CBI to be permitted, to place such equipment on the premises of Bureaus as is reasonably necessary to effect the conversion of Bureaus' data to the ACROPAC System(TM).

      (e) In preparing Bureaus' magnetic tapes, files and records for conversion hereunder and in converting the same, CBI shall apply the purge rules as set forth by Exhibit B hereto.

      (f) Bureaus will cooperate with and reasonably assist CBI regarding conversion of reporting records, files and other information of Bureaus to the ACROPAC System(TM) as provided in this Paragraph 1.

      2. Master Register System:

            (a) Prior to the commencement of conversion, Bureaus shall reasonably assist CBI in preparing the Master Register System, as described in Exhibit C attached hereto, for utilization of the ARAPAC II component of the ACROPAC System(TM).

            (b) Prior to the commencement of conversion, Bureaus shall provide to CBI complete current lists of all customers of Bureaus, along with the account numbers of each customer and such other information concerning each customer as CBI shall reasonably request. Upon reCBIpt of said lists and information, CBI shall assign to each customer of Bureaus new account numbers compatible with the ACROPAC System(TM). CBI shall also provide Bureaus with a table reflecting the conversion from the old account numbers to the new numbers.

            (c) CBI also shall provide each Bureau from time to time at no charge with a list of additional account numbers to be assigned to any future customers of such Bureau in quantities sufficient for such purpose. Each Bureau shall be responsible for assigning such additional account numbers to new customers of such Bureau, and such Bureau shall maintain its customer Master Register on the ACROPAC System(TM) through equipment of such Bureau.

      3. Conversion Completion: CBI warrants that conversion of all records and files of Bureaus to the ACROPAC System(TM) shall be completed by, and the online date with respect to all such converted data shall occur no later than, the date which is eighteen (18) months from the date of this Agreement, at or prior to 7:00 a.m., Eastern Standard/Eastern Daylight Time (the "Online Cut-Over Date"). Bureaus agree to cooperate with CBI in order to complete such conversion by the Online Cut-Over Date. Each Bureau shall, within thirty (30) days after reCBIpt of a written request from CBI, provide to CBI the following: (i) a test tape that consists of at least one percent (1%) of the records and files of such Bureau to be converted to the ACROPAC System(TM); (ii) information concerning the record layout, specifications and billing system related to the records and files to be converted hereunder; and (iii) two (2) complete sets, on magnetic tape or tapes, of the entire credit reporting file of such Bureau to be converted hereunder. If CBI fails to convert all such records and files of Bureaus to the ACROPAC System(TM) by the Online Cut-Over Date, then Bureaus shall reCBIve monthly credits on invoices, commencing with the first month after the Online Cut-Over Date, for any lost revenues, extraordinary expenses and other damages sustained by Bureaus arising from CBI's late conversion of such records and files (collectively, the "Late Conversion Damages"). Any such credits for the Late

Conversion Damages shall be given in addition to any amounts paid by CBI pursuant to Paragraph 14 of this Agreement, and such credits shall in no event be deemed a payment made by CBI pursuant to Paragraph 14 of this Agreement.

                            III. ACROPAC(TM) SERVICES

      4. Services Description. Commencing with completion of conversion of all records and files of any Bureau to the ACROPAC System(TM) or the Online Cut-Over Date, whichever shall first occur, and for the term of this Agreement:

            (a) (i) CBI shall furnish and provide to such Bureau ACROPAC(TM) online services hereunder for all credit data and records owned or in the possession of such Bureau, all of which data and records shall be included upon the ACROPAC System(TM) and identified with respect to such Bureau in accordance with Paragraph 7 hereof, as such data and records are updated, supplemented and periodically purged in accordance herewith, and for all consumer credit reporting and similar or related services based upon or utilizing such data and records.

            (ii) In the service areas listed on Exhibit E attached hereto, such Bureau shall use, employ and participate in the ACROPAC System(TM), pursuant to and in accordance with this Agreement exclusively (that is, to the exclusion of all other automated credit reporting or credit information systems), for all consumer credit data or records owned or law-fully possessed by such Bureau, including all credit reporting data and records of such Bureau within the ACROPAC System(TM), as identified pursuant to Paragraph 7 hereto and as updated, supplemented, and periodically purged in accordance herewith, to the extent such Bureau uses such consumer credit data or records to provide consumer credit reporting services. In the service areas listed on Exhibit E attached hereto, CBI shall provide during the term of this Agreement ACROPAC(TM) online services and other services described herein only and exclusively to Bureaus, those credit bureaus reCBIving credit reporting services from CBDC on the date hereof (limited, however, to those zip codes now assigned to such credit bureaus and identified on Exhibit F), any credit bureaus acquired in such service areas by CSC or any Bureau, and any customers of any of the foregoing.

            (b) CBI shall have no responsibility whatsoever for the cost, operation, maintenance or other features of any telecommunication system or network used by such Bureau or its customers in connection with services provided under this Agreement from the front-end processor(s) outward to the customer terminals; provided that CBI shall pay all costs relating to the network management function and all such front-end processor(s), which are located at the CBI data processing center in Atlanta, Georgia. CBI agrees to provide host based network management software for use in isolat-ing and resolving communication systems problems and to cooperate fully with such Bureau in using such software for such function.

            (c) For purposes of this Agreement, the term "online" shall mean direct access to credit information maintained in the ACROPAC System(TM) to which any Bureau is entitled to access pursuant to, and for purposes or uses permitted by, this Agreement by means of the appropriate inquiry through a terminal maintained by such Bureau or by a customer of such Bureau. With respect to each Bureau, credit reporting services hereunder shall commence on the Online Cut-Over Date or the completion of conversion of all records and files of such Bureau to the ACROPAC System(TM), whichever shall first occur.

            (d) In accordance with the Autodata Input provisions of Exhibit C hereto and subject to the provisions of Paragraph 4(i) of this Agreement, CBI will, at its expense, update each Bureau's credit data subject to this Agreement with such traditional credit record autodata input from credit grantor sources which then supply the same to either CBI or such Bureau. Unless CBI specifically directs to the contrary, such Bureau shall be responsible for obtaining such automated record data and authorization for its use from suppliers that supply to such Bureau. From time to time, CBI may obtain and add to each Bureau's ACROPAC System(TM) files, other data (including that described by Paragraph 7(b) herein below) generally not included within traditional credit grantor trade autodata input.

            (e) CBI shall purge credit data on the ACROPAC system(TM) identified as belonging to such Bureau pursuant to Paragraph 7 hereof in accordance with the retention requirement of the Fair Credit Reporting Act (15 U.S.C.ss.1681, et seq.) and the purge rules of CBI as set forth on Exhibit B hereto. Any other purging of such Bureau's data shall be performed only by mutual consent of CBI and such Bureau.

            (f) Services under this Agreement shall not include the use or sale of credit data of CBI, any credit bureau owned by CBI or of any Affiliate Bureau for purposes not authorized by CBI (which purposes shall be authorized by CBI during times when similar authorization is permitted to any Affiliate Bureau or credit bureau owned by CBI), and no Bureau shall utilize or sell any such data, or permit any customer of such Bureau to utilize or sell any such data, for unauthorized purposes.

            (g) CBI shall provide, at CBI's expense, all new product developments, system enhancements, advertising and promotion of the ACROPAC System(TM). In connection therewith, a representative of Bureaus shall be appointed by CBI to the Change Control Board which shall be maintained by CBI for the purpose of formulating, directing, prioritizing and mon-itoring such developments, enhancements, advertising and promotion.

            (h) CSC and such Bureau shall be entitled to access all data, features, functions, components, services, benefits and options of the ACROPAC System(TM) and other credit reporting or collections systems offered to any credit bureau owned by CBI or any Affiliate Bureau, at the Most Favored Customer Rate.

            (i) CBI agrees to use its best efforts to cause, during any two-month period during the term of this Agreement (a "Two-Month Period"):

            (1) The ACROPAC System(TM) to be fully operational and accessible online by terminals of Bureaus and their customers for an average, computed over the entire said Two-Month Period, of not less than ninety-eight percent (98%) of the hours indicated in Paragraph 5 of this Agreement; and

            (2) CBI's ACROPAC(TM) average response time per response to Bureaus, computed over the entire said Two-Month Period, to be not more than ten
      (10) seconds; and

            (3) Ninety percent (90%) of all non-malfunctioning automated record data reCBIved by CBI from vendors or any Bureau during said Two-Month Period to be updated within fourteen (14) days of reCBIpt by CBI, and one hundred percent (100%) of all such non-malfunctioning automated record data to be updated within twenty (20) days of reCBIpt by CBI; and new supplier data reCBIved by CBI in the standard format to be updated within thirty (30) days of reCBIpt by CBI, and malfunctioning record data that remains within the control of CBI to be updated within thirty (30) days of malfunction.

            Should CBI fail to perform to any of the above levels and should such failure not be caused by the act of a third party outside the control of CBI, Credit Services' sole remedy shall be to give notice of such failure to CBI within fifteen (15) days after the end of such Two-Month Period. CBI's sole obligation with respect to such notice shall be to respond in writing thereto within fourteen (14) days after reCBIpt thereof as to what efforts will be undertaken to correct any such failure.

            (j) No pre-screening, credit promotions, marketing lists or similar programs with respect to credit data of CBI, any credit bureau owned by CBI or of any Affiliate Bureau shall be provided, performed, sold or marketed by any Bureau except solely upon and pursuant to terms and conditions authorized and agreed to by CBI (which terms in any event shall not provide for charges higher than the Most Favored Customer Rate).

            (k) Subject to the condition provided in the next sentence, such Bureau shall be allowed and have the right to use the ACROPAC System(TM) to obtain, at cost, name and address data of CBI, Bureaus and credit bureaus owned by CBI for new movers services and to sell such data to customers of such Bureau. Such right to use of the ACROPAC System(TM) to obtain such data is conditoned upon CBI agreeing to the percentage of its share of revenues from sale of such data to such customers.

      5. Time of Performance. CBI shall provide to Bureaus the online credit reporting services described hereunder on Monday through Friday from 7:30 a.m. until 1:00 a.m., Saturday from 7:00 a.m. until 10:00 p.m., and on Sunday from 12:30 p.m. until 10:00 p.m., all Eastern Standard Time/Eastern Daylight Time; provided, however, that, notwithstanding anything hereinabove to the contrary, no such services shall be provided on Christmas or New Year's Day, and such services may be interrupted on Sundays for emergency maintenance purposes.

      6. Equipment. Each Bureau, at its own expense, hereby agrees to acquire or retain such data processing equipment compatible with ACROPAC(TM) and required for such Bureau to operate and perform under this Agreement as shall be specified by CBI in its reasonable judgment. Such equipment required as of the date hereof is specified in Exhibit D attached hereto. CBI may specify such additional or different types or quantities of data processing equipment as CBI reasonably deems necessary to continue such Bureau's participation on ACROPAC(TM) and said Bureau agrees to acquire and install the same. In the event any such equipment is acquired from CBI, the terms, including warranties, associ-ated with acquisition or use thereof shall be solely as set forth in a separate agreement.

      7. Ownership of Data. For all purposes of this Agreement, each Bureau shall be the owner of all data and information in the ACROPAC System(TM), as such may be purged, modified or enhanced from time to time, as set forth by the following:

            (a) From and after the Online Cut-Over Date or the completion of conversion of all credit records and files of a Bureau, whichever shall first occur, and notwithstanding CBI's failure to properly designate data as belonging to such Bureau by coding within ACROPAC(TM), such Bureau shall be the owner of all credit records and files, including credit account data and subject files,
(i) delivered to CBI by such Bureau and pertaining to those subjects residing in those service areas set forth on Exhibit E which do not have zip codes listed on Exhibit F, and (ii) delivered to CBI by suppliers of Bureaus, CBI, credit bureaus owned by CBI or Affiliate Bureaus and pertaining to those subjects residing in those service areas set forth on Exhibit E which do not have zip codes listed on Exhibit F.

            (b) Notwithstanding any other provisions of this Agreement, each Bureau shall be deemed to own demographic data included within the ACROPAC(TM) files identified pursuant to Paragraph 7(a).

            (c) Each Bureau agrees that it shall cease to own any ACROPAC(TM) credit data described by Paragraphs 7(a) or 7(b) at the time the consumer subject thereof transfers residence out of the service areas defined by Exhibit
E. Upon such transfer, the credit data for such consumer shall be owned by the ACROPAC(TM) Affiliate Bureau, if any, which maintains credit data files for an area encompassing the new residence of such consumer or, if there is no such Affiliate Bureau, by CBI. CBI agrees that it shall cease to own any ACROPAC(TM) credit data at the time the consumer subject thereof transfers residence into the service areas defined by Exhibit E. Upon such transfer, the credit data for such consumer shall be owned by the Bureau or the Associate, as the case may be, which maintains credit data files for an area encompassing the new residence of such consumer.

            (d) CBI agrees and warrants that in the event any of the credit bureaus (the "Associates") listed on Exhibit F attached hereto (all of which are credit bureaus currently reCBIving credit reporting services from CBDC) cease using the ACROPAC System(TM), if CBI has the right to deliver, CBI shall deliver, to Bureaus upon such cessation a copy of the then current credit records and files (including credit account data, demographic data and subject files) of such credit bureau contained on the ACROPAC System(TM), together with the right to use and sell information contained in such credit records and files.

      8. Charges for ACROPAC System(TM) Services.

            (a) Charges of CBI for the online services described in this Agreement shall be as follows: Each Bureau shall pay to CBI the amount set forth herein for each billable inquiry as to any credit file or data of such Bureau, whether such inquiry is made by a customer of such Bureau or any other person or party. For the purposes of this Agreement, a "billable inquiry" is defined as an inquiry into the ACROPAC System(TM), by terminal or otherwise, for the purpose of obtaining a credit report or credit data, whether oral, written or otherwise, for sale, directly or indirectly, to a customer of such Bureau or any other person or entity. Any of the following inquiries shall not constitute a billable inquiry: (i) an inquiry from which it is determined that there is no file on an individual, unless such inquiry results in a charge to a customer of such Bureau, and (ii) any other inquiry as to which a report is not sent to a customer of such Bureau, including, without limitation, an inquiry made by such Bureau for purposes of performing maintenance on its credit files. Billable inquiry charges shall be paid only by the Bureau which owns the ACROPAC(TM) file accessed in all cases; no more than one billable inquiry shall be deemed to have occurred within twenty-four (24) hours of the first inquiry in respect of a single credit report, if such inquiries were made from the same inquiring account number. A record of all charges for billable inquiries shall be kept daily by CBI, and CBI shall furnish to each Bureau a report of such inquiries and the charges made therefor pursuant to Paragraph 8(b) hereof. Each Bureau shall pay to CBI for each billable inquiry the lesser of (A) the Flat Amount (as hereinafter defined) or (B) the Most Favored Customer Rate for a billable inquiry.

For purposes of this Agreement, the "Flat Amount" shall be equal to (i) during the Initial Term, $0.230, (ii) during the first year of any Renewal Term, the sum of (I) the Flat Amount for the immediately preceding year, plus (II) ten percent (10%) of the Flat Amount for such immediately preceding year, and (iii) during any year which is not part of the Initial Term or is not the first year of any Renewal Term (a "Following Year"), the Flat Amount for the immediately preceding year increased by the lesser of (X) the percentage increase of the Most Favored Customer Rate applied by CBI at the beginning of such Following Year for a billable inquiry or (Y) the percentage increase of the Index for the month ending immediately prior to the first day of such Following Year over the Index for the same calendar month occurring in the next preceding year.

            (b) Each Bureau shall be invoiced monthly for charges incurred hereunder during the month preceding such invoice. Said monthly invoice amount shall represent all monthly charges made under this Agreement, including, without limitation, those pursuant to Paragraph 8(a), and including any excise, use, privilege, or sales or other similar tax or assessment (but excluding any tax on income or other similar tax) now or hereafter imposed upon such Bureau by or under the authority of any federal, state or local law, rule or regulation with respect to the services or materials furnished under this Agreement. All invoices shall be due and payable by such Bureau within thirty (30) days from date of reCBIpt of invoice.

            (c) CBI and Bureaus shall comply with the procedures and terms of the Cost Allocation System, as described on Exhibit A hereto or as such terms or procedures may from time to time be modified or supplemented by CBI in its sole discretion; provided, however, that in no event shall CBI so modify or supplement the terms and procedures of the Cost Allocation System as it applies to Bureaus without so modifying and supplementing the Cost Allocation System relating to Affiliate Bureaus and credit bureaus owned by CBI. CBI and Bureaus shall make such payments, charges or remittances as may be due thereunder. Bureaus specifically acknowledge that such Cost Allocation System is of significant impor-tance to the proper and efficient operation of the ACROPAC System(TM) for the mutual benefit of CBI, its owned credit bureaus, Bureaus and Affiliate Bureaus. Each Bureau covenants and agrees that it will refrain from any activities inconsistent with, or contrary to, the terms or objectives of the Cost Allocation System.

            (d) CBI shall charge Bureaus for services in connection with special marketing services or similar programs as described in Paragraph 4(j) above at the Most Favored Customer Rate for such services or programs.

            (e) CBI shall pay to Credit Services within thirty (30) days after the end of each month during the term of this Agreement, $0.07 per billable inquiry made during such month by any credit bureau or other entity (or customer thereof), including Bureaus (the "Royalty") regarding a subject residing in a service area set forth on Exhibit E attached hereto if the credit file on such subject is not owned by CSC or a Bureau. CBI shall notify Credit Services in writing as soon as practicable after the end of each month during the term of this Agreement of the amount of Royalty due Credit Services for such month. Credit Services shall have the right at reasonable times to inspect and review the books and records of CBI to insure that all Royalty due Credit Services hereunder is being paid by CBI to Credit Services in accordance with this Agreement.

                           IV. PUT AND CALL OF ASSETS

      9. Certain Calculations; Payments of Consideration.

            (a) If an Acquired Corporation has not been owned by CSC or any Bureau for the entire Calculation Period, then for purposes of calculating the Acquired Product, the amount of Reporting Revenues, Collection Revenues and Other Business Revenues generated by such Acquired Corporation during the Calculation Period shall be deemed to be equal to the respective amounts of Reporting Revenues, Collection Revenues and Other Business Revenues generated during the number of months (the "Owned Months") such Acquired Corporation has been owned by CSC or a Bureau, multiplied by a fraction the numerator of which is 12 and the denominator of which is the Owned Months,

            (b) Any payment to be made by CBI or Equifax to CSC and/or the Subsidiaries pursuant to the provisions of Article IV or Article V of this Agreement shall be paid in cash at the offices of Credit Services by cashier's check drawn on, or by federal funds immediately available at, a financial institution designated by Credit Services from time to time.

      10. Put of Accounts Management Assets and Liabilities.

            (a) During the following periods or upon the occurrence of any of the following events, Accounts Management and the Accounts Management Acquired Corporations shall have the right to sell to CBI, and require CBI to purchase and assume, the Accounts Management Assets and Liabilities on the terms hereinafter set forth:

      1. At any time on or after March 25, 1991 during the term of this Agreement, but in no event after August 1, 2013;

      2. If a Change of Control of CBI or Equifax shall occur during the term of this Agreement prior to March 25, 1991; or

      3. If a Federal Income Tax Law Amendment (as defined in Paragraph 13(a) hereof) is enacted during the term of this Agreement prior to March 25, 1991 and CBI notifies Accounts Management within three (3) days after such Federal Income Tax Law Amendment becomes law that due to such Federal Income Tax Law Amendment Accounts Management and the Accounts Management Acquired Corporations shall have the right to sell to CBI, and require CBI to purchase and assume, the Accounts Management Assets and Liabilities.

CBI shall be bound and obligated to purchase and assume the Accounts Management Assets and Liabilities from Accounts Management within one hundred eighty (180) days after reCBIving written notice from Accounts Management and the Accounts Management Acquired Corporations of their intention to sell the Accounts Management Assets and Liabilities to CBI; provided, however, that if any federal governmental department or administrative agency files a motion in any court for a temporary restraining order restraining CBI's purchase of the Accounts Management Assets and Liabilities, such 180-day period shall be extended by the number of days elapsed between the filing of such motion and the ruling (including a dismissal) on such motion and by the number of days, if any, any temporary restraining order granted by such court is in effect. CBI must notify Accounts Management in writing at least thirty (30) days prior to the closing of the sale of the Accounts Management Assets and Liabilities of CBI's intended date of closing of such sale. Subject to the provisions of Paragraph 10(a) (iii) below, the price which CBI shall pay for the purchase of the Accounts Management Assets and Liabilities (the "Accounts Management Assets and Liabilities Price") shall be as follows:

            (i) An amount equal to the sum of (A) the product of (I) 3.0, times (II) the Reporting Revenues of Accounts Management and the Accounts Management Acquired Corporations generated during the twelve calendar months immediately preceding the month in which Accounts Management and the Accounts Management Acquired Corporations give notice of their intent to sell the Accounts Management Assets and Liabilities plus (B) the product of
                  (III) 1.0, times (IV) the Collection Revenues and Other Business Revenues of Accounts Management and the Accounts Management Acquired Corporations generated during the twelve months immediately preceding the month in which Accounts Management and the Accounts Management Acquired Corporations give notice of their intent to sell the Accounts Management Assets and Liabilities. If an Accounts Management Acquired Corporation or a division of Accounts Management has been owned by Accounts Management for less than the entire twelve calendar months preceding the month in which Accounts Management gives such notice of its intent to sell the Accounts Management Assets and Liabilities, then for purposes of calculating the Reporting Revenues, Collection Revenues and Other Business Revenues of Accounts Management and the Accounts Management Acquired Corporations for such twelve-month period, the Reporting Revenues, Collection Revenues and Other Business Revenues shall be deemed to include the respective amount of Reporting Revenues, Collection Revenues and Other Business Revenues attributable to each such division or Accounts Management Acquired Corporation during the number of months (the "Specified Months") such division or Accounts Management Acquired Corporation has been owned by Accounts Management, multiplied by a fraction the numerator of which is 12 and the denominator of which is the Specified Months;

            (ii) Notwithstanding the provisions of the immediately preceding subparagraph (i), if Accounts Management and the Accounts Management Acquired Corporations give notice of their intent to sell the Accounts Management Assets and Liabilities to CBI and CBI is unable to consummate such purchase of the Accounts Management Assets and Liabilities within one hundred eighty
                  (180) days after reCBIving such notice by reason of a statutory or regulatory provision or an injunction or other administrative or judicial order prohibiting the consummation of such purchase (which such provision, injunction or order shall not be enacted or issued at the request of CBI), Accounts Management and the Accounts Management Acquired Corporations shall have the right to withdraw (but shall not be required to withdraw) their notice of intent to sell and to exercise their right to renotice their intent to sell and to sell to CBI at a subsequent time, until such sale is consummated;

                  provided, however, that if such provision or order is enacted or issued and Accounts Management and the Accounts Management Acquired Corporations do not withdraw their notice, then if such provision or order is rescinded or expires or is otherwise modified or affected, thus enabling CBI to consummate such purchase of the Accounts Management Assets and Liabilities, CBI shall have one hundred eighty (180) days from the date of such rescission, expiration, or other modification to consummate such purchase. In the event Accounts Management and the Accounts Management Acquired Corporations withdraw their notice and exercise their right to renotice their intent to sell to CBI at a subsequent time, the purchase price of the Accounts Management Assets and Liabilities at such subsequent time shall be determined in accordance with the procedure set forth in Paragraph 10(a) (i) above.

            (iii) Notwithstanding the provisions of the immediately preceding subparagraphs (i) and (ii), the purchase price of the Accounts Management Assets and Liabilities shall be reduced by any of the Accounts Management Current Assets Amount, the Accounts Management Long-Term Debt Amount, the Accounts Management Net Worth Amount and the Accounts Management Underfunding Amount, if any such Amount is greater than zero.

                  (I) "Accounts Management Current Assets Amount" shall be the amount, if any, by which total current liabilities (excluding income taxes payable) of Accounts Management and the Accounts Management Acquired Corporations exceeds total current assets (excluding cash and cash equivalents) of Accounts Management and the Accounts Management Acquired Corporations.

                  (II) "Accounts Management Long-Term Debt Amount" shall be the amount, if any, by which long-term liabilities excluding current maturities of Accounts Management and the Accounts Management Acquired Corporations (excluding notes payable to parent, other intercompany debt and Acquisition Debt) exceeds the aggregate book value (net of accumulated depreciation and amortization) of the Operating Assets of Accounts Management and the Accounts Management Acquired Corporations.

                  (III) "Accounts Management Net Worth Amount" shall be the
                        amount, if any, by which the total stockholder's equity of Accounts Management and the Accounts Management Acquired Corporations is less than zero.

                  (IV) "Accounts Management Underfunding Amount" shall be the amount of any "accumulated funding deficiency" (as defined in Section 302(a) (2) of the Employee Retirement Income Security Act of 1974, as amended, or any successor or similar law hereinafter enacted ("ERISA")) for any employee pension benefit plan (as defined in Section 3(2) of ERISA) subject to the funding requirements of Title IV of ERISA sponsored by Accounts Management or any Accounts Management Acquired Corporation.

                        All calculations made pursuant to subparagraph I, II or
                  III of this subparagraph (iii) shall be made as of the last day of the month ending on or immediately preceding the date on which Accounts Management and the Accounts Management Acquired Corporations give notice of their intention to sell the Accounts Management Assets and Liabilities. All calculations made pursuant to subparagraph IV of this subparagraph (iii) shall be made as of the last day of the plan year ending on or immediately preceding the date on which Accounts Management and the Accounts Management Acquired Corporations give notice of their intention to sell the Accounts Management Assets and Liabilities.

      (b) The "Accounts Management Assets and Liabilities" to be purchased and assumed by CBI shall consist of the following:

            (i) all of the assets (except cash and cash equivalents and stock of any wholly-owned corporation) of Accounts Management;

            (ii) all of the assets (except cash and cash equivalents) of the Accounts Management Acquired Corporations; and

            (iii) all commitments and all direct and contingent liabilities of
                  Accounts Management and the Accounts Management Acquired Corporations incurred in the ordinary course of business of Accounts Management or the Accounts Management Acquired Corporations, as the case may be, including all contracts used in the ordinary course of business of such entities (including, for example, office leases, equipment and software leases, bureau customer contracts and employment contracts), but excluding the following:

                  (A) liabilities relating to income taxes accrued by Accounts Management and the Accounts Management Acquired Corporations, to other taxes of Accounts Management and the Accounts Management Acquired Corporations past due at the time of purchase of the Accounts Management Assets and Liabilities and to such other taxes that have not been accrued by Accounts Management and the Accounts Management Acquired Corporations,

                  (B) aggregate liabilities relating to litigation of Accounts Management and the Accounts Management Acquired

                        Corporations in excess of $187,500 (it being expressly agreed that up to $187,500 of liabilities relating to such litigation shall be included in the Accounts Management Assets and Liabilities). For purposes of this subparagraph (b) (iii) (B), the selling entities shall retain and defend all such litigation and shall have the right, from time to time, to require CBI to reimburse such entities for all damages, losses, judgments, expenses and costs (including attorneys' fees and expenses) up to an aggregate amount equal to $187,500,

                  (C) Acquisition Debt of Accounts Management and the Accounts Management Acquired Corporations, and

                  (D) Notes payable to parent and other intercompany debt of Accounts Management and the Accounts Management Acquired Corporations.

            (c) "Accounts Management Acquired Corporations" means those Acquired Corporations (i) all of the stock or substantially all of the assets of which are acquired by Accounts Management after the date hereof, and (ii) that at the time of their respective acquisitions each meet the following test:

                  The Collection/Reporting Revenue Amount of such Acquired
            Corporation shall be equal to or greater than 80% of the aggregate Total Revenue Amount of such Acquired Corporation.

            The "Collection/Reporting Revenue Amount" for any entity shall be the amount equal to the sum of all Reporting Revenues and Collection Revenues of such entity generated during the fiscal year immediately preceding the date on which such entity was purchased by CSC and/or a Bureau and/or Accounts Management.

            The "Total Revenue Amount" for any entity shall be the amount of all revenues of such entity generated during the fiscal year immediately preceding the date on which such entity was purchased by CSC and/or a Bureau and/or Accounts Management.

            (d) Accounts Management shall not purchase any Accounts Management Acquired Corporation between the date on which Accounts Management and the Accounts Management Acquired Corporations give CBI notice of their intention to sell the Accounts Management Assets and Liabilities and the date such sale is consummated; provided, however, that if such notice is withdrawn by Accounts Management and the Accounts Management Acquired Corporations pursuant to paragraph 10(a) (ii) hereof, Accounts Management may purchase any Accounts Management Acquired Corporation after such withdrawal and prior to any subsequent notice given by Accounts Management and the Accounts Management Acquired Corporations to CBI of their intention to sell the Accounts Management Assets and Liabilities.

      11. Put of Subsidiaries' Assets and Liabilities. (a) During the following periods or upon the occurrence of any of the following events, the Subsidiaries shall have the right to sell to CBI, and require CBI to purchase and assume, the Subsidiaries' Assets and Liabilities on the terms hereinafter set forth:

            1. At any time on or after March 25, 1991 during the term of this Agreement, but in no event after August 1, 2013;

            2. If a Change of Control of CBI or Equifax shall occur during the term of this Agreement prior to March 25, 1991; or

            3. If a Federal Income Tax Law Amendment (as defined in Paragraph 13 (a) hereof) is enacted during the term of this Agreement prior to March 25, 1991 and CBI notifies the Subsidiaries within three (3) days after such Federal Income Tax Law Amendment becomes law that due to such Federal Income Tax Law Amendment the Subsidiaries shall have the right to sell to CBI, and require CBI to purchase and assume, the Subsidiaries' Assets and Liabilities.

CBI shall be bound and obligated to purchase and assume the Subsidiaries' Assets and Liabilities from the Subsidiaries within one hundred eighty (180) days after reCBIving a joint written notice from the Subsidiaries of their intention to sell the Subsidiaries' Assets and Liabilities to CBI; provided, however, that if any federal governmental department or agency files a motion in any court for a temporary restraining order restraining CBI's purchase of the Subsidiaries' Assets and Liabilities, such 180-day period shall be extended by the number of days elapsed between the filing of such motion and the ruling (including a dismissal) on such motion and by the number of days, if any, any temporary restraining order granted by such court is in effect. CBI must notify the Subsidiaries in writing at least thirty (30) days prior to the closing of the sale of the Subsidiaries' Assets and Liabilities of CBI's intended date of closing of such sale. Subject to the provisions of Paragraph 11(a) (v) below, the price which CBI shall pay for the purchase of the Subsidiaries' Assets and Liabilities shall be as follows:

            (i) If on or prior to the date ("Designated Date") which occurs three (3) years prior to the expiration date of the Initial Term ("Initial Term Expiration Date") the Subsidiaries give CBI such written notice of their intention to sell the Subsidiaries' Assets and Liabilities, the purchase price of the Subsidiaries' Assets and Liabilities shall be (A) if CBI shall have purchased the Accounts Management Assets and Liabilities prior to the purchase of the Subsidiaries' Assets and Liabilities, an amount equal to the greater of (I) Three Hundred Sixty-Five Million Dollars ($365,000,000), minus the Accounts Management Assets and Liabilities Price, plus the Acquired Product (less any part thereof attributable to the Accounts Management Acquired Corporations), or (II) the sum of the Collection Product (less any part thereof attributable to the Collection Revenues of Accounts Management), plus the Reporting Product (less any part thereof attributable to the Reporting Revenues of Accounts Management), plus the Acquired Product (less any part thereof attributable to the Accounts Management Acquired Corporations), plus the Other Business Product (less any part thereof attributable to the Other Business Revenues of Accounts Management), plus $21,716,000, or (B) if CBI shall not have purchased the Accounts Management Assets and Liabilities prior to such purchase of the Subsidiaries' Assets and Liabilities, an amount equal to the greater of (III) Three Hundred

                  Sixty-Five Million Dollars ($365,000,000) plus the Acquired Product, or (IV) the sum of the Collection Product, plus the Reporting Product, plus the Acquired Product, plus the Other Business Product, plus $21,716,000;

            (ii) If on a date which occurs after the Designated Date and on or before the Initial Term Expiration Date, the Subsidiaries give CBI such written notice of their intention to sell the Subsidiaries' Assets and Liabilities, the purchase price of the Subsidiaries' Assets and Liabilities shall be an amount equal to the sum of the Collection Product plus the Reporting Product, plus the Acquired Product, plus the Other Business Product, plus $21,716,000 (less, if CBI shall have purchased the Accounts Management Assets and Liabilities prior to the purchase of the Subsidiaries Assets and Liabilities, any part of the Collection Product, Reporting Product, Acquired Product and Other Business Product attributable to the Collection Revenues, Reporting Revenues and Other Business Revenues of Accounts Management or the Accounts Management Acquired Corporations, as the case may be);

            (iii) If after the Initial Term Expiration Date the Subsidiaries give CBI such written notice of their intention to sell the Subsidiaries' Assets and Liabilities, the purchase price of the Subsidiaries' Assets and Liabilities shall be (a) equal to an amount mutually agreed upon by CBI and the Subsidiaries as such purchase price, or (b) if CBI and the Subsidiaries cannot mutually agree upon such purchase price, determined by appraisal (which appraisal, if the Accounts Management Assets and Liabilities have previously been purchased by CBI, shall not include any value respecting the Accounts Management Assets and Liabilities) in accordance with the following procedure:

                        The CBI Appraiser and the Subsidiaries' Appraiser shall perform and submit within sixty (60) days after the Subsidiaries give such written notice of their intention to sell the Subsidiaries' Assets and Liabilities, their respective appraisals of the Subsidiaries' Assets and Liabilities. If the difference between such appraisals is an amount equal to or less than ten percent (10%) of the higher of such appraisals, the purchase price of the Subsidiaries' Assets and Liabilities shall be equal to the average of such appraisals. If the difference between the appraisals submitted by the CBI Appraiser and the Subsidiaries' Appraiser is an amount greater than ten percent (10%) of the higher of such appraisals, then CBI and the Subsidiaries shall endeavor to mutually agree upon a purchase price that is equal to or greater than ninety percent (90%) of the higher of such appraisals. If CBI and the Subsidiaries cannot so mutually agree, the Third Appraiser shall perform and submit its appraisal of the Subsidiaries' Assets and Liabilities within sixty (60) days after its selection by the CBI Appraiser and the Subsidiaries' Appraiser. In such event, the CBI Appraiser and the Subsidiaries' Appraiser shall instruct the Third Appraiser that its appraisal must fall between the respective appraisals submitted by the CBI Appraiser and the Subsidiaries' Appraiser, and the purchase price of the Subsidiaries' Assets and Liabilities shall then be equal to the appraisal submitted by the Third Appraiser.

            (iv) Notwithstanding the provisions of the immediately preceding subparagraphs (i), (ii) and (iii), if the Subsidiaries initially give notice of their intent to sell the Subsidiaries' Assets and Liabilities to CBI and CBI is unable to consummate such purchase of the Subsidiaries' Assets and Liabilities within one hundred eighty (180) days after reCBIving such notice by reason of a statutory or regulatory provision or an injunction or other administrative or judicial order prohibiting the consummation of such purchase (which such provision, injunction or order shall not be enacted or issued at the request of CBI), the Subsidiaries shall have the right to withdraw (but shall not be required to withdraw) their notice of intent to sell and to exercise their right to renotice their intent to sell and to sell to CBI at a subsequent time, until such sale is consummated; provided, however, that if such provision or order is enacted or issued and the Subsidiaries do not withdraw their notice, then if such provision or order is rescinded or expires or is otherwise modified or affected, thus enabling CBI to consummate such purchase of the Subsidiaries' Assets and Liabilities, CBI shall have one hundred eighty (180) days from the date of such rescission, expiration or other modification to consummate such purchase. In the event the Subsidiaries withdraw their notice and exercise their right to renotice their intent to sell to CBI at a subsequent time, the purchase price of the Subsidiaries' Assets and Liabilities at such subsequent time shall be determined in accordance with Paragraph 11(a) (i),
                  (ii) or (iii), as the case may be, based upon the point in time that such right to sell is subsequently exercised by again giving written notice to CBI.

            (v) Notwithstanding the provisions of the immediately preceding subparagraphs (i), (ii), (iii) and (iv), the purchase price of the Subsidiaries' Assets and Liabilities shall be reduced by any of the Subsidiaries' Current Assets Amount, the Subsidiaries' Long-Term Debt Amount, the Subsidiaries' Net Worth Amount and the Subsidiaries' Underfunding Amount, if any such Amount is greater than zero.

                  (I) "Subsidiaries' Current Assets Amount" shall be the amount, if any, by which total current liabilities (excluding income taxes payable) of the Subsidiaries exceeds total current assets (excluding cash and cash equivalents) of the Subsidiaries.

                  (II) "Subsidiaries' Long-Term Debt Amount" shall be the amount, if any, by which the long-term liabilities excluding current maturities of the Subsidiaries (excluding notes payable to parent, other intercompany debt and Acquisition Debt) exceeds the aggregate book value (net of accumulated depreciation and amortization) of the Operating Assets of the Subsidiaries.

                  (III) "Subsidiaries' Net Worth Amount" shall be the amount, if any, by which the total stockholder's equity of the Subsidiaries is less than zero.

                  (IV) "Subsidiaries' Underfunding Amount" shall be the amount of any "accumulated funding deficiency" (as defined in Section 302(a) (2) of ERISA) for any employee pension benefit plan (as defined in Section 3(2) of ERISA) subject to the funding requirements of Title IV of ERISA sponsored by any Subsidiary.

                  All calculations made pursuant to subparagraph I, II or III of this subparagraph (v) shall be made as of the last day of the month ending on or immediately preceding the date on which the Subsidiaries or CBI, as the case may be, give(s) notice of their or its intention to sell or purchase, as the case may be, the Subsidiaries' Assets and Liabilities. All calculations made pursuant to subparagraph IV of this subparagraph (v) shall be made as of the last day of the plan year ending on or immediately preceding the date on which the Subsidiaries or CBI, as the case may be, give(s) notice of their or its intention to sell or purchase, as the case may be, the Subsidiaries' Assets and Liabilities.

                  If CBI purchases the Accounts Management Assets and
            Liabilities prior to purchasing the Subsidiaries' Assets and Liabilities, the total current assets, total current liabilities, total stockholder's equity, long-term liabilities excluding current maturities, Operating Assets and employee pension benefit plans of Accounts Management and the Accounts Management Acquired Corporations shall not be included when making the calculations contemplated by this subparagraph (v).

            (b) The "Subsidiaries' Assets and Liabilities" to be purchased and assumed by CBI shall consist of the following:

            (i) all of the assets (except cash and cash equivalents) of the Bureaus and, if CBI shall not have previously purchased the Accounts Management Assets and Liabilities, of Accounts Management;

            (ii) all of the assets (except cash, cash equivalents and, if CBI shall have previously purchased the Accounts Management Assets and Liabilities, assets of the Accounts Management Acquired Corporations) of the Acquired Corporations; and

            (iii) all commitments and all direct and contingent liabilities of the Bureaus, the Acquired Corporations (except, if CBI shall have previously purchased the Accounts Management Assets and Liabilities, liabilities of the Accounts Management Acquired Corporations) and, if CBI shall not have previously purchased the Accounts Management Assets and Liabilities, of Accounts Management, incurred in the ordinary course of business of Bureaus, such Acquired Corporations, or Accounts Management, as the case may be, including all contracts used in the ordinary course of business of such entities (including, for example, office leases, equipment and software leases, bureau customer contracts and employment contracts), but excluding the following:

                  (A) liabilities relating to income taxes accrued by the Subsidiaries, to other taxes of the Subsidiaries past due at the time of purchase of the Subsidiaries' Assets and Liabilities and to such other taxes that have not been accrued by the Subsidiaries,

                  (B) aggregate liabilities relating to litigation of the Bureaus, the Acquired Corporations and, if CBI shall not have previously purchased the Accounts Management Assets and Liabilities, of Accounts Management in excess of $750,000 (it being expressly agreed that up to $750,000 of liabilities relating to such litigation shall be included in the Subsidiaries' Assets and Liabilities if CBI shall not have previously purchased the Accounts Management Assets and Liabilities, and up to $562,500 of such liabilities shall be included in the Subsidiaries' Assets and Liabilities if CBI shall have previously purchased the Accounts Management Assets and Liabilities). For purposes of this subparagraph (b)
                        (iii) (B), the selling entities shall retain and defend all such litigation and shall have the right, from time to time, to require CBI to reimburse such entities for all damages, losses, judgments, expenses and costs (including attorneys' fees and expenses) up to an aggregate amount equal to $750,000 or $562,500, as the case may be,

                  (C)   Acquisition Debt of the Subsidiaries, and

                  (D) Notes payable to parent and other intercompany debt of the Subsidiaries.

            (c) "Acquired Corporations" means the corporations or other entities
(i) all of the stock or substantially all of the assets of which are acquired by CSC and/or the Bureaus and/or Accounts Management after the date hereof, (ii) that are wholly-owned by CSC, directly or through one or more of the Bureaus and/or Accounts Management, as of the closing of any purchase and sale of the Subsidiaries' Assets and Liabilities, (iii) that individually meet the following test:

            TEST 1:

                  The Collection/Reporting Revenue Amount of any such
            corporation or such other entity shall be equal to or greater than 80% of the aggregate Total Revenue Amount of such corporation or other entity.

and (iv) that collectively meet the following test:

            TEST 2:

                  The corporations and other entities shall have been purchased by CSC and/or the Bureaus and/or Accounts Management in compliance with the following schedule:

                                            The aggregate Total Revenue Amounts
                                            of all such corporations and such
                                            other entities purchased by CSC
            During the following year       and/or the Bureaus and/or Accounts
            of any Initial Term or          Management during such year shall
            Renewal Term:                   not exceed:
            -------------------------       ----------------------------------

                       1                    $20,000,000

                       2                    $20,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in year 1

                       3                    $20,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1
                                             and 2

                       4                    $25,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-3

                       5                    $30,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-4

                       6                    $35,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-5

                       7                    $40,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-6

                       8                    $44,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-7

                       9                    $48,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-8

                      10                    $50,000,000 less the aggregate
                                             Total Revenue Amounts of all
                                             corporations and other entities
                                             purchased by CSC and/or the
                                             Bureaus and/or Accounts
                                             Management in years 1-9

            (d) The Bureaus and Accounts Management shall not purchase any Acquired Corporation between the date on which the Subsidiaries give CBI notice of their intention to sell the Subsidiaries' Assets and Liabilities and the date such sale is consummated; provided, however, that if such notice is withdrawn by the Subsidiaries pursuant to Paragraph 11 (a) (iv) hereof, the Bureaus and Accounts Management may purchase any Acquired Corporation after such withdrawal and prior to any subsequent notice given by the Subsidiaries to CBI of their intention to sell the Subsidiaries' Assets and Liabilities.

            12. Call of Subsidiaries' Assets and Liabilities. (a) Subject to the provisions of Paragraph 13 of this Agreement, if on or prior to August 1, 2013
(i) a Change of Control of CSC shall occur while this Agreement is in effect, or
(ii) (A) CSC, Bureaus and, if CBI shall not have purchased the Accounts Management Assets and Liabilities, Accounts Management give CBI written notice ("Termination Notice") at least six (6) months prior to the expiration of the Initial Term or any Renewal Term of their intention to terminate this Agreement at the end of such Initial Term or Renewal Term, as the case may be, and (B) on or prior to the last day of such Initial Term or Renewal Term, as the case may be, the Subsidiaries have not notified CBI of their intention to sell the Subsidiaries' Assets and Liabilities to CBI, then CBI shall have the right to purchase and assume, and require the Subsidiaries to sell, the Subsidiaries' Assets and Liabilities to CBI at the applicable purchase price set forth in Paragraph 11(a)(i), (ii) or (iii) of this Agreement, as the case may be, depending on the date CBI gives written notice to the Subsidiaries of its intention to purchase the Subsidiaries' Assets and Liabilities; provided, however, that such right of CBI shall exist only if CBI gives written notice to Subsidiaries within sixty (60) days after such Change of Control of CSC or the expiration of the Initial Term or Renewal Term, as the case may be (this Agreement being deemed for such purposes to be in effect during such sixty (60) days after the expiration of the Initial Term or Renewal Term, as the case may be, and, if such notice is given, until such purchase is consummated), of its intention to purchase the Subsidiaries' Assets and Liabilities from the Subsidiaries. The Subsidiaries shall be bound and obligated to sell the Subsidiaries' Assets and Liabilities to CBI within one hundred eighty (180) days after receiving written notice from CBI of its intention to purchase the Subsidiaries' Assets and Liabilities from the Subsidiaries.

            (b) Notwithstanding the provisions of the immediately preceding subparagraph (a), if CBI gives notice of its intent to purchase the Subsidiaries' Assets and Liabilities pursuant to such subparagraph (a) and CBI is unable to consummate such purchase of the Subsidiaries' Assets and Liabilities within one hundred eighty (180) days after giving such notice by reason of a statutory or regulatory provision or an injunction or other administrative or judicial order prohibiting the consummation of such purchase (which such provision, injunction or order shall not be enacted or issued at the request of CSC or any Subsidiary), then CBI's right to purchase the Subsidiaries' Assets and Liabilities shall termi-nate upon the expiration of such one hundred eighty (180) days; provided, however, that CBI shall have the right to purchase, upon the terms set forth in the immediately preceding subparagraph (a), the Subsidiaries' Assets and Liabilities upon each new Change of Control of CSC occurring while this Agreement is in effect and on or prior to August 1, 2013.

            (c) If CSC, Bureaus and, if CBI shall not have purchased the Accounts Management Assets and Liabilities, Accounts Management give CBI a Termination Notice, then CBI shall provide the services of CBI and the ACROPAC system(TM) described herein to the Subsidiaries on a month-to-month basis upon the same terms and conditions contained herein until CBI consummates the purchase of the Subsidiaries' Assets and Liabilities pursuant to this Paragraph 12 or until the Subsidiaries are able to begin receiving automated credit reporting data processing services from a Person other than CBI.

      13. Conditional Right to Require Stock Sale and Price Adjustment.

            (a) If, as a result of an amendment to the federal income tax laws that becomes law after the date of this Agreement, CBI would not be entitled to depreciate the credit records and files included in any purchase and sale described in Paragraphs 10, 11 and 12 ("Asset Sale") unless such Asset Sale is consummated by a date which occurs more than thirty (30) days after the date that the Federal Income Tax Law Amendment becomes law ("Sunset Date") (such amendment containing such Sunset Date being hereinafter referred to as a "Federal Income Tax Law Amendment"), and if, without any default by CBI, an Asset Sale is not consummated before the Sunset Date, the Asset Sale shall be restructured as a sale of stock of Accounts Management, Credit Services, Cincinnati and Kansas City ("Stock Sale"), as the case may be, and the price shall be adjusted as provided in Paragraph 13(b). In connection with such Stock Sale, the seller shall agree to indemnify CBI against any liabilities of the entities covered by such Stock Sale which CBI would not have assumed pursuant to such Asset Sale; provided, the seller shall receive a credit in respect of such indemnity equal to the assets which would not have been transferred in such Asset Sale.

            (b) If an Asset Sale is converted into a Stock Sale in accordance with Paragraph 13 (a), the purchase price for the Stock Sale shall be the price that would have been paid pursuant to Paragraph 10, 11 or 12 in the Asset Sale, reduced by an amount equal to the excess, if any, of

            (1) the amount of federal income tax that the CSC Consolidated Group would have incurred on an Asset Sale, over

            (2) the amount of federal income tax that the CSC Consolidated Group incurs on the Stock Sale (determined without regard to any reduction in tax liability resulting from the indemnity under Paragraph 13 (a) above).

The "CSC Consolidated Group" means the affiliated group of corporations that file consolidated returns for federal income tax purposes of which CSC is the common parent and of which the Subsidiaries are members and any successor to such affiliated group.

            13A. Generally Accepted Accounting Principles; Cooperation; Securities Laws. Collection Revenues, Reporting Revenues and Other Business Revenues shall be calculated in accordance with generally accepted accounting principles consistently applied. The Subsidiaries, CSC and CBI agree to cooperate and to act expeditiously with regard to any filings with government agencies required in connection with the transactions contemplated by Paragraphs 10, 11, 12 and 13 hereof. CBI, the Subsidiaries and CSC agree that they will not take any action or execute and deliver any undertakings that will cause any such transaction not to be exempt under applicable federal and state securities laws.

                  V. GUARANTEE OF OPERATING INCOME

            14. Guarantee. (a) CBI hereby agrees to guarantee during the fiscal quarters of Credit Services' fiscal years 1989 (excluding all months in fiscal year 1989 prior to August, 1988), 1990 and 1991, the aggregate operating income

(the "Operating Income") of Cincinnati, Kansas City, Credit Services, and the direct and indirect subsidiaries of Credit Services (excluding any Acquired Corporation owned by any of the foregoing) (collectively, the "Group") upon the terms and conditions hereinafter set forth.

            (b) For purposes of this Agreement, the "Guaranteed Amount" for any quarter shall mean:

            (i) For fiscal months August and September, 1988 (which shall be deemed a fiscal quarter for purposes of this Paragraph 14), the greater of (A) $3,189,000 or (B) 16.98% of all revenue (from any source whatsoever) generated by the Group ("Total Revenue") during such two month period;

            (ii) For each of the last two fiscal quarters of fiscal year 1989, the greater of (A) $4,814,000 or (B) 16.99% of the Total Revenue during such quarter;

            (iii) For any fiscal quarter occurring during fiscal year 1990, the greater of (A) $5,550,000 or (B) 18.38% of the Total Revenue during such quarter; and

            (iv) For any fiscal quarter occurring during fiscal year 1991, the greater of (A) $6,050,000 or (B) 18.13% of the Total Revenue during such quarter.

            (c) Within thirty (30) days after the end of each such fiscal quarter during Credit Services' fiscal years 1989, 1990 and 1991, Credit Services shall deliver to CBI a statement (a "Test Statement") which sets forth the following information in respect of such fiscal quarter (the "Subject

Quarter") and the fiscal year (the "Subject Year") of which such Subject Quarter is a part:

            (i) the Operating Income of the Group for such Subject Quarter (the "Subject Operating Income");

            (ii) the Guaranteed Amount for such Subject Quarter (the "Subject Guaranteed Amount");

            (iii) the sum of (A) the Subject Operating Income, plus (B) the aggregate Operating Income of the Group for all fiscal quarters (the "Preceding Quarters") in such Subject Year preceding such Subject Quarter (the "Year-to-Date Operating Income"), excluding, in fiscal year 1989, all Operating Income of the Group for months prior to August, 1988;

            (iv) the sum of (A) the Subject Guaranteed Amount, plus (B) the sum of all Guaranteed Amounts for the Preceding Quarters (the "Year-to-Date Guaranteed Amount"), excluding, in fiscal year 1989, any Guaranteed Amounts for months prior to August, 1988;

            (v) an amount (the "Net Payment Amount") equal to (A) the sum of the amounts received under this Article V by Credit Services from CBI in respect of the Preceding Quarters, reduced by (B) the sum of the amounts paid by Credit Services to CBI under this Article V in respect of the Preceding Quarters; and

            (vi) the amount of Exit Costs incurred by the Group during such Subject Quarter.

Payments to be made under this Article V shall be calculated and paid in accordance with the following procedure:

If the Subject Quarter is the first fiscal quarter of the Subject Year (the months of August and September, 1988 being deemed the first fiscal quarter of fiscal year 1989), then:

      (I) if the Subject Operating Income is less than the Subject Guaranteed Amount, then CBI shall pay Credit

            Services within ten (10) days after delivery of the Test Statement the amount by which such Subject Operating Income is less than such Subject Guaranteed Amount.

      (II) if the Subject Operating Income is equal to or greater than the Subject Guaranteed Amount, then Credit Services shall not receive from CBI, and shall not make to CBI, any payment under this Article V in respect of such Subject Quarter.

If the Subject Quarter is the second, third or fourth fiscal quarter of the Subject Year (for purposes of this Paragraph 14, fiscal year 1989 being deemed to contain only three fiscal quarters, consisting of a first, third and fourth quarters), then:

      (I) if the Subject Operating Income is less than the Subject Guaranteed Amount, then CBI shall pay Credit Services within ten (10) days after delivery of the Test Statement an amount, if any, equal to the lesser of (A) the amount by which the Subject Operating Income is less than the Subject Guaranteed Amount, or (B) the amount by which the Year-to-Date Guaranteed Amount exceeds the Year-to-Date Operating Income.

      (II) if the Subject Operating Income is greater than the Subject Guaranteed Amount, then Credit Services shall pay CBI within ten
            (10) days after delivery of the Test Statement an amount, if any, equal to the lesser of (A) the amount by which the Subject Operating Income exceeds the Subject Guaranteed Amount, or (B) the Net Payment Amount.

      (III) if the Subject Operating Income is equal to the Subject Guaranteed Amount, then Credit Services shall not receive from CBI, and shall not make to CBI, any payment in respect of such Subject Quarter.

The payments made under this subparagraph (c) in respect of a Subject Year shall not be adjusted or affected in any manner by the amount of Operating Income of the Group for any other fiscal year, and the net amount of payments received by Credit Services in respect of a Subject Year shall never be adjusted after the adjustment contemplated by this subparagraph (c) for the last fiscal quarter of such Subject Year.

            (d) "Net CBI Liability" shall mean the amount equal to the aggregate payments made by CBI to Credit Services under this Paragraph 14, reduced by the aggregate payments made by Credit Services to CBI under this Paragraph 14. The Net CBI Liability shall not exceed the Cap in any event; provided, however, that if the conversion of all records and files of Bureaus to the ACROPAC System(TM) has not been completed by the date which is thirty-two (32) months from the date of this Agreement, then there shall be no Cap and CBI shall be obligated and liable for all amounts to be paid by it pursuant to the immediately preceding subparagraphs (a)-(c) as if no limit on CBI's liability or obligations under this Article V had been set forth in this subparagraph (d). "Cap" shall mean

            (i) $20,000,000, if the conversion to the ACROPAC System(TM) of all records and files of Bureaus and Associates is completed on or prior to the date which is twelve (12) months from the date of this Agreement;

            (ii) $25,000,000, if the conversion to the ACROPAC System(TM) of all records and files of Bureaus and Associates is completed on or prior to the date which is eighteen (18) months from the date of this Agreement but later than the date which is twelve
                  (12) months from the date of this Agreement;

            (iii) an amount equal to $30,000,000 minus the Late Conversion
                  Damages, if the conversion to the ACROPAC System(TM) of all records and files of Bureaus and Associates is completed on or prior to the date which is twenty-four (24) months from the date of this Agreement but later than the date which is eighteen (18) months from the date of this Agreement; and

            (iv) an amount equal to $40,000,000 minus the Late Conversion Damages, if the conversion to the ACROPAC System(TM) of all records and files of Bureaus and Associates is completed on or prior to the date which is thirty-two (32) months from the date of this Agreement but later than the date which is twenty-four (24) months from the date of this Agreement.

Once the Cap has been established and determined pursuant to this subparagraph
(d) and CBI has paid Credit Services a net amount (i.e., after crediting amounts paid by Credit Services to CBI under this Article V) equal to the Cap, CBI shall not be required to make any additional payments to Credit Services pursuant to this Article V.

            (e) Operating Income of the Group shall mean net income of the Group, as calculated in accordance with generally accepted accounting principles (except for the provisions for income taxes) consistently applied, before the following: (1) estimated income taxes, (2) general and administrative costs charged by parent, (3) investment and interest income, (4) interest expense and
(5) interest expense charged by parent. Operating Income of the Group shall be calculated to reflect and include, but shall not be limited to, charges for insurance and other personnel and third-party charges allocated to Credit Services by CSC, CSC Industry Service Group (or its successor) general and administrative costs (which such general and administrative costs shall not exceed in any one fiscal year one percent (1%) of the Total Revenue generated during such fiscal year, those being 1989 (excluding Total Revenue generated during any month prior to August, 1988), 1990 and 1991), and the following costs (the "Exit Costs"): data communications expenses incurred by the Group in exiting the data processing business, the write-off of the ARIES System, the write-down of the building located at 2505 Fannin Street, Houston, Texas 77002, any termination charges relating to leases to which any of the Group is a party, severance pay paid to employees of the Group, bonuses paid to retain employees knowledgeable about the credit reporting business, and other costs to the Group of exiting the credit reporting data processing business; provided, however, that the leases listed on Exhibit I attached hereto shall be assigned (to the extent they may be assigned) by the appropriate member(s) of the Group to CBI promptly after such member(s) decide(s) such leases are no longer needed for the operation of its or their business(es), and after such assignment, such leases shall not be included in the Exit Costs. For purposes of this Agreement, the Exit Costs which may be charged in order to calculate Operating Income shall not exceed an aggregate amount of $16,500,000 for fis-cal years 1989 (excluding any month in fiscal year 1989 occurring prior to August, 1988), 1990 and 1991. Total Revenue shall be calculated in accordance with generally accepted accounting principles consistently applied.

            (f) For purposes of establishing CBI's liability for payments under this Article V, each member of the Group agrees to operate in the ordinary course of business (except to the extent that such member takes actions in connection with entering into this Agreement and consummating the transactions contemplated hereby, including incurring Exit Costs and other expenses arising out of this Agreement).

            (g) CBI shall have the right at reasonable times to inspect and review the books and records of each member of the Group to insure that the information contained in the Test Statements is accurate.

                  VI. DURATION OF THIS AGREEMENT

      15. Duration. Subject to earlier termination pursuant to Paragraph 16(a) hereof, this Agreement shall commence on the date hereof and shall continue for an initial term of ten (10) years from August 1, 1988 (the "Initial Term"). Unless Accounts Management, Bureaus and CSC shall give written notice to CBI at least six (6) months prior to the expiration of the Initial Term of Accounts Management's, Bureaus' and CSC's intention to terminate this Agreement at the end of such Initial Term, this Agreement, including all of its provisions, shall be automatically renewed for an additional term of ten
(10) years (a "Renewal Term") and such automatic renewal of this Agreement shall continue for successive additional Renewal Terms unless such prior written notice of desire to terminate shall be given by Accounts Management, CSC and Bureaus at least six (6) months prior to the expiration of the then current Renewal Term.

                  VII. BREACH OF THIS AGREEMENT

      16. Breach. (a) Notwithstanding the provisions of Paragraph 15, this Agreement may be terminated by Accounts Management, CSC and Bureaus or CBI at any time upon the failure of the other party to pay any sum required to be paid hereunder promptly when such sum shall become due (it being understood that to the extent the due date of any payment to be made hereunder is not otherwise specifically provided for herein, all payments shall be due within thirty (30) days after receipt of invoice therefor) and the continuance of such failure for a period of thirty (30) days after notice specifying such failure shall have been given to such party. Any termination under or pursuant to this Paragraph 16(a) shall be effective one hundred eighty (180) days after the date upon which the party terminating this Agreement shall have sent to the other party or parties notice by certified mail of such failure.

            (b) Upon default (other than a default specified in Paragraph 16(a)) by the other party in the performance or breach of any provision, covenant or warranty of this Agreement and the continuance of such default or breach for a period of twenty (20) business days (or such longer period as such other party may reasonably require to cure such default or breach) after notice specifying such default shall have been given to such party, the non-defaulting party shall have the right to bring suit for damages or equitable relief, but shall not have the right to terminate this Agreement. The bringing of such suit shall be the sole and exclusive remedy of the non-defaulting party for a breach or default described by this Paragraph 16(b). Without limitation upon the foregoing, the parties hereto specifically acknowledge that defaults or breaches subject to this Paragraph 16(b) shall include: (i) the use by any Bureau, or any customer thereof, of any data of the ACROPAC System(TM) owned by CBI, by any credit bureau owned by CBI or by any Affiliate Bureau in a manner or for purposes not authorized by CBI (which purposes shall be authorized by CBI during times when similar authorization is permitted to any Affiliate Bureau or credit bureau owned by CBI); (ii) the use by CBI, any credit bureau owned by CBI or any Affiliate Bureau, or any customer thereof, of any data of the ACROPAC System(TM) owned by any Bureau in a manner or for purposes not authorized by the Bureau;
(iii)
failure to use or employ the ACROPAC System(TM) or provide consumer credit reporting services exclusively (except as contemplated by Paragraph 45 hereof) in accordance with Paragraph 4 hereof; (iv) assignment of ACROPAC System(TM) account numbers contrary to the requirements of Paragraph 2 hereof; (v) failure to comply with the procedures and terms of the Cost Allocation System pursuant to Paragraph 8(c) hereof; or (vi) any assignment or transfer, or attempted assignment or transfer, inconsistent with the provisions of Paragraph 29 of this Agreement.

      17. Limitation. Except as specifically provided herein, termination pursuant to Paragraphs 15 or 16(a) above shall not limit, modify, or be in substitution for, any of the rights of action or claims under this Agreement, at law or in equity, which any aggrieved party may otherwise have.

      18. Rights Upon Termination. (a) If after CBDC has ceased operating its data processing center (i) this Agreement is terminated by CBI or Equifax acting as a debtor in possession, by a trustee appointed to act for CBI or Equifax as a debtor or by a bankruptcy court in a case filed under the Federal Bankruptcy Code on behalf of CBI or Equifax, or (ii) any final and non-appealable administrative or judicial order is issued prohibiting or limiting any provision of this Agreement relating to the provision by CBI of ACROPAC(TM) services, then, in the case of (i) above, within sixty (60) days after such termination, or in the case of (ii) above, within sixty (60) days after such order is issued, CBI shall provide to the Bureaus (I) a complete workable current copy on magnetic tape, as designated by the Bureaus, in CBI format, of all credit data on the ACROPAC System(TM) belonging to the Bureaus, (II) a copy of the latest version of the ACROPAC System(TM) and all programs, including source code, software documentation, training manuals, and other appurtenances related thereto or derived therefrom, together with the right to use the ACROPAC System(TM) and all such related rights and properties (which right to use the ACROPAC System(TM) and such related rights and properties shall be a license granted by CBI to the Bureaus and shall be evidenced by a written License Agreement executed by CBI in the form attached hereto as Exhibit G), and (III) test tapes and assistance in conversion and training of personnel required to effect such conversion. Said tape referred to in (I) above shall be furnished to Bureaus at the then current cost to CBI of copying and preparing such complete tape. Except as set forth herein, CBI shall have no further obligation to recreate or convert the credit files and records of such Bureau after delivery of said tape; provided, however, that CBI shall provide, immediately prior to the commencement of Bureaus' independent operation of their copy of the ACROPAC System(TM), an updated complete copy on magnetic tape, in CBI format, of all credit data on the ACROPAC System(TM) belonging to the Bureaus. After providing to Bureaus such updated complete current copy of all credit data on the ACROPAC System(TM) belonging to the Bureaus and upon receipt of written directives from the Bureaus (and not before receipt of such written directives), CBI shall purge all such credit data belonging to the Bureaus from the ACROPAC System(TM). For a period of two (2) years after Bureau's conversion of said updated complete current copy, CBI shall not offer on a local level consumer credit reporting services relating to, and Bureaus shall not offer on a local level consumer credit reporting services other than those relating to, subjects residing in the areas set forth on Exhibit E hereto. After Bureau's conversion of said updated complete current copy, notwithstanding the provisions of Paragraph 8(e) hereof, Bureaus shall continue to receive Royalty and shall be able to perform local and national sales using said copy of the ACROPAC System(TM). Prior to the completion of such conversion by Bureaus of said updated complete current copy, and until Bureaus have notified CBI in writing that Bureaus are ready to commence their independent operation of their copy of the ACROPAC System(TM), Bureaus shall continue, at Bureaus' option, as contract customers of CBI on a month-to-month basis upon the same terms and conditions contained in this Agreement. In the case of (ii) above, this

Agreement shall terminate upon such written notification by Bureaus.

            (b) If this Agreement is terminated by any party hereto pursuant to Paragraph 16 (a), following such termination CBI shall provide the services of CBI and the ACROPAC System(TM) described herein to Bureaus, at Bureaus' option, on a month-to-month basis upon the same terms and conditions contained in this Agreement until the Bureaus are able to begin receiving automated credit reporting data processing services from a Person other than CBI.

      VIII. REPRESENTATIONS, WARRANTIES AND COVENANTS

            19. Representations and Warranties of CSC, Bureaus and Accounts Management. CSC, Bureaus and Accounts Management, jointly and severally, represent and warrant to CBI as follows:

            (a) Organization and Standing. Except as disclosed to CBI in writing as of the date hereof, each of CSC, the Bureaus and Accounts Management is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, is qualified or licensed to transact business as a foreign corporation in every jurisdiction where the character of the property owned or leased by it and the nature of the business conducted by it require it to be so qualified or licensed and where the failure to be so qualified or licensed would have a material adverse effect on it.

            (b) Authority. Except as disclosed to CBI in writing as of the date hereof, each of CSC, the Bureaus and Accounts Management has the full corporate power and authority to execute and deliver this Agreement, to perform hereunder, and to consummate the transactions contemplated hereby without the necessity of any act, approval or consent of any other Person whomsoever, except such as have been, or will be, obtained. This Agreement has been approved by the respective Boards of Directors, or the Executive Committees thereof, of each of them, and constitutes the valid and legally binding obligation of each of CSC, the Bureaus and Accounts Management enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

            (c) Agreement Does Not Violate Other Instruments. Except as disclosed to CBI in writing as of the date hereof, the execution and delivery of this Agreement by each of CSC, the Bureaus and Accounts Management does not, and the consummation of the transactions contemplated hereby will not, violate any provisions of the respective Articles of Incorporation, as amended, or Bylaws, as amended, of each of CSC, the Bureaus and Accounts Management or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement, instrument, or any order, judgment, decree or other arrangement to which each is a respective party or by which each is respectively bound or by which the respective assets of each are affected.

            (d) Litigation. There is no suit, action, proceeding, claim or investigation pending or threatened against or affecting any of CSC, the Bureaus or Accounts Management that would impair the ability of any of CSC, the Bureaus or Accounts Management to consummate the transactions contemplated by this Agreement.

            (e) Unaudited Combined Financial Statements of Credit Services. Attached hereto as Exhibit H are copies of the unaudited combined balance sheets of Cincinnati, Kansas City and Credit Services and Credit Services' direct and indirect subsidiaries, as of March 31, 1988 and June 30, 1988 and the related unaudited combining statements of earnings and the unaudited combined statements of changes in stockholder's equity and cash flow for the year ended March 31, 1988 and for the three months ended June 30, 1988, together with related footnote disclosures as of and for the year ended March 31, 1988 (the "Financial Statements") and for the three months ended June 30, 1988 (for significant changes since March 31, 1988 only), all prepared in accordance with generally accepted accounting principles consistently applied, except for the method used by Credit Services in estimating for income taxes. The Financial Statements have been prepared internally by Credit Services and fairly present, except for income taxes, the combined financial condition of Cincinnati, Kansas City, Credit Services and Credit Services' direct and indirect subsidiaries and the results of their operations for the periods presented. The amounts included in such Financial Statements are included in the consolidated accounts of CSC. Any liabilities incurred or accrued since June 30, 1988 to the date of this Agreement were incurred or accrued in the ordinary course of business and do not, either individually or in the aggregate, have a material adverse effect on the combined assets of Cincinnati, Kansas City, Credit Services and Credit Services' direct and indirect subsidiaries.

            (f) On the date hereof, the Bureaus, Accounts Management and CBDC own or lease all of the assets used in the Reporting Services and Collection Services businesses of CSC.

            20. Representations and Warranties of Equifax and CBI. Equifax and CBI, jointly and severally, represent and warrant to CSC, the Bureaus and Accounts Management as follows:

            (a) Organization and Standing. Each of Equifax and CBI is a duly organized and validly existing corporation in good standing under the laws of Georgia, and is qualified or licensed to transact business as a foreign corporation in every jurisdiction where the character of the property owned or leased by it and the nature of the business conducted by it require it to be qualified or licensed, and where the failure to be so qualified or licensed would have a material adverse effect on it.

            (b) Corporate Power and Authority. Each of Equifax and CBI has the full corporate power and authority to execute and deliver this Agreement, to perform hereunder, and to consummate the transactions contemplated hereby without the necessity of any act, approval or consent of any other Person whomsoever, except such as have been, or will be, obtained. This Agreement has been approved by the respective Boards of Directors of Equifax and CBI, or the Executive Committees thereof, and constitutes the valid and binding obligation of each of Equifax and CBI enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

            (c) Agreement Does Not Violate Other Instruments. The execution and delivery of this Agreement by Equifax and CBI does not, and the consummation of the transactions contemplated hereby will not, violate any provisions of the respective Articles of Incorporation, as amended, or Bylaws, as amended, of Equifax and CBI or violate or constitute an occurrence of default under any provision of, or conflict with, result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under, any mortgage, deed of trust, conveyance to secure debt, note, loan, lien, lease, agreement, instrument, or any order, judgment, decree or other arrangement to which each is a respective party or by which each is bound or by which the assets of each are affected.

            (d) Litigation. There is no suit, action, proceeding, claim or investigation pending or threatened against or affecting Equifax or CBI that would impair the ability of Equifax or CBI to consummate the transactions contemplated by this Agreement.

            21. Covenants of CSC, Bureaus and Accounts Management and CBI. (a) At the closing of any purchase and sale contemplated by Article IV of this Agreement, the Subsidiaries, Accounts Management or CSC, as the case may be, shall deliver to CBI good and marketable title to assets included in the Subsidiaries' Assets and Liabilities, the Accounts Management

Assets and Liabilities or to the stock of Credit Services, Cincinnati, Kansas City or Accounts Management, as the case may be.

            (b) CSC covenants that, so long as the provisions of Articles IV and V of this Agreement remain in effect, it will prepare, or cause to be prepared, and deliver, or cause to be delivered, to CBI, unaudited quarterly combined financial statements of Cincinnati, Kansas City and Credit Services (and their subsidiaries), as soon as available, accompanied by a certificate executed by an officer of Credit Services certifying that such financial statements have been prepared in accordance with generally accepted accounting principles (except for the provisions for income taxes) consistently applied subject to the right, as permitted by such principles, to choose alternative treatments of certain matters.

            (c) CBI covenants that so long as the provisions of Articles IV and V of this Agreement remain in effect, it will prepare, or cause to be prepared, and deliver, or cause to be delivered, to CSC, unaudited quarterly financial statements of CBI and representative samples of financial statements of bureaus owned by CBI (without identifying such bureaus), as soon as available, accompanied by a certificate executed by an officer of CBI certifying that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied subject to the right, as permitted by such principles, to choose alternative treatments of certain matters.

            (d) Equifax covenants that so long as the provisions of Articles IV and V of this Agreement remain in effect, it will prepare, or cause to be prepared, and deliver, or cause to be delivered, to CSC, as soon as available, audited annual financial statements of Equifax, certified by Arthur Anderson & Co. that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied subject to the right, as permitted by such principles, to choose alternative treatments of certain matters.

            IX. MISCELLANEOUS TERMS AND PROVISIONS

            22. Limitations Upon Liability of CBI. Notwithstanding anything in this Agreement to the contrary, CSC and Bureaus agree that the liability of CBI shall be limited in respect of a breach or default of CBI's obligation to provide services pursuant to and as described in Articles II and III and Paragraphs 23 and 25 hereof as follows:

            (a) in the event that the default or breach shall be the loss or destruction of credit data of Bureaus on the ACROPAC System(TM) due to an act or omission of CBI, CBI shall restore such files through utilization of back-up load tapes;

            (b) in the event that the default or breach shall be the loss or destruction of equipment of the Bureaus on the ACROPAC System(TM) due to an act or omission of CBI, CBI shall replace such equipment; and

            (c) in any other event and as to any other default or breach by CBI, CBI's liability shall be limited to actual direct damages and indirect consequential damages suffered or incurred by CSC and Bureaus; provided, however, that CBI shall not be required to pay in respect of such indirect consequential damages an amount in excess of the actual insurance proceeds received in respect of such indirect consequential damages as covered by insurance, if any, of CBI. CSC and Bureaus shall not sue CBI in order to recover proceeds of insurance against such indirect consequential damages unless and until such proceeds have been paid to CBI and not paid to CSC and the Bureaus. Nothing contained in this subparagraph (c) shall be interpreted to require CBI to carry any such insurance covering such indirect consequential damages. No limitation of liability of CBI shall apply in respect of any provision of this Agreement other than those provisions of Articles II and III and Paragraphs 23 and 25 hereof which obligate CBI to provide services pursuant to and as described in said Articles II and III and Paragraphs 23 and 25 hereof.

      23. Release With Respect to Accuracy of Data. Bureaus hereby release CBI and CBI hereby releases Bureaus from any and all claims, demands, actions, causes of action, suits, costs, damages, expenses, compensation, penalties, liabilities and obligations of any kind or nature whatsoever arising out of or relating in any way to negligent actions concerning inaccurate or invalid information furnished by CBI to Bureaus or by Bureaus to CBI, as the case may be, in connection herewith; provided, however, that Bureaus do not hereby release CBI from any claims, demands, actions, causes of action, suits, costs, damages, expenses, compensation, penalties, liabilities, and obligations arising out of or relating in any way to (i) any invalidity or inaccuracy of promotions or pre-screenings performed by CBI for Bureaus or (ii) any violation by CBI of the Fair Credit Reporting Act.

      24. Modifications to ACROPAC(TM). During the term of this Agreement, CBI may implement any and all modifications, changes or improvements to or within the ACROPAC System(TM) or with respect to the procedures or regulations governing the operations thereof as CBI shall deem necessary, in its sole discretion after requesting and receiving within a reasonable time the input and suggestions of Bureaus, to the continued successful operation of ACROPAC(TM) or the CBI affiliate system, and Bureaus specifically agree to comply therewith. Any such modifications or improvements as implemented by CBI shall apply equally to all credit bureaus within the CBI affiliate system.

      25. Compliance With Laws. Subject to and as limited by the provisions of Paragraph 23 hereinabove, CBI agrees that in the performance by it of services under this Agreement, CBI will comply in good faith in all material respects with any federal, state or local laws, ordinances, regulations or administrative orders specifically pertaining to such services, including but not limited to, the Fair Credit Reporting Act, as such laws, ordinances, regulations or orders are presently constituted or as the same from time to time may be amended; provided, however, that nothing herein shall in any manner or to any extent alter, lessen, modify or substitute for the obligation of Bureaus to comply in good faith in all material respects with all such laws, ordinances, regulations or orders, and Bureaus specifically agree to so comply therewith. In the event that CBI shall conclude that compliance with any such future or amended law, ordinance, regulation or order will materially increase the cost of performing the services of CBI provided for by this Agreement, Bureaus and CBI shall undertake to agree upon a revised schedule of charges and fees under Paragraph 8 hereof.

      26. Force Majeure. Notwithstanding any provisions to the contrary herein contained, no party hereto shall be liable to the other party for any delay or interruption in performance as to any obligation hereunder resulting from governmental emergency orders, judicial or governmental action, emergency regulations, sabotage, riots, vandalism, labor strikes, or disputes, acts of God, fires, electrical failure, major computer hardware or software failures, equipment delivery delays, acts of third parties, or any other cause, if such delay or interruption in performance is beyond its reasonable control.

      27. Relationship of Parties. Nothing contained in this Agreement shall be construed as creating a joint venture, partnership, licensor-licensee (except as otherwise provided in Paragraph 18 of this Agreement), principal-agent or mutual agency relationship between or among the parties hereto, and no party shall, by virtue of this Agreement, have any right or power to create any obligation, express or implied, on behalf of any other party. No party, nor any employee of a party, shall be deemed to be an employee of another party by virtue of this Agreement.

      28. No Third-Party Benefits. CBI, Accounts Management, CSC and Bureaus acknowledge, agree and intend that this Agreement is entered into solely for the respective benefit of each of them, each Acquired Corporation, Naples and the respective successors and permitted assigns of each, and nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity (including, without limitation on the foregoing, any customer of Bureaus), other than the parties hereto, the Acquired Corporations,

Naples and the respective successors and permitted assigns of each, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

      29. Assignment. The parties hereto acknowledge the special and unique purposes of this Agreement and, therefore, agree that, notwithstanding any other provisions to the contrary contained in this Agreement, neither this Agreement nor any of the rights or obligations hereunder shall be assignable by any Bureau, CSC or Accounts Management without the prior written consent of CBI and Equifax or by CBI or Equifax without the prior written consent of Accounts Management, CSC and Bureaus; provided, however, that CSC and any affiliate of CSC shall be permitted to assign this Agreement and their respective rights and obligations hereunder to any other affiliate of CSC without the prior written consent of CBI; and provided further, that CBI shall be permitted to assign this Agreement and its respective rights and obligations hereunder to Equifax or any affiliate of Equifax without the prior written consent of CSC, the Bureaus and Accounts Management; and provided further, that any assignment whatsoever shall contain a provision to the effect that the assignee shall assume and be subject to the terms of this Agreement and that in no event shall the assignor by such assignment be relieved of any of its obligations hereunder.

      30. Retention of Credit Data. Except as may be necessary to effect an orderly transition to a successor data processor, each Bureau specifically covenants and agrees that during the term of this Agreement, or any renewal thereof, such Bureau will not sell, transfer or otherwise provide to any other Person (other than CBI or Equifax or affiliates of such Bureau) duplicates, in whole or material part, of the consumer credit data and credit files of such Bureau at any time subject to the ACROPAC System(TM).

      31. Remote Terminals. There shall be no restrictions upon the source or type of remote terminals used by any Bureau, or any of its customers, except that such terminals shall be compatible with the ACROPAC System(TM).

      32. Purchase of Supplies. Bureaus may purchase from CBI Credit Report Blank Forms 2000-A, 250-WS, 250, as well as such other supplies as CBI may make available for purchase. CBI will invoice Bureaus pursuant to Paragraph 8(b) of this Agreement for such supplies purchased at prices equal to the cost incurred by CBI in obtaining the same, plus handling and shipping expenses of CBI.

      33. Sales of Reporting and Collections Businesses. CSC, Bureaus and Accounts Management covenant that during the term of this Agreement they shall not, except as contemplated herein, dispose of a material part of their Collection Services and Reporting Services businesses (except for dispositions made in the ordinary course of business or which do not materially adversely affect the revenues of the Group and the Acquired Corporations, in the aggregate, or dispositions to another affiliate of CSC).

      34. Exclusion of Naples. The parties hereto recognize and agree that the Credit Bureau of Naples, a credit bureau owned by JHC ("Naples"), shall not initially receive credit reporting data processing services from CBI pursuant to this Agreement. If, however, in the future JHC wishes Naples to receive such data processing services from CBI, CBI shall provide such services and shall charge for such services upon the terms contained in this Agreement. The assets and liabilities of Naples shall be included in the Subsidiaries' Assets and Liabilities (as if Naples were a Bureau) in the sales contemplated by Paragraphs 11 and 12 of this Agreement.

      35. CSC Guaranty of Performance. CSC hereby unconditionally guarantees to CBI the prompt and full performance and payment when due of all obligations set forth in this Agreement of the Bureaus and Accounts Management and the payment of all costs and expenses incurred by CBI in enforcing CSC's guaranty, including reasonable attorneys' fees. CSC's guaranty shall be unlimited as to amount and shall be a continuing guaranty. CSC hereby waives notice of acceptance of its guaranty and of any liability to which it applies or may apply. CSC's guaranty is an absolute guaranty of performance and payment and not of collection, and CSC waives any right to require that any action be brought by CBI against Bureaus and/or Accounts Management prior to requesting CSC to perform under its guaranty. Should CBI seek to enforce the obligations of CSC under this guaranty in any court, CSC waives any necessity, substantive or procedural, that a judgment previously be rendered against Bureaus and/or Accounts Management, or that any action be brought against Bureaus and/or Accounts Management, or that Bureaus and/or Accounts Management be joined in such cause. The obligations of CSC under this guaranty shall not be affected in any way by receivership, insolvency, bankruptcy or other proceedings affecting Bureaus and/or Accounts Management.

            CBI may at any time, without the consent of or notice to CSC (unless otherwise required herein), and without impairing or releasing the obligations of CSC under this guaranty, upon or without any terms or conditions and in whole or in part: (1) change the manner and terms or extend the time of performance or payment of, or alter, any obligation of Bureaus and/or Accounts Management hereby guaranteed, and CSC's guaranty shall apply to said obligations as such may be changed, extended or altered in any manner; (2) exercise or refrain from exercising any rights against Bureaus and/or Accounts Management; (3) settle or compromise any obligations hereby guaranteed or hereby incurred; and (4) apply any sums paid in respect of any obligation of Bureaus and/or Accounts Management regardless of what other obligations of Bureaus and/or Accounts Management to CBI remain unpaid.

            Notwithstanding any payment made by CSC by reason of this guaranty, CSC shall not be subrogated to the rights of CBI until all obligations guaranteed hereunder have been paid or performed. No delay on the part of CBI in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right.

      36. Equifax Guaranty of Performance. Equifax hereby unconditionally guarantees to CSC, Bureaus and Accounts Management the prompt and full performance and payment when due of all obligations set forth in this Agreement of CBI and the payment of all costs and expenses incurred by CSC, Bureaus and Accounts Management in enforcing Equifax's guaranty, including reasonable attorneys' fees. Equifax's guaranty shall be unlimited as to amount and shall be a continuing guaranty. Equifax hereby waives notice of acceptance of its guaranty and of any liability to which it applies or may apply. Equifax's guaranty is an absolute guaranty of performance and payment and not of collection, and Equifax waives any right to require that any action be brought by CSC, Bureaus and Accounts Management against CBI prior to requesting Equifax to perform under its guaranty. Should CSC, Bureaus and Accounts Management seek to enforce the obligations of Equifax under this guaranty in any court, Equifax waives any necessity, substantive or procedural, that a judgment previously be rendered against CBI, or that any action be brought against CBI, or that CBI be joined in such cause. The obligations of Equifax under this guaranty shall not be affected in any way by receivership, insolvency, bankruptcy or other proceedings affecting CBI.

            CSC, Bureaus and Accounts Management may at any time, without the consent of or notice to Equifax (unless otherwise required herein), and without impairing or releasing the obligations of Equifax under this guaranty, upon or without any terms or conditions and in whole or in part: (1) change the manner and terms or extend the time of performance or payment of, or alter, any obligation of CBI hereby guaranteed, and Equifax's guaranty shall apply to said obligations as such may be changed, extended or altered in any manner; (2) exercise or refrain from exercising any rights against CBI; (3) settle or compromise any obligations hereby guaranteed or hereby incurred; and (4) apply any sums paid in respect of any obligation of CBI regardless of what other obligations of CBI to CSC, Bureaus or Accounts Management remain unpaid.

            Notwithstanding any payment made by Equifax by reason of this guaranty, Equifax shall not be subrogated to the rights of CSC, Bureaus or Accounts Management until all obligations guaranteed hereunder have been paid or performed.

No delay on the part of CSC, Bureaus or Accounts Management in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right.

      37. Notices. All notices, requests, demands, and other communications hereunder shall be in writing except as expressly stated in this Agreement, and shall be deemed to have been duly given when received upon delivery by hand or by certified mail, return receipt requested, addressed as follows:

            (a)   If to Accounts Management, CSC or the Bureaus:

                  At the respective addresses set forth on Page 1 of this Agreement, to the attention of the respective Presidents. A copy of any notice to any Bureau or Accounts Management shall also be sent to CSC, to the attention of the President of CSC.

            (b)   If to CBI or Equifax:

                  The Credit Bureau, Incorporated of Georgia
                  1600 Peachtree Street, N.W.
                  Post Office Box 4091
                  Atlanta, Georgia 30302
                  Attention: President

The parties hereto may, by notice given hereunder, designate any further or different addresses to which such notices shall be sent.

      38. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      39. Exhibits. All Exhibits attached hereto are a part of this Agreement and are expressly incorporated herein.

      40. Confidentiality of ACROPAC System(TM). Accounts Management, CSC and Bureaus acknowledge and agree that CBI is the owner of the ACROPAC System(TM) and of all interests, programs, codes, software documentation or other appurtenances related thereto or derived therefrom. Accounts Management, CSC and Bureaus further acknowledge and agree that the ACROPAC System(TM) and any codes, procedures or ACROPAC System(TM) documentation are confidential and proprietary to CBI. Except as contemplated by Paragraph 18 hereof, during the term of this Agreement and thereafter, Accounts Management, CSC and Bureaus agree to maintain, and Accounts Management, CSC and Bureaus agree to cause their respective directors, officers, employees and agents to maintain, in strict confidence and not to disclose to any other person or entity, all such information, materials and know-how as may be provided to Accounts Management, Bureaus or CSC by CBI during the term of this Agreement and to take such actions as are necessary to protect against disclosure thereof. Except as contemplated by Paragraph 18 hereof, Accounts Management, CSC and Bureaus shall make no use of any such information, materials and know-how whatsoever except solely for the purpose of this Agreement, in accordance with the terms and during the existence of this Agreement. Unless otherwise provided herein, upon the termination of this Agreement, Bureaus will return to CBI all manuals, materials and documents pertaining to CBI or the ACROPAC System(TM) obtained from CBI during the term hereof, and all copies and partial copies thereof.

      41. Confidentiality of Information. From time to time during this Agreement, Accounts Management, CSC and Bureaus may receive from CBI and CBI may receive from Accounts Management, CSC or any Bureau, confidential, competitive or commercially sensitive information concerning the business of CBI or CSC or such Bureau or Accounts Management, as the case may be, marketing, sales or products of CBI, credit bureaus owned by CBI or of Affiliate Bureaus or of CSC or such Bureau or Accounts Management, as the case may be, which, when provided to CSC, Bureaus, Accounts Management or CBI, as the case may be, is not generally known by the public. CSC, Bureaus, Accounts Management and CBI agree to maintain and agree to cause their respective directors, officers, employees and agents to maintain such information in strict confidence, to not disclose the same to any other person or entity and to take all appropriate action to protect against disclosure thereof.

      42. Injunctive Relief. Accounts Management, CSC, Bureaus and CBI acknowledge and agree that use or disclosure of the information described by Paragraphs 40 and 41 of this

Agreement in a manner inconsistent with this Agreement will give rise to irreparable injury to CBI or Accounts Management, CSC and Bureaus, as the case may be, which cannot be adequately compensated in damages and that CBI or Accounts Management, CSC and Bureaus, as the case may be, may seek and obtain equitable, injunctive relief to prevent or restrain such unauthorized use or disclosure, together with any other remedies which may be available to CBI or Accounts Management, CSC and Bureaus, as the case may be.

      43. Use of ACROPAC(TM) Services. Except as provided in Paragraph 18 of this Agreement, CBI does not convey or transfer, nor does any Bureau obtain any right or interest in, any of the programs, systems, data or materials utilized or provided by CBI in the performance of this Agreement. Under this Agreement, CBI provides ACROPAC(TM) services solely to Bureaus and their customers (including the credit bureaus located in Hopkinsville, Kentucky, Longview, Texas and Wichita Falls, Texas) and Bureaus agree that they will not, except as provided in Paragraph 46 of this Agreement, resell or subcontract such services to other credit bureaus or to any other Person.

      44. CBI Affiliate System. Bureaus specifically acknowledge that CBI provides to Affiliate Bureaus and credit bureaus owned by CBI ACROPAC(TM) services from CBI and that CBI maintains procedures for the efficient provision of such services and coordination among credit bureaus owned by CBI,

Affiliate Bureaus and CBI. Bureaus agree that they will comply with such reasonable directives and reasonable guidelines with respect to operation of the CBI affiliate system and cooperation among credit bureaus owned by CBI, Affiliate Bureaus and Bureaus as CBI may promulgate from time to time. Except as contemplated by Paragraph 45 hereof, (i) access by Bureaus, CBI, credit bureaus owned by CBI and Affiliate Bureaus to the respective files of each shall be only for obtaining credit data solely for purposes or uses authorized and permitted by the ACROPAC System(TM) and the bureau so accessed and (ii) no access to, or use of, credit data from such respective bureau files shall be permitted other than in accordance with authorization by the accessed bureau and by CBI.

      45. No Limitation on Business. Nothing contained in this Agreement shall prevent, or be construed to prevent, Accounts Management, CSC, the Bureaus and any direct or indirect subsidiary thereof from entering into or engaging in any credit reporting, collection or other business of any kind or nature in any area or locality. Nothing contained in this Agreement shall prevent Accounts Management, CSC, the Bureaus and any such subsidiary from accessing any information stored in the ACROPAC System(TM) and then processing and incorporating such information into any of their products or services, so long as such parties comply with all applicable laws when using such information. The charge for each such access shall be determined in accordance with Paragraph 8(a) hereof.

      46. Conversion of Associates. Credit Services shall use its best efforts to cause CBDC to assign the service contracts between CBDC and credit bureaus currently using the data processing services of CBDC to CBI as soon as practicable after the date of this Agreement. If any such customer of CBDC refuses to consent to such assignment to CBI, CBI, as a subcontractor of CBDC, shall provide its services and the services of the ACROPAC System(TM) to such customer, and Credit Services shall cause CBDC to remit to CBI for the provision of such services any amounts received by CBDC from such customer for the performance of services under such service contract of said customer.

      47. Credit Bureau of Albuquerque. Credit Services hereby agrees that it shall not, if both CBI and the Credit Bureau of Albuquerque ("Albuquerque") have, on or before December 31, 1988, executed a definitive purchase agreement (providing for the purchase by CBI of all of the assets or stock of Albuquerque) or a data processing service contract (providing for the furnishing by CBI of ACROPAC System(TM) services), receive any Royalty with respect to billable inquiries made regarding subjects residing in New Mexico (except for subjects residing in the zip codes set forth on Exhibit J attached hereto, which zip codes are in the service areas of the Amarillo Credit Association and Retail Merchant's Association, Inc. located in Lubbock, Texas). If CBI consummates such purchase of Albuquerque contemplated by said definitive purchase agreement or provides such ACROPAC(TM) services pursuant to said service contract, the State of New Mexico (except for the zip codes set forth on Exhibit J attached hereto) shall be deleted from Exhibit E as of the date of such definitive purchase agreement or service contract.

      48. Special Provisions

            (a) In the event that as of any time first occurring after the date of its acquisition ("acquisition date") by CSC and/or the Bureaus and/or Accounts Management, an Acquired Corporation (i) conducts a consumer credit reporting business pertaining to subjects residing in those service areas set forth in Exhibit E and (ii) either is provided ACROPAC(TM) services by CBI or is not precluded by a contract between such Acquired Corporation and a third party from being provided ACROPAC(TM) services by CBI, then the parties hereto and said Acquired Corporation shall execute an addendum to this Agreement which adds such Acquired Corporation as a party hereto and which provides that wherever the term "Bureau" or "Bureaus" appears in the following Paragraphs of this Agreement, such term shall be deemed to include such Acquired Corporation:

            (A) Paragraphs 1 through 3 (except such Paragraphs shall not apply if the Acquired Corporation is already an Affiliate Bureau; and further except that the Online Cut-Over Date shall occur on a date mutually and reasonably agreeable to CBI and such Acquired Corporation);

            (B) Paragraphs 4 through 8 (except the exclusions as to Exhibit F set forth in Paragraph 7(a) shall not apply to the extent such Acquired Corporation owns files on subjects residing in zip codes listed on Exhibit F)

            (C)   Paragraphs 16 through 18;

            (D)   Paragraphs 22 through 25;

            (E)   Paragraphs 29 through 33;

            (F)   Paragraphs 36 through 37; and

            (G)   Paragraphs 40 through 45.

            (b) In the event that as of any time first occurring after its acquisition date, an Acquired Corporation (i) conducts a consumer credit reporting business pertaining to subjects residing in service areas other than those set forth in Exhibit E, (ii) is provided ACROPAC(TM) services by CBI or is not precluded by a contract between such Acquired Corporation and a third party from being provided ACROPAC(TM) services by CBI, and (iii) if such services are not being provided by CBI, receives permission from CBI to be served by CBI on the ACROPAC System(TM) then the parties hereto and said Acquired Corporation shall execute an addendum to this Agreement which adds such Acquired Corporation as a party hereto and which provides that wherever the term "Bureau" or "Bureaus" appears in the following Para-graphs of this Agreement, such term shall be deemed to include such Acquired
Corporation:

            (A) Paragraphs 1 through 3 (except such Paragraphs shall not apply if the Acquired Corporation is already an Affiliate Bureau; and further except that the Online Cut-over Date shall occur on a date mutually and reasonably agreeable to CBI and such Acquired Corporation; and further except that the Acquired Corporation shall pay all costs of conversion of its files);

            (B)   Paragraphs 4 (a) (i) and 4 (b) through (k);

            (C) Paragraphs 5 through 8 (except that references to service areas in Paragraph 7(a) shall be to service areas covered by files owned by such Acquired Corporation; further except that references in Paragraph 7(c) to service areas defined by Exhibit E shall instead be deemed to be references to service areas covered by files owned by such Acquired Corporation; further except that Paragraph 7(d) shall not be applicable under any circumstance; and further except that a charge for a billable inquiry under Paragraph 8(a) shall be equal to the Most Favored Customer Rate);

            (D) Paragraphs 16 through 18 (except that the reference in Paragraph 18 (a) to areas set forth in Exhibit E shall be deemed to be a reference to the service areas of such Acquired Corporation);

            (E)   Paragraphs 22 through 25;

            (F)   Paragraphs 29 through 33;

            (C)   Paragraphs 36 through 37; and

            (H)   Paragraphs 40 through 45.

            (c) In the event an Acquired Corporation conducts a consumer credit reporting business pertaining to subjects residing in service areas other than those set forth in

Exhibit E, CSC agrees that (i) if such Acquired Corporation is not provided ACROPAC(TM) services by CBI, CSC, at CBI's request and to the extent not prohibited by a contract between such Acquired Corporation and a third party, will deliver to CBI a copy of the consumer credit reporting file owned by such Acquired Corporation; (ii) CBI shall have an option to purchase the Acquired Corporation at a price equal to the price paid by CSC for such Acquired Corporation, which option shall terminate on the later to occur of (x) the first anniversary of the acquisition date of such Acquired Corporation or (y) the date on which conversion of the consumer credit reporting file owned by such Acquired Corporation is no longer prohibited by a contract between such Acquired Corporation and a third party; (iii) no such Acquired Corporation shall be deemed to be an Acquired Corporation for purposes of Article IV hereof; (iv) except to the extent permitted by CBI, employees of CSC and its affiliates shall not attend any informational meetings of the Affiliate Bureaus; and (v) promptly after such an acquisition CBI shall in writing be notified of such acquisition and shall at its request be furnished with such information which shall be reasonably adequate to inform CBI regarding its decision regarding its option to acquire such Acquired Corporation.

      49. Survival. Paragraphs 12(a), 12(c), 18(a), 18(b), 40 and 41 hereof contain certain provisions which, to the extent expressly stated therein, shall survive the termination hereof.

      50. Headings. The section and other headings in this Agreement are inserted solely as a matter of convenience for reference and are not a part of this Agreement.

      51. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

      52. Waiver of Rights. Failure of any party to enforce any of its respective rights or remedies hereunder with respect to any specific act or failure to act of any party shall not constitute a waiver of the rights of such party to enforce such rights and remedies with respect to any other or subsequent act or failure to act.

      53. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire Agreement between the parties and supersedes and cancels any and all prior Agreements between the parties relating to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or in any manner modified orally, but only by agreement in writing signed by all parties to this Agreement.

      54. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall take effect as an original, and all of which, together, shall evidence one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                          THE CREDIT BUREAU, INCORPORATED
                                          OF GEORGIA

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Title: President
                                                 -------------------------------
                                                           "CBI"


                                          EQUIFAX INC.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------
                                                          "EQUIFAX"


                                          COMPUTER SCIENCES CORPORATION

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Title: Vice President
                                                 -------------------------------
                                                           "CSC"


                                          CSC CREDIT SERVICES, INC.

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Title: President
                                                 -------------------------------
                                                       "CREDIT SERVICES"

                                    EXHIBIT A
                  THE AUTOMATED CREDIT REPORTING ONLINE PACKAGE
                                  (ACROPAC(TM))
                               SYSTEM DESCRIPTION

GENERAL DESCRIPTION:

            The CBI Automated Credit Reporting Online Package (ACROPAC(TM) or ACROPAC II System(TM)) is a complete online reporting system designed to utilize advanced computer systems to upgrade substantially the services and efficiency of today's credit bureau operations. The system was developed to meet the changing needs of the credit grantor and to meet the following objectives:

            -    To provide accuracy of information with speed.

            -    To provide more complete information required for credit
                  granting decisions.

            -    To update, online, existing reference files through automated methods.

            - To be expandable and flexible in order to incorporate new bureau services as required.

            The ACROPAC II SYSTEM(TM) of programs is based upon extensive computer experience, as well as the analysis of bureau operations and credit grantor requirements. All processing steps affecting the logic and the decisions relating to services which the system can provide attempt to serve the desires of the credit bureau and credit grantor for accuracy, content and usage. These programs are designed to use contemporary data processing equipment and communication networks. System software encompasses the following primary tasks:

            - Conversion of manual records to the online system with edit rules for accuracy and statistical reports for audit purposes.

            -    Conversion of automated credit files from other vendors of computerized reporting services.

            - Processing of credit grantor automated account history information to update and create new files on a periodic basis. ACROPAC II(TM) offers various programs to extract data from a wide range of different computer systems and record formats in order to process such data into the online system.

            - Telecommunications software to control and distribute inquiries and responses to and from the computer center. This software is designed for reliability and use of low and high speed communication lines.

            - The online software is a combination of many individual programs designed to provide EDP internal control functions and also provide the information in correct formats necessary for transmission and display. This software provides for terminal maintenance entry, billing data entry, editing of input and assistance messages to guide terminal operators.

            - The System produces statistics for participating credit bureaus to assist in work organization. It maintains control of all records, including necessary purge functions.

            The ACROPAC II System(TM) is designed to support many credit bureaus from a single computer center location, with a primary objective of providing required services at minimum operating cost. The concept provides for a centralized programming and operating organization equipped to guide and develop online system performance while increasing joint utilization of EDP hardware by System bureaus.

COMPUTER CENTER HARDWARE

            The System Center currently utilizes AMDAHL 5880 and 5890 computers. Reference files are stored on random access disc units, providing large volume storage and rapid access. The Center supports compatible teletypes for credit grantor locations and Harris 9178 Series Video Display Stations with hardcopy printers at bureau locations.

ONLINE BUREAU OPERATIONS

            Access and display of reference files for oral reports is accomplished through Harris 9178 Video Display Stations by input of required identifying information. The Bureau operator enters the following basic items for file retrieval:

            Customer Account Number
            Display Type
            Customer Name
            Person Calling
            Name of Subject
            Address of Subject

            Other items of identifying information can be entered, such as previous address and social security number, to increase the probability of an accurate determination concerning the existence of a record on the subject of the inquiry. After the file has been read to the customer, a charge is automatically captured by the System.

            The procedure for retrieving a file for updating purposes is the same as that for oral reporting; however, the file is printed by request of the terminal operator and the billing for that update is entered by the terminal operator. When the updated information has been obtained, a maintenance entry is made by the operator to update the automated file and a printed report may be requested. The charge of the service rendered is then entered.

            Functions which can be performed by a Harris 9178 bureau terminal operator include:

            Request in--file displays
            Order hardcopy of displayed file
            Automatic capture of in-file and no--file charges
            Specific billing entries for standard services
            Add maintenance to existing files
            Create new files
            Delete files and specific items in a file
            Instruct printer to start or stop printing

            All terminal input information is captured by the online system and is posted to the file by the ACROPAC II(TM) online update programs. All transactions performed by the devices are recorded on magnetic tape as well as disc recording devices for online back-up purposes statistical information generation. Two level back-ups of the online file provide for file recovery, if necessary. Such back-ups shall be created no less than once per week. At least one copy of such back-up will be stored at an off-premises location.

CUSTOMER (CREDIT GRANTOR) TERMINALS

            The ACROPAC II System(TM) provides the necessary software and communications facilities to support teletype compatible terminals at speeds of 10, 15, 30, 120 and 240 CPS terminals with tape capability at System bureau customer locations. These terminals provide direct access to the ACROPAC(TM) automated files. All in-file report charges are automatically captured by the System at the time of request.

AUTOMATIC PURGING OF OLD INFORMATION

            After a bureau is operational on the ACROPAC System(TM), an online purge program deletes unwanted information, in accordance with legal guidelines, from files when retrieved. Exhibit B to this Agreement reflects purge rules currently in effect.

FORM DESTINATION

            The System allows each participating bureau to send requests for updated reports to other bureaus on the System via the terminal. Each bureau can also return an updated report to an inquiring bureau via the terminal. The form may then be printed by the bureau receiving the report.

MARKETING SERVICE CENTER

This center is capable of running CBI's online and off-line system and all support systems. This site, which is located in another part of the city, will be used in the event the primary site, housed at 1600 Peachtree Street, in Atlanta, Georgia, becomes unavailable.

COST ALLOCATION SYSTEM

The Cost Allocation System is designed to assist the bureau with more aggressive sales of system files and to assure that all bureaus have an incentive to build and maintain files with care and quality, thus allowing each bureau a fair return as file owner. Outlined below is how the Cost Allocation System is designed:

      1. The file owner pays the Billable Inquiry charge regardless of how the file is sold.
      2.    The file is billed at the file owner's rate.
      3.    The file owner receives 100% of the revenue.
      4. On direct access terminal (customer) and system to system access - when Bureau "A's" customer receives a file from Bureau "B" at "B's" price, then Bureau "A" receives a twenty-five cents ($.25) cost allocation from Bureau "B". On direct access terminal (customer) and system to system access - when a CBI national customer receives a file from

            Bureau "B" at "B's" price, then CBI National Sales receives a twenty-five cents ($.25) cost allocation from Bureau "B".

      5. On CRT (inhouse) access - when Bureau "A" receives a file from Bureau "B" at "B's" price, then Bureau "A" receives a fifty cents ($.50) cost allocation from Bureau "B". On CRT (inhouse) access - when a CBI national customer receives a file from Bureau "B" at "B's" price, then CBI National Sales receives a fifty cents ($.50) cost allocation from Bureau "B".

      6.    All system files are included in the Cost Allocation System.

      7.    Cost Allocation will occur on all in-file services.

CREDIT MARKETING SERVICE (CMS)

            - CMS will represent the bureau at the national and regional level on promotion program sales.

            - CMS will also assist the bureau on any promotion program sold by the bureau.

            - CMS has a special unit in data processing dedicated to promotions and Account Monitoring.

Interface transaction sharing takes place on promotions after data processing costs have been deducted:

      1. CMS completes the sale - 75% of the net revenue goes to the affiliated bureau as the file owner and CMS receives 25% as the seller of the program.

      2. Affiliated bureau completes the sale - CMS receives 6% of the net revenue. If the program is confined to one bureau, that bureau receives 94% of the net revenue.

            If the revenue is between CBI or other affiliated bureaus, the owner of the file receives 75% of the net revenue. The bureau making the sale receives 25% of total net revenue.

Interface transaction sharing takes place on Account Monitoring after data processing costs have been deducted:

      1. CBI/CMS completes the sale - 75% of the net revenue goes to the affiliated bureau as the file owner and CBI/CMS receives 25% as the seller of the program.

      2. Affiliated bureau completes the sale - CBI/CMS receives 6% of the net revenue. If the program is confined to one bureau, that bureau receives 94% of the net revenue.

If the revenue is between CBI/CMS or other affiliated bureaus, the owner of the file receives 75% of the net revenue. The bureau making the sale receives 25% of total net revenue.

                                    EXHIBIT B

                       PURGE RULES FOR ACROPAC SYSTEM(TM)

                         ONLINE PURGE RULES APRIL, 1983

TRADE AND NON-MEMBER TRADE----WHOLE LINE 6 YEARS 9 MONTHS FROM THE DATE OF LAST ACTIVITY (DLA), OR FROM THE DATE OPENED IF NO DATE OF LAST ACTIVITY IS PRESENT, IF THE CURRENT STATUS IS 2 OR HIGHER. IF NO DATE OF LAST ACTIVITY OR DATE OPENED PRESENT, PURGE IMMEDIATELY IF CURRENT STATUS IS 2 OR HIGHER.

----WHOLE LINE 5 YEARS FROM DATE OF LAST ACTIVITY, OR FROM DATE REPORTED IF NO DATE OF LAST ACTIVITY IS PRESENT, IF CURRENT STATUS IS 0, 1 OR BLANK.

----30/60/90 COUNTERS (ONLY) A) IF DATE OF LAST ACTIVITY IS BLANK AND DATE OPENED IS BLANK OR OLDER THAN 6 YEARS 9 MONTHS AND CURRENT STATUS IS "0" or "1".
B) IF DATE OF LAST ACTIVITY IS PRESENT AND DATE OPENED IS BLANK OR OLDER THAN 6 YEARS 9 MONTHS AND CURRENT STATUS IS "0" or "1" AND MONTHS REVIEWED IS GREATER THAN 83.

----PREVIOUS HIGH 5 YEARS FROM DATE OF PREVIOUS HIGH.

----STATUS CODES (A, N, Q, T, U, & X) 6 MONTHS FROM DATE REPORTED. ALL OTHERS 5 YEARS FROM DATE REPORTED.

CHECKING AND SAVINGS----6 MONTHS FROM DATE REPORTED

SPECIAL SERVICE ITEMS----#1, 2, & 6----1 YEAR FROM DATE REPORTED
                         #5----2 YEARS FROM DATE REPORTED
                         #4 & 7----NO PURGE

INQUIRIES----2 YEARS FROM DATE OF INQUIRY (LOCAL AND FOREIGN)

NAME, ADDRESSES, EMPLOYMENTS, ID, FILE SINCE, NONRESPONSIBILITY, OTHER INCOME, DEATH NOTICES, FORMER NAME, AND ALSO KNOWN AS----NO PURGE

COLLECTION ITEMS----6 YEARS 9 MONTHS FROM DATE OF LAST PAYMENT OR DATE ASSIGNED IF NO DATE OF LAST PAYMENT, FOR BOTH PAID AND UNPAID

FORECLOSURE, GARNISHMENT, LIEN, JUDGEMENT, DIVORCE, SECURED LOAN, SEPARATE MAINTENANCE, WAGE EARNER, SUITS, AND FINANCIAL COUNSELOR----6 YEARS 9 MONTHS FROM DATE FILED

BANKRUPTCY----9 YEARS 9 MONTHS FROM DATE FILED

FOREIGN BUREAU HEADING----1 YEAR FROM DATE REPORTED IF THERE ARE NO ITEMS UNDER THE HEADING. ITEMS UNDER THE HEADING WILL PURGE ACCORDING TO THE RULES ABOVE FOR EACH INDIVIDUAL ITEM. THE HEADING WILL NOT PURGE UNTIL THE LAST ITEM UNDER THE HEADING HAS PURGED.

                                   EXHIBIT C

                         DESCRIPTION OF ONLINE SERVICES

REMOTE BUREAU OPERATIONS

            The CBI ACROPAC System(TM) stores and maintains credit bureau records so that they are distinctively identified and immediately accessible to bureau terminal operators for oral reporting and file maintenance. Both of these activities may occur concurrently. Bureau customers with compatible terminals may also access bureau records, but only to obtain in-file credit reports. Other bureaus with appropriate telecommunication capabilities may also access ACROPAC bureau records, but for reports only. In each of these instances, the ACROPAC System(TM) will automatically note the requestor, the service rendered and the assigned charge.

            Additionally, the records of each bureau are purged in accordance with the retention sections of the Fair Credit Reporting Act. The purge rules followed by CBI as of the date of this Agreement are attached hereto as Exhibit
B. The purge program enhances effective reporting, efficient use of equipment and economical bureau operations.

            Transmissions which require written reports will be placed in storage. On request from the bureau, those reports will be transmitted by long-line facilities to the bureau processor/printer.

AUTODATA INPUT

            The ACROPAC System(TM) has the capability of merging credit pay record information from customer accounts receivable magnetic tape into the individual subject credit files of System bureaus. Subject to the provisions of the Agreement to which this Exhibit is attached, this service is provided to each bureau on the ACROPAC System(TM). Subject also to such Agreement, no charge will be made for the periodic merging with a bureau file base of information received from any company customer tapes which pertains to subjects residing in the area described on Exhibit E to this Agreement.

SAFE-GUARDS

            CBI employs reasonable methods and measures to safeguard against the unauthorized use of the information contained in the credit files and records of System bureaus. These safeguards include the following:

      1. Operational procedures in the ACROPAC System(TM) which will validate a customer's account number before a credit report issues.

      2. Customer terminals are not capable of altering any vital information in the subject files. The customer terminal is capable of adding only limited identifying information to files.

MASTER REGISTER SYSTEM---ARAPAC II

            Except as otherwise agreed, Bureaus will receive customer statements each month in the same format as bureaus owned by CBI. Such statements encompass the current charges to bureau customers for each month, excluding statements for off-line billing to such customers as Associated Credit Bureau, Inc. and Credit Bureau Reports, Inc. This monthly billing service includes accounts receivable reports. Cycle billings may be required whereby billings may be prepared for various bureaus on the System at different times each month.

            The CBI ACROPAC System's(TM) Data Center will transmit a Daily Record of Revenue to System bureaus, providing a record, by type of report, of the number of reports produced and the dollar amount charged from the start of each calendar month. This report offers bureau management a method of reviewing allocation of manpower resources and of identifying primary sources of revenue on a timely basis.

OPERATIONAL AND TECHNICAL SUPPORT

            CBI will provide to System bureaus copies of all ACROPAC(TM) Operating Manuals used by CBI in the operation of CBI automated regional centers, as the same are revised from time to time. CBI will furnish to each System bureau the identity of CBI personnel who will act as coordinators between such bureau and the ACROPAC System(TM) Data Center. Such personnel will inform bureaus of changes and improvements to the ACROPAC System(TM) and provide instructions for implementing these changes and improvements.

OTHER SERVICES

            The System also forwards statistical reports periodically to bureaus. These reports reflect individual terminal operator performance and total credit reporting operations of the bureau. Primary statistical reports produced include:

            A.    Daily

                  Operator Delete Report, on fiche
                  Terminal Audit Trail, on fiche
                  Daily Revenue Report, printed in bureau
                  Daily Transaction Listing, on fiche

                  Terminal Department Daily Production Report, printed in bureau Terminal Department Deletion Report, printed in bureau

            B.    Monthly

                  Customer Accounts Aging Schedule
                  Final Revenue Report
                  Statement Registers
                  Cost Allocation Details
                  Cost Allocation Statistics
                  Stats By Customer
                  Stats By Line Of Service
                  Zip Code Analysis Report (Available to Bureaus in 120 days after the date of this Agreement or upon a revision of the ARAPAC System(TM))

            C.    On Request

                  Printed Code Books of Masterfile
                  Masterfile Labels
                  Updated Masterfile

                                    EXHIBIT D

                     EQUIPMENT REQUIRED FOR CONTINUATION OF

                    BUREAU OPERATION UNDER ACROPAC SYSTEM(TM)

                                    EQUIPMENT

                               HARRIS DATA SYSTEMS

                           9126 - 44C PROCESSOR - 4x4
                           9126 - 88C PROCESSOR - 8x8
                               4 PORT 3270 ADAPTER
                              4 PORT ASYNC ADAPTER
                               CRTS AND KEYBOARDS
                                    PRINTERS

                           TELEPHONE SUPPORT EQUIPMENT

                                9600 BAUD MODEMS
                   AT&T LONG LINES --------------- TO ATLANTA
                            DATA SETS AND LOCAL LINES
                              DIAL BACK-UP SYSTEM

                                    EXHIBIT E

                                  SERVICE AREAS

                                  SERVICE AREAS

Arkansas                                                   Nebraska

Illinois (except for Cook, DeKalb,                         New Mexico
DuPage, Grundy, Kane, Kendall,
Lake, McHenry and Will Counties)                           North Dakota

Indiana                                                    Ohio

Iowa                                                       Oklahoma

Kansas                                                     South Dakota

Kentucky                                                   Texas

Bienville, Bossier, Caddo, Claiborne,                      Wisconsin
Desoto, Jackson, Lincoln, Natchitoches,
Red River, Sabine, Webster, Morehouse,
Oauchita, Richland, Union and West Carroll
Parishes, Louisiana

Minnesota

Missouri

                                    EXHIBIT F

                      ASSOCIATES AND ASSOCIATES' ZIP CODES

                                    EXHIBIT G

                                LICENSE AGREEMENT

            This License Agreement ("Agreement") is made by and among The Credit Bureau, Incorporated of Georgia ("CBI"), CSC Credit Services, Inc. ("CSC"), Credit Bureau of Cincinnati, Inc. ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc. ("Kansas City"), Johns Holding Company ("JHC"), and CSC Credit Services of Minnesota, Inc. ("Minnesota") (CSC, Cincinnati, Kansas City, JHC, and Minnesota being each hereinafter referred to as a "Bureau" and all of them, collectively, as "Bureaus") as of this day of ____________, 19___. In consideration of the grants and mutual covenants made in this Agreement, Bureaus and CBI agree as follows:

      I. Definitions

      1.1 "Permitted Sublicensee" means a corporation, which at the relevant time, qualifies as the following: An organization wholly owned by a Bureau. There shall be no more than one Permitted Sublicensee at any one time.

      1.2 "The Software" means the most current version (as of the date hereof) of the CBI Automated Credit Reporting Online Package software system known as the ACROPAC System(TM).

      1.3 "The Software Package" means the Software together with all programs, object code, source code, software documentation, training manuals and other appurtenances related thereto or derived therefrom.

2.    License Grants

      2.1 Licenses. Subject to the terms and conditions of this Agreement, CBI irrevocably grants to Bureaus:

            A. A non-exclusive license to use the Software Package at the normal respective places of business of each Bureau and Permitted

                  Sublicensee for the purpose of providing services to each Bureau, Permitted Sub-licensee, and persons to whom credit reporting or data processing services are provided by each Bureau or Permitted Sub-licensee;

            B. A non-exclusive license to copy the Software solely for back-up purposes.

      2.2 License Limitations: Bureaus shall use the Software Package only for the purposes described in Paragraph 2.1(A). In addition, Bureaus shall not market the services provided to others by them utilizing the Software Package under or by reference to the name "ACROPAC," or any variation thereof, or in any manner that could reasonably be viewed as indicating the involvement of CBI in the provision of such services.

3.    Delivery, Installation, Documentation, and Training

      3.1 Software Installation: Two copies of the Software shall be delivered in machine readable format on magnetic tape in a format useable at the time of delivery. Until the system operated by Bureaus is fully operational, CBI shall assist Bureaus with the installation of the Software as and when reasonably requested by Bureaus. During such period, and as and when reasonably requested, CBI shall provide Bureaus assistance with testing the Software and shall provide assistance with any other steps necessary to prepare the Software for use by Bureaus and/or its customers.

      3.2 Training: CBI shall provide 180 trainer-days of training to Bureaus to be used as and when requested by Bureaus. One trainer-day means one day of training by one qualified instructor. Bureaus may request Phase 1 training, which means manager training at the offices of CBI in Atlanta, Georgia. Additionally, Bureaus may request Phase 2 training, which means on-site training at Bureaus' user locations. Phase 1 training requires one trainer for every three trainees. Bureaus agree to pay reasonable travel, meals, and lodging expenses for Phase 2 trainers.

      3.3 Documentation: By not later than the completion of the initial installation of the Software, CBI shall provide to each Bureau one copy of all educational, training, operations, and user manuals and similar documentation relating to the Software. Each Bureau may copy all or part of such manuals and documentation solely for internal use by such Bureau and any Permitted Sublicensee.

      3.4 Source Code: CBI shall provide to Bureaus upon completion of the Software installation the most current source code for the Software and one copy of the most current programmer documentation. Bureaus shall have a non-exclusive license to enhance, modify, or change the source code or to merge the source code with other software. Bureaus shall not provide the source code to third parties other than a Permitted Sublicensee. CBI shall provide technical training, by qualified instructors, when and as requested by Bureaus, to enable Bureaus to bring their system online in a fully operational state.

4. License Fees: Bureaus shall not be required to pay CBI any fee for use of the Software by Bureaus and any Permitted Sublicensee.

5.     Confidential Information

      5.1 Confidential Information: Bureaus acknowledge that CBI considers the Software Package and source code to contain confidential information belonging to CBI, and Bureaus agree and will cause a Permitted Sublicensee at all times to keep the Software Package confidential and, except as expressly permitted herein, shall not disclose or permit others to disclose the Software Package or any portion thereof. Bureaus are permitted to disclose the Software Package to its employees and independent contractors who are required to have knowledge of the Software Package in the performance of their duties, provided that the Bureaus require each such employee and independent contractor to keep the Software Package confidential and enforce such requirement. CBI acknowledges that in the performance of this Agreement it may have access to information which Bureaus consider confidential. Each party acknowledges that this Agreement does not convey title to any confidential information of the other party. CBI shall not copy, use, disclose, or commercially exploit or allow anyone else to copy, use, disclose, or commercially exploit the confidential information of the Bureaus without the express written consent of the Bureaus. CBI shall exercise all reasonable precautions to prevent access to, use of, or copying of the confidential information belonging to the Bureaus.

      5.2 Liens: Bureaus shall not suffer or permit any lien or encumbrance of any nature or description to attach to all or any part of the Software Package or source code.

      5.3 Retention of Rights: All applicable rights to patents, copyrights, trademarks and trade secrets in the Software Package shall remain the sole and separate property of CBI. Any authorized copies of any part of the Software Package shall include such copyright and other disclosures requested by CBI reasonably required in connection with the protection of these rights.

6.    Warranty of Rights CBI warrants:

            (a) that the Software does not infringe any copyright, patent right, trademark right, trade secret right, or other proprietary rights of any third party;

            (b) that CBI is the owner of the Software and that it has the right and power to grant the licenses and other rights granted to Bureaus under this Agreement;

            (c) that this Agreement does not violate any other agreement by which CBI may be bound;

            (d) that the Software and other materials hereunder shall be provided free of all liens, claims, encumbrances and other restrictions which will interfere with the Bureaus' use and possession described in this Agreement; and

            (e) that Bureaus' use and possession of the Software and other materials will not be interrupted or otherwise disturbed by CBI or any person, firm, or entity asserting a claim under or through CBI.

Subject to the limitations set forth elsewhere in this Section 6, CBI shall indemnify Bureaus from any violation of the Warranties of Rights provided in this Section 6 and shall, at its own expense, defend any action to the extent that such action is a violation of such Warranties of Rights or is based on a claim which if true would constitute a violation of such Warranties of Rights. CBI shall have the right to control the defense of all such claims and Bureaus may only settle such claims (1) with prior written approval from CBI or (2) if CBI refuses to indemnify Bureaus or defend such claims.

      EXCEPT FOR THE WARRANTIES EXPRESSED IN THIS SECTION 6, CBI MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND ALL OTHER SUCH REPRESENTATIONS AND WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM THE DELIVERY, PERFORMANCE OR USE OF THE SOFTWARE, ARE HEREBY SPECIFICALLY EXCLUDED.

      EXCEPT WITH RESPECT TO A BREACH OF THE WARRANTY SET FORTH IN SECTION 6
(a), CBI SHALL BE LIABLE TO BUREAUS ONLY FOR DIRECT DAMAGES ARISING FROM A BREACH OF THIS AGREEMENT AND SHALL NEVER BE OBLIGATED TO OR LIABLE TO BUREAUS FOR ANY CONSEQUENTIAL DAMAGES ARISING FROM ANY SUCH BREACH.

7.    Term and Termination

      This Agreement shall be effective when signed by all parties. This Agreement shall be perpetual, unless Bureaus, in their sole discretion, terminate this Agreement.

8.    Miscellaneous

      8.1 Bureaus shall be responsible for compliance with all applicable laws, rules, and regulations of any competent governmental authority in use and application of the Software and related materials.

      8.2 In the event either party violates any term of this Agreement, the other party may obtain injunctive relief, specific performance, or any other relief available at law or in equity. In any action between the parties relating to this Agreement, the court may award all or any part of the costs and expenses relating to such action, including attorneys' fees, as the court shall deem just.

      8.3 This Agreement shall be binding upon the parties' respective successors and permitted assignees. Neither party may assign this Agreement or any rights or obligations under this Agreement without the prior written consent of the other party, and any such attempted assignment shall be void except that either party may assign its rights and obligations under this Agreement to any entity controlled by, controlling, or under common control of such party, provided that such assignee assumes and agrees to perform all of the liabilities and obligations of the assigning party hereunder.

      8.4 Each party shall be excused for any delay or failure to fulfill its obligations under this Agreement due to causes beyond its control such as natural disasters, acts of government, strikes of other entities, acts of war, civil disturbances, court order, or other causes beyond its reasonable control.

      8.5 If any clause or provision of this Agreement is deemed or declared invalid or unenforceable, all other terms and provisions shall remain in full force and effect.

      8.6 No delay or omission by either party to exercise any right or power under this Agreement shall impair any such right or power or be construed as a waiver thereof.

      8.7 CBI has the sole right and obligation to supervise, manage, direct, perform, or cause to be performed the work to be performed by CBI under this Agreement.

      8.8 Except to the extent provided in that certain Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988, among the parties thereto, this Agreement contains the entire understanding of the parties and supercedes all prior written or verbal agreements or representations regarding the subject hereof. No change or waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom such change or waiver is sought to be enforced. No employee, agent, or representative of either party has authority to bind such party by any oral representation or warranty.

      8.9 Wherever under this Agreement one party is required to give notice to the other, such notice shall be sufficient if given in person, or if mailed by United States mail, first class postage prepaid, and addressed as follows:

            To CBI:

            The Credit Bureau, Incorporated of Georgia
            1600 Peachtree Street, N.W.
            Atlanta, Georgia 30309
            Attn: Corporate Secretary

            To Bureaus:

            c/o CSC Credit Services, Inc.
            652 E. North Belt, Suite 400
            Houston, Texas 77060
            Attn: President

                                        THE CREDIT BUREAU, INCORPORATED
                                        OF GEORGIA

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                        CSC CREDIT SERVICES, INC.

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                        CREDIT BUREAU OF CINCINNATI, INC.

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                        CREDIT BUREAU OF GREATER KANSAS
                                        CITY, INC.

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                        JOHNS HOLDING COMPANY

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                        CSC CREDIT SERVICES
                                        OF MINNESOTA, INC.

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________
                                        Date:____________________________

                                    EXHIBIT H

                              FINANCIAL STATEMENTS

                                   EXHIBIT I

                             LEASES TO BE ASSIGNED

                                    DATE OF
                                    LEASE OR
                                    MASTER
       LESSOR            LEASEE     AGREEMENT     LEASE AGREEMENT NUMBER
       ------            ------     ---------     ----------------------

 1.    Comdisco, Inc.    CBDC        4/4/81       Master Lease with
                                                  Equipment Schedules
                                                  No. 15 (2/3/86) and
                                                  No. CE-3 (5/26/87)

 2.   Amdahl             Credit     7/10/84       LA-2-84-012
      Corporation        Services                 (Master Agreement)
                                                  with Equipment
                                                  Schedules
                                                  No. 1 (7/10/84)
                                                  No. 3 (6/24/85)
                                                  No. 4 (8/15/85
                                                  No. 5 (5/23/86)
                                                  No. 6-R1 (7/17/87)

 3.   Memorex            Credit    11/22/85      2432 (Master Lease) with
      Finance            Services                Equipment Schedules
      Company                                    No. 1  (11/22/85)
                                                 No. 2  (11/22/85)
                                                 No. 4  (11/22/85)
                                                 No. 5  (5/27/86)
                                                 No. 6  (5/27/86)
                                                 No. 7  (5/27/86)
                                                 No. 8  (8/28/86)
                                                 No. 9  (9/18/86)
                                                 No. 10 (12/30/86)
                                                 No. 15 (12/31/87)
                                                 No. 15A (12/3/87)
                                                 No. 16 (1/19/88)
                                                 No. 17 (2/24/88)
                                                 No. 18 (2/24/88)
                                                 No. 19 (4/21/88)
                                                 No. 20 (6/24/88)

 4.   IBM Credit         CSC        6/8/84       2280122 (Master Agreement)
      Corporation                                with Supplements
                                                 No.87-016(6/28/87) (CBDC)
                                                 No.028723-A(12/30/87) (CBDC)
                                                 No.87-045(12/2/87) (CBDC)
                                                 No.028723(12/30/87 (CBDC)

                                    EXHIBIT J

                           ZIP CODES IN NEW MEXICO OF
                         AMARILLO CREDIT ASSOCIATION AND
                       RETAIL MERCHANT'S ASSOCIATION, INC.
                                  (IN LUBBOCK)

                   LUBBOCK                       AMARILLO
                   -------                       --------
                    88101                         88101
                                                  88401
                                                  88415

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 131

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=002

                                   ZIP RANGES      TULSA, OK

                                  67333-67333      KS
                                  67337-67337      KS
                                  71820-71820      AR
                                  71822-71823      AR
                                  71830-71830      AR
                                  71832-71833      AR
                                  71836-71836      AR
                                  71841-71842      AR
                                  71846-71846      AR
                                  71851-71854      AR
                                  71865-71866      AR
                                  71927-71928      AR
                                  71932-71932      AR
                                  71936-71937      AR
                                  71944-71945      AR
                                  71953-71953      AR
                                  71971-71973      AR
                                  72701-72702      AR
                                  72717-72717      AR
                                  72727-72730      AR
                                  72735-72735      AR
                                  72741-72741      AR
                                  72744-72744      AR
                                  72753-72753      AR
                                  72764-72764      AR
                                  72769-72770      AR
                                  72774-72774      AR
                                  72821-72821      AR
                                  72826-72826      AR
                                  72835-72736      AR
                                  72850-72850      AR
                                  72855-72855      AR
                                  72859-72859      AR
                                  72863-72863      AR
                                  72865-72865      AR
                                  72901-72904      AR
                                  72906-72906      AR
                                  72913-72914      AR
                                  72916-72916      AR
                                  72920-72921      AR
                                  72923-72924      AR
                                  72926-72941      AR
                                  72943-72951      AR
                                  72955-72956      AR
                                  72959-72959      AR
                                  73027-73027
                                  73061-73061
                                  73077-73077
                                  73449-73449
                                  73701-73716
                                  73718-73723
                                  73725-73739
                                  73740-73749

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 132

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=002

                                   ZIP RANGES

                                  73751-73761
                                  73763-73769
                                  73771-73771
                                  73773-73773
                                  73834-73834
                                  74000-74099
                                  74100-74199
                                  74301-74330
                                  74332-74334
                                  74336-74338
                                  74340-74342
                                  74344-74353
                                  74356-74357
                                  74359-74359
                                  74361-74362
                                  74364-74369
                                  74401-74404
                                  74420-74472
                                  74477-74477
                                  74501-74502
                                  74520-74529
                                  74533-74533
                                  74536-74536
                                  74540-74543
                                  74545-74555
                                  74557-74569
                                  74571-74578
                                  74601-74661
                                  74701-74724
                                  74726-74766
                                  74824-74825
                                  74827-74830
                                  74832-74833
                                  74834-74834  *BEST*
                                  74835-74835
                                  74837-74839
                                  74841-74841
                                  74843-74847
                                  74850-74850
                                  74853-71853
                                  74855-74856
                                  74859-74862
                                  74864-74864  *BEST*
                                  74865-74867
                                  74869-74872
                                  74874-74877
                                  74879-74880
                                  74881-74881  *BEST*
                                  74882-74882
                                  74901-74966

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 135

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=007

                                   ZIP RANGES       LAKE CHARLES, LA

                                  70532-70532
                                  70546-70546
                                  70549-70549
                                  70591-70591
                                  70601-70602
                                  70605-70606
                                  70609-70609
                                  70611-70612
                                  70615-70616
                                  70630-70637
                                  70639-70643
                                  70645-70669
                                  71223-71223
                                  71403-71403
                                  71437-71437
                                  71439-71439
                                  71443-71443
                                  71446-71446
                                  71459-71459
                                  71461-71461
                                  71463-71463
                                  71474-71475

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 136

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=008

                                   ZIP RANGES          MARION, IN

                                  46702-46702
                                  46713-46713
                                  46750-46750
                                  46770-46770
                                  46783-46783
                                  46792-46792
                                  46911-46911
                                  46914-46914
                                  46919-46919
                                  46921-46921
                                  46926-46926
                                  46928-46928
                                  46930-46930
                                  46933-46933
                                  46938-46938
                                  46940-46941
                                  46943-46944
                                  46946-46946
                                  46951-46954
                                  46957-46959
                                  46962-46962
                                  46970-46971
                                  46973-46974
                                  46980-46980
                                  46983-46984
                                  46986-46987
                                  46989-46992
                                  47326-47326
                                  47336-47336
                                  47348-47348
                                  47359-47359
                                  47369-47369
                                  47371-47371
                                  47373-47373
                                  47381-47381

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 137

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=010

                                   ZIP RANGES        AMARILLO, TX

                                  73901-73951
                                  79001-79020
                                  79022-79029  *BEST*
                                  79034-79036
                                  79039-79040
                                  79042-79042
                                  79044-79051
                                  79053-79063
                                  79065-79071
                                  79077-79098
                                  79100-79188
                                  79201-79220
                                  79226-79226
                                  79230-79230
                                  79237-79237
                                  79240-79240
                                  79245-79245
                                  79251-79251
                                  79257-79257
                                  79261-79261
                                  88101-88101  NM
                                  88401-88401  NM
                                  88415-88415  NM

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 142

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=014

                                   ZIP RANGES      ELKHART, IN

                                  46507-46507      *BEST*
                                  46514-46517
                                  46526-46526
                                  46540-46540
                                  46542-46543
                                  46550-46550
                                  46553-46553
                                  46565-46565      *BEST*
                                  46573-46573
                                  49112-49112      MI
                                  49130-49130      MI

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 144

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=016

                                   ZIP RANGES                 SIOUX FALLS, SD

                                  51230-51230 IA *BEST*
                                  51235-51235 IA *BEST*
                                  51237-51237 IA *BEST*
                                  51240-51243 IA *BEST*
                                  51246-51246 IA *BEST*
                                  52749-52749 IA
                                  56116-56116 MN *BEST*
                                  56128-56128 MN *BEST*
                                  56134-56134 MN *BEST*
                                  56135-56135 MN *BEST*
                                  56138-56138 MN
                                  56139-56140 MN *BEST*
                                  56144-56144 MN *BEST*
                                  56147-56147 MN *BEST*
                                  56156-56157 MN *BEST*
                                  56164-56164 MN *BEST*
                                  56170-56170 MN *BEST*
                                  56173-56173 MN *BEST*
                                  56177-56177 MN *BEST*
                                  56186-56186 MN *BEST*
                                  57001-57007
                                  57010-57078
                                  57100-57116
                                  57118-57189
                                  57191-57198
                                  57201-57211
                                  57212-57214    *BEST*
                                  57215-57217
                                  57218-57218    *BEST*
                                  57219-57219
                                  57220-57220    *BEST*
                                  57221-57230
                                  57231-57276
                                  57278-57279
                                  57300-57399
                                  57401-57425
                                  57426-57436
                                  57437-57440
                                  57441-57469
                                  57470-57483
                                  57501-57582
                                  57584-57585
                                  57601-57637
                                  57639-57640
                                  57643-57661
                                  57701-57739
                                  57741-57795
                                  68718-68718 NE
                                  67827-68727 NE
                                  68730-68730 NE
                                  68736-68736 NE

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 145

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=016

                                   ZIP RANGES

                                  68760-67860 NE
                                  68774-68774 NE
                                  68783-68783 NE
                                  68786-68786 NE
                                  68792-68792 NE

AR918               88043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 147

                   TABLE NAME=88043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=019

                                   ZIP RANGES          FARGO, ND

                                  56513 - 56514 MN
                                  56520 - 56520 MN
                                  56522 - 56522 MN
                                  56525 - 56525 MN
                                  56529 - 56530 MN
                                  56534 - 56536 MN
                                  56543 - 56543 MN        * BEST *
                                  56546 - 56547 MN
                                  56549 - 56549 MN
                                  56552 - 56553 MN
                                  56560 - 56560 MN
                                  56565 - 56565 MN
                                  56579 - 56580 MN
                                  56582 - 56582 MN
                                  56585 - 56585 MN
                                  56594 - 56594 MN
                                  58001 - 58002
                                  58003 - 58003           * BEST *
                                  58004 - 58008
                                  58009 - 58010
                                  58011 - 58011           * BEST *
                                  58012 - 58013
                                  58014 - 58015
                                  58016 - 58018
                                  58020 - 58021
                                  58023 - 58024
                                  58027 - 58029
                                  58030 - 58037
                                  58038 - 58041
                                  58042 - 58043
                                  58047 - 58049
                                  58051 - 58054
                                  58057 - 58063
                                  58064 - 58064           * BEST *
                                  58065 - 58065
                                  58067 - 58070
                                  58071 - 58071           * BEST *
                                  58072 - 58072
                                  58075 - 58075
                                  58077 - 58079
                                  58081 - 58081
                                  58102 - 58103
                                  58105 - 58109
                                  58152 - 58152
                                  58429 - 58429
                                  58432 - 58432
                                  58436 - 58436
                                  58439 - 58439
                                  58441 - 58441
                                  58447 - 58447
                                  58461 - 58462
                                  58469 - 58469
                                  58471 - 58471

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 148

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=019

                                   ZIP RANGES

                                   58474-58474
                                   58479-58480
                                   58490-58490
                                   58492-58492

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 151

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=023

                                   ZIP RANGES          ROCHESTER, MN

                                   55009-55009
                                   55018-55019
                                   55021-55021
                                   55026-55027
                                   55041-55041
                                   55046-55046
                                   55049-55049
                                   55052-55053
                                   55058-55060
                                   55066-55066
                                   55081-55081
                                   55086-55089
                                   55310-55310
                                   55314-55314
                                   55332-55332
                                   55333-55333  *BEST*
                                   55335-55335
                                   55342-55342
                                   55901-55903
                                   55904-55904  *BEST*
                                   55905-55905
                                   55909-55920
                                   55921-55921  *BEST*
                                   55922-55931
                                   55932-55992
                                   56001-56010
                                   56013-56024
                                   56025-56025  *BEST*
                                   56026-56029
                                   56030-56030  *BEST*
                                   56031-56038
                                   56039-56039  *BEST*
                                   56040-56051
                                   56052-56052  *BEST*
                                   56053-56055
                                   56056-56056  *BEST*
                                   56057-56059
                                   56060-56060  *BEST*
                                   56061-56062
                                   56063-56063  *BEST*
                                   56064-56070
                                   56072-56079
                                   56080-56080  *BEST*
                                   56081-56084
                                   56085-56085  *BEST*
                                   56087-56098
                                   56101-56101
                                   56110-56115
                                   56117-56127
                                   56129-56133
                                   56136-56137
                                   56141-56143
                                   56145-56145

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 152

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=023

                                   ZIP RANGES

                                   56149-56155
                                   56159-56162
                                   56165-56169
                                   56171-56171
                                   56174-56176
                                   56178-56181
                                   56183-56185
                                   56187-56187
                                   56201-56201
                                   56209-56209
                                   56212-56214
                                   56216-56216  *BEST*
                                   56218-56218
                                   56220-56220
                                   56222-56224
                                   56229-56230
                                   56232-56232
                                   56234-56234
                                   56237-56239
                                   56241-56242
                                   56245-56245
                                   56247-56247
                                   56251-56251
                                [ILLEGIBLE]-56258
                                   56260-56266
                                   56270-56270
                                   56272-56272
                                   56275-56275
                                   56277-56277
                                   56279-56279 *BEST*
                                   56280-56282
                                   56283-56290
                                [ILLEGIBLE]-56295
                                   56297-56297

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 153

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=024

                                   ZIP RANGES           LUBBOCK, TX

                                   79009-79009     *BEST*
                                   79021-79021     *BEST*
                                   79027-79027
                                   79031-79032
                                   79041-79041     *BEST*
                                   79043-79043     *BEST*
                                   79052-79052     *BEST*
                                   79063-79064     *BEST*
                                   79072-79073
                                   79082-79082     *BEST*
                                   79088-79088     *BEST*
                                   79220-79220     *BEST*
                                   79222-79222
                                   79229-79229     *BEST*
                                   79231-79231     *BEST*
                                   79235-79236     *BEST*
                                   79241-79241     *BEST*
                                   79242-79242
                                   79243-79244     *BEST*
                                   79248-79248     *BEST*
                                   79249-79249
                                   79250-79250     *BEST*
                                   79256-79258     *BEST*
                                   79301-79314
                                   79315-79315     *BEST*
                                   79316-79324
                                [ILLEGIBLE]-79325  *BEST*
                                   79326-79341
                                   79342-79342     *BEST*
                                   79343-79354
                                   79355-79355     *BEST*
                                   79356-79358
                                   79359-79360     *BEST*
                                   79361-79399
                                   79401-79499
                                   88101-88101} NM *BEST*

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 155

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=026

                                   ZIP RANGES       WATERLOO, IA

                                   50041-50041
                                   50227-50227
                                   50401-50401
                                   50420-50420
                                   50421-50421  *BEST*
                                   50423-50423  *BEST*
                                   50424-50426
                                   50427-50428
                                   50430-50432
                                   50433-50433  *BEST*
                                   50434-50436
                                   50438-50441
                                   50444-50446
                                   50447-50447  *BEST*
                                   50448-50450
                                   50452-50454
                                   50455-50455  *BEST*
                                   50456-50461
                                   50464-50469
                                   50470-50470  *BEST*
                                   50471-50473
                                   50475-50479
                                   50481-50482
                                   50484-50484  *BEST*
                                   50602-50607
                                   50610-50611
                                   50612-50612  *BEST*
                                   50613-50614
                                   50616-50616
                                   50619-50621
                                   50622-50626
                                   50628-50629
                                   50630-50631
                                   50633-50634
                                   50635-50636  *BEST*
                                   50638-50638
                                   50640-50645
                                   50647-50648
                                   50649-50649  *BEST*
                                   50650-50653
                                   50655-50655  *BEST*
                                   50657-50662
                                   50665-50671
                                   50673-50674
                                   50676-50677
                                   50680-50682
                                   50701-50707
                                   52001-52001
                                   52030-52033
                                   52039-52040
                                   52043-52049
                                   52051-52056
                                   52060-52060

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 156

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=026

                                   ZIP RANGES

                                   52064-52079
                                   52101-52101
                                   52130-52130  *BEST*
                                   52132-52132  *BEST*
                                   52133-52133
                                   52135-52136
                                   52139-52140
                                   52141-52141  *BEST*
                                   52142-52142
                                   52144-52144
                                   52146-52147
                                   52150-52151
                                   52154-52160
                                   52l61-52161  *BEST*
                                   52162-52172
                                   52175-52175
                                   52207-52207
                                   52210-52210
                                   52224-52224  *BEST*
                                   52326-52326
                                   52329-52329
                                   52435-52435
                                   53518-53518 WI
                                   53554-53554 WI
                                   53569-53569 WI
                                   53573-53573 WI
                                   53801-53818 WI
                                   53820-53520 WI
                                   53824 53825 WI
                                   53827-53827 WI
                                   61001-61001 IL
                                   61025-61025 IL
                                   61028-61028 IL
                                   61036-61036 IL
                                   61041-61041 IL
                                   61059-61059 IL
                                   61075-61075 IL
                                   61086-61085 IL
                                   61087-61087 IL

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 168

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=038

                                   ZIP RANGES        TERRE HAUTE, IN

                                   42101-42102 KY
                                   42120-42120 KY
                                   42122-42123 KY
                                   42127-42128 KY
                                   42130-42131 KY
                                   42134-42134 KY
                                   42141-42141 KY
                                   42150-42150 KY
                                   42152-42153 KY
                                   42156-42156 KY
                                   42159-42160 KY
                                   42163-42164 KY
                                   42170-42171 KY
                                   42201-42202 KY
                                   42206-42207 KY
                                   42209-42210 KY
                                   42219-42219 KY
                                   42235-42235 KY
                                   42250-42252 KY
                                   42256-42257 KY
                                   42259-42259 KY
                                   42261-42261 KY
                                   42263-42265 KY
                                   42267-42268 KY
                                   42270-42276 KY
                                   42283-42285 KY
                                   42287-42288 KY
                                   47438-47438
                                   47441-47441   *BEST*
                                   47443-47443   *BEST*
                                   47445-47445   *BEST*
                                   47449-47449   *BEST*
                                   47453-47453   *BEST*
                                   47465-47465   *BEST*
                                   47471-47471   *BEST*
                                   47596-47596
                                   47801-47809
                                   47830-47834
                                   47836-47838
                                   47840-47842
                                   47845-47866
                                   47868-47872
                                   47874-47882
                                47884-[ILLEGIBLE]
                                   47928-47928
                                   47966-47966
                                   47974-47974
                                   47985-47985
                                   61912-61912 IL *BEST*
                                   61917-61917 IL *BEST*
                                   61920-61920 IL *BEST*

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 169

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=038

                                   ZIP RANGES

                                   61938-61938 IL  *BEST*
                                   61940-61940 IL  *BEST*
                                   61943-61944 IL  *BEST*
                                   61948-61949 IL  *BEST*
                                   61955-61955 IL  *BEST*
                                   62413-62413 IL
                                   62420-62420 IL
                                   62423-62423 IL
                                   62427-62427 IL
                                   62433-62433 IL
                                   62440-62441 IL  *BEST*
                             [ILLEGIBLE]-62442 IL
                                   62447-62447 IL  *BEST*
                                   62449-62449 IL
                                   62451-62451 IL
                                   62454-62454 IL
                                   62464-62464 IL
                                   62469-62469 IL  *BEST*
                                   62477-62478 IL

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 170

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=039

                                   ZIP RANGES          PETERSBURG, VA

                                   23002-23002
                                   23030-23030
                                   23083-23083
                                   23105-23105
                                   23147-23147
                                   23801-23805
                                   23821-23899
                                   23901-23975
                                   24529-24529
                                   24580-24580

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 174

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=045

                                   ZIP RANGES        JEFFERSON CITY, MO

                                   63388-63388
                                   65001-65001
                                   65011-65038
                                   65040-65055
                                   65058-65067
                                   65069-65085
                                   65101-65102
                                   65106-65106
                                   65109-65109     *BEST*
                                   65231-65231
                                   65251-65251     *BEST*
                                   65262-65262     *BEST*
                                   65401-65401
                                   65435-65436
                                   65440-65441
                                   65443-65443     *BEST*
                                   65446-65446
                                   65449-65449
                                   65452-65452
                                   65456-65459
                                   65461-65463
                                   65470-65470
                                   65473-65473
                                   65486-65486     *BEST*
                                   65532-65532
                                   65534-65536
                                   65540-65542
                                   65550-65550
                                   65552-65552
                                   65556-65556
                                   65559-65560
                                   65565-65565
                                   65572-65572
                                   65580-65580
                                   65582-65582     *BEST*
                                   65583-65583
                                   65786-65786     *BEST*
                                   66201-66204 KS

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 175

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=046

                                   ZIP RANGES       JOPLIN, MO

                                   64748-64748
                                   64752-64752
                                   64755-64756
                                   64759-64759
                                   64762-64762
                                   64766-64766
                                   64769-64769
                                   64801-64874
                                   66701-66701 KS  *BEST*
                                   66702-66702 KS
                                   66710-66714 KS  *BEST*
                                   66715-66715 KS
                                   66716-66720 KS  *BEST*
                                   66721-66723 KS
                                   66724-66725 KS  *BEST*
                                   66726-66726 KS
                                   66727-66728 KS  *BEST*
                                   66730-66730 KS  *BEST*
                                   66731-60751 KS
                                   66753-66759 KS
                                   66761-66766 KS
                                   66768-66799 KS
                                   67330-67332 KS
                                   67336-67336 KS
                                   67341-67342 KS
                                   67350-67350 KS
                                   67354-67354 KS
                                   67356-67357 KS
                                   67365-67365 KS
                                   72711-72714 AR
                                   72718-72718 AR
                                   72722-72722 AR
                                   72732-72734 AR
                                   72736-72736 AR
                                   72739-72739 AR
                                   72743-72743 AR
                                   72745-72745 AR
                                   72747-72747 AR
                                   72751-72751 AR
                                   72756-72756 AR
                                   72761-72761 AR  *BEST*
                                   72767-72768 AR
                                   72771-72771 AR
                                   74331-74331 OK
                                   74335-74335 OK
                                   74339-74339 OK
                                   74343-74343 OK
                                   74354-74355 OK
                                   74358-74358 OK
                                   74360-74360 OK
                                   74363-74363 OK
                                   74370-74370 OK

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 176

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=047

                                   ZIP RANGES       MICHIGAN CITY, IN

                                   46301-46301
                                   46303-46303            *WIDE AREA 0001*
                                   46304-46304
                                   46307-46307            *WIDE AREA 0001*
                                   46310-46310
                                   46311-46311            *WIDE AREA 0001*
                                   46319-46321            *WIDE AREA 0001*
                                   46322-46322
                                   46323-46327            *WIDE AREA 0001*
                                   46340-46342
                                   46345-46351
                                   46355-46356            *WIDE AREA 0001*
                                   46360-46360
                                   46365-46365
                                   46366-46366     * BEST *
                                   46367-46368
                                   46371-46373
                                   46374-46374     * BEST *
                                   46375-46377            *WIDE AREA 0001*
                                   46379-46381
                                   46382-46384
                                   46390-46393
                                   46394-46394            *WIDE AREA 0001*
                                   46401-46404            *WIDE AREA 0001*
                                   46405-46405
                                   46406-46411            *WIDE AREA 0001*
                                   46531-46531
                                   46532-46532     * BEST *
                                   46534-46534 [ILLEGIBLE]
                                   46560-46560
                                   46574-46574
                                   46925-46925
                                   46960-46960
                                   46968-46968
                                   46985-46985
                                   46996-46996
                                   47922-47922
                                   47943-47943
                                   47946-47946
                                   47948-47948
                                   47951-47951
                                   47957-47957
                                   47963-47964
                                   47977-47978
                                   49116-49117 MI  * BEST *
                                   49128-49128 MI  * BEST *
                                   49129-49129 MI

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 178

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=049

                                   ZIP RANGES       COLUMBIA, MO

                                   63333-63334
                                   63339-63339
                                   63345-63345
                                   63351-63353
                                   63361-63361
                                   63363-63364
                                   63371-63371
                                   63382-63382
                                   63384-63384
                                   63388-63388
                                   63401-63402
                                   63431-63431
                                   63433-63439
                                   63441-63441
                                   63446-63448
                                   63452-63452
                                   63456-63465
                                   63467-63471
                                   63530-63530
                                   63532-63534
                                   63537-63538
                                   63549-63549
                                   63552-63552
                                   63656-63656
                                   65010-65010
                                   65039-65039
                                   65056-65056
                                   65068-65068
                                   65201-65230
                                   65231-65231  * BEST*
                               65232-[ILLEIGIBLE]
                                   65286-65286  * BEST*
                                   65287-65299
                                   65370-65370

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 180

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=053

                                   ZIP RANGES       CLEVELAND, OH

                                   44001-44055
                                   44057-44066
                                   44068-44086
                                   44088-44099
                                   44101-44199

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 188

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=054

                                   ZIP RANGES         SOUTHEAST OHIO

                                  41121 - 41121 KY         * WIDE AREA 0001 *
                                  41127 - 41127 KY         * WIDE AREA 0001 *
                                  41131 - 41131 KY         * WIDE AREA 0001 *
                                  41135 - 41135 KY         * WIDE AREA 0001 *
                                  41137 - 41137 KY         * WIDE AREA 0001 *
                                  41139 - 41139 KY         * WIDE AREA 0001 *
                                  41141 - 41141 KY         * WIDE AREA 0001 *
                                  41144 - 41145 KY         * WIDE AREA 0001 *
                                  41156 - 41156 KY         * WIDE AREA 0001 *
                                  41158 - 41158 KY         * WIDE AREA 0001 *
                                  41163 - 41163 KY         * WIDE AREA 0001 *
                                  41166 - 41166 KY         * WIDE AREA 0001 *
                                  41169 - 41170 KY         * WIDE AREA 0001 *
                                  41174 - 41175 KY         * WIDE AREA 0001 *
                                  41179 - 41179 KY         * WIDE AREA 0001 *
                                  41183 - 41184 KY         * WIDE AREA 0001 *
                                  41189 - 41189 KY         * WIDE AREA 0001 *
                                  41229 - 41229 KY         * WIDE AREA 0001 *
                                  43076 - 43076            * WIDE AREA 0001 *
                                  43101 - 43101            * WIDE AREA 0001 *
                                  43106 - 43106            * WIDE AREA 0001 *
                                  43111 - 43111            * WIDE AREA 0001 *
                                  43115 - 43115            * WIDE AREA 0001 *
                                  43121 - 43121            * WIDE AREA 0001 *
                                  43127 - 43128            * WIDE AREA 0001 *
                                  43135 - 43135            * WIDE AREA 0001 *
                                  43138 - 43138            * WIDE AREA 0001 *
                                  43142 - 43142            * WIDE AREA 0001 *
                                  43144 - 43145            * WIDE AREA 0001 *
                                  43149 - 43149            * WIDE AREA 0001 *
                                  43152 - 43152            * WIDE AREA 0001 *
                                  43158 - 43158            * WIDE AREA 0001 *
                                  43160 - 43160            * WIDE AREA 0001 *
                                  43701 - 43720            * WIDE AREA 0001 *
                                  43722 - 43799            * WIDE AREA 0001 *
                                  43801 - 43803            * WIDE AREA 0001 *
                                  43805 - 43830            * WIDE AREA 0001 *
                                  43836 - 43836            * WIDE AREA 0001 *
                                  43842 - 43845            * WIDE AREA 0001 *
                                  43914 - 43915            * WIDE AREA 0001 *
                                  43931 - 43931            * WIDE AREA 0001 *
                                  43946 - 43946            * WIDE AREA 0001 *
                                  45105 - 45105            * WIDE AREA 0001 *
                                  45144 - 45144            * WIDE AREA 0001 *
                                  45601 - 45601            * WIDE AREA 0001 *
                                  45610 - 45631            * WIDE AREA 0001 *
                                  45633 - 45636            * WIDE AREA 0001 *
                                  45638 - 45638            * WIDE AREA 0001 *
                                  45640 - 45640            * WIDE AREA 0001 *
                                  45642 - 45662            * WIDE AREA 0001 *
                                  45669 - 45698            * WIDE AREA 0001 *
                                  45701 - 45701            * WIDE AREA 0001 *

                                            DATE 08/03/88 TIME 17.30.41 PAGE 188

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=054

                                   ZIP RANGES

                                  45719 - 45721            * WIDE AREA 0001 *
                                  45723 - 45730            * WIDE AREA 0001 *
                                  45732 - 45732            * WIDE AREA 0001 *
                                  45734 - 45[ILLEGIBLE]    * WIDE AREA 0001 *
                                  45738 - 45746            * WIDE AREA 0001 *
                                  45750 - 45750            * WIDE AREA 0001 *
                                  45760 - 45761            * WIDE AREA 0001 *
                                  45763 - 45764            * WIDE AREA 0001 *
                                  45766 - 45789            * WIDE AREA 0001 *

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 203

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=061

                                   ZIP RANGES         COUNCIL BLUFFS, IA

                                  50847 - 50847            * BEST *
                                  50864 - 50864
                                  51446 - 51447            * BEST *
                                  51501 - 51503
                                  51510 - 51510
                                  51521 - 51521
                                  51525 - 51527
                                  51529 - 51534
                                  51536 - 51537
                                  51540 - 51542
                                  51545 - 51546
                                  51548 - 51551
                                  51553 - 51557
                                  51559 - 51566
                                  51570 - 51571
                                  51573 - 51579
                                  51601 - 51601
                                  51630 - 51632
                                  51636 - 51641
                                  51645 - 51645
                                  51647 - 51647
                                  51649 - 51650
                                  51652 - 51653
                                  51655 - 51656
                                  68110 - 68110   NE

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 208

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=064

                                   ZIP RANGES            NACOGDOCHES, TX

                                  71005 - 71005   LA       * BEST *
                                  71019 - 71019   LA       * BEST *
                                  71025 - 71025   LA       * BEST *
                                  71027 - 71027   LA       * BEST *
                                  71030 - 71030   LA       * BEST *
                                  71032 - 71032   LA       * BEST *
                                  71035 - 71036   LA       * BEST *
                                  71046 - 71046   LA       * BEST *
                                  71049 - 71050   LA       * BEST *
                                  71052 - 71052   LA       * BEST *
                                  71063 - 71063   LA       * BEST *
                                  71065 - 71065   LA       * BEST *
                                  71078 - 71078   LA       * BEST *
                                  71406 - 71406   LA       * BEST *
                                  71419 - 71419   LA       * BEST *
                                  71429 - 71429   LA       * BEST *
                                  71449 - 71449   LA       * BEST *
                                  71453 - 71453   LA       * BEST *
                                  71462 - 71462   LA       * BEST *
                                  71486 - 71486   LA       * BEST *
                                  75631 - 75631            * BEST *
                                  75633 - 75633            * BEST *
                                  75637 - 75637            * BEST *
                                  75639 - 75639            * BEST *
                                  75641 - 75641            * BEST *
                                  75643 - 75643            * BEST *
                                  75652 - 75652            * BEST *
                                  75658 - 75658            * BEST *
                                  75662 - 75662            * BEST *
                                  75666 - 75667            * BEST *
                                  75669 - 75669            * BEST *
                                  75673 - 75673            * BEST *
                                  75680 - 75682            * BEST *
                                  75684 - 75685            * BEST *
                                  75687 - 75687            * BEST *
                                  75689 - 75689            * BEST *
                                  75691 - 75691            * BEST *
                                  75757 - 75757            * BEST *
                                  75759 - 75761            * BEST *
                                  75763 - 75764            * BEST *
                                  75766 - 75766            * BEST *
                                  75772 - 75772            * BEST *
                                  75779 - 75780            * BEST *
                                  75784 - 75788            * BEST *
                                  75801 - 75802
                                  75832 - 75832
                                  75834 - 75835
                                  75839 - 75839
                                  75843 - 75845
                                  75847 - 75847
                                  75849 - 75849
                                  75851 - 75851

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 209

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=064

                                   ZIP RANGES

                                  75856 - 75856
                                  75858 - 75858
                                  75861 - 75863
                                  75865 - 75865
                                  75901 - 75901
                                  75925 - 75927
                                  75929 - 75931
                                  75934 - 75935
                                  75937 - 75937
                                  75939 - 75939
                                  75941 - 75941
                                  75943 - 75949
                                  75954 - 75954            * BEST *
                                  75958 - 75963
                                  75968 - 75969
                                  75972 - 75976            * BEST *
                                  75978 - 75978
                                  75980 - 75980
                                  77326 - 77326
                                  77332 - 77332
                                  77335 - 77335
                                  77350 - 77351
                                  77360 - 77360
                                  77370 - 77370
                                  78961 - 78961            * BEST *

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 210

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=065

                                   ZIP RANGES      CAPE GIRARDEAU, MO

                                  62274 - 62274         IL
                                  62832 - 62832         IL
                                  62888 - 62988         IL
                                  62901 - 62901         IL
                                  62905 - 62907         IL
                                  62910 - 62910         IL
                                  62913 - 62914         IL
                                  62916 - 62916         IL
                                  62918 - 62918         IL
                                  62920 - 62927         IL
                                  62929 - 62929         IL
                                  62932 - 62932         IL
                                  62936 - 62936         IL
                                  62938 - 62939         IL
                                  62941 - 62942         IL
                                  62948 - 62948         IL
                                  62951 - 62[ILLEGIBLE] IL
                                  62957 - 62957         IL
                                  62959 - 62964         IL
                                  62966 - 62967         IL
                                  62969 - 62976         IL
                                  62979 - 62979         IL
                                  62983 - 62983         IL
                                  62985 - 62985         IL
                                  62988 - 62990         IL
                                  62992 - 62996         IL
                                  62998 - 62999         IL
                                  63620 - 63621
                                  63623 - 63623
                                  63625 - 63625
                                  63629 - 63629
                                  63632 - 63636
                                  63638 - 63638
                                  63645 - 63646
                                  63650 - 63650
                                  63654 - 63655
                                  67658 - 63659
                                  63662 - 63663
                                  63665 - 63666
                                  63669 - 63669
                                  63673 - 63673
                                  63675 - 63676
                                  63701 - 63799
                                  63801 - 63882
                                  63901 - 63967
                                  72310 - 72310         AR
                                  72313 - 72313         AR
                                  73215 - 72315         AR
                                  73221 - 72321         AR
                                  72329 - 72330         AR
                                  72338 - 72339         AR
                                  72350 - 72351         AR

AR918       BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE [ILLEGIBLE]

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=065

                                   ZIP RANGES

                                 72370 - 72370
                                 72381 - 72381
                                 72388 - 72388
                                 72391 - 72391
                                 72395 - 72395
                                 72412 - 72412
                                 72422 - 72422
                                 72425 - 72426
                                 72428 - 72428            AR
                                 72430 - 72430
                                 72438 - 72438
                                 72441 - 72443
                                 72450 - 72450
                                 72453 - 72454
                                 72456 - 72456
                                 72461 - 72461
                                 72463 - 72464

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 213

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=067

                                   ZIP RANGES        CHARLESTON, WV

                                  24710 - 24711
                                  24716 - 24716
                                  24719 - 24720
                                  24726 - 24728
                                  24818 - 24818
                                  24822 - 24823
                                  24827 - 24827
                                  24834 - 24834
                                  24839 - 24840
                                  24845 - 24845
                                  24847 - 24847
                                  24849 - 24849
                                  24854 - 24854
                                  24857 - 24857
                                  24859 - 24860
                                  24867 - 24867
                                  24869 - 24870
                                  24874 - 24874
                                  24880 - 24880
                                  24882 - 24882
                                  24896 - 24896
                                  24898 - 24898
                                  24901 - 24999
                                  25002 - 25005
                                  25007 - 25021
                                  25023 - 25046
                                  25048 - 25075
                                  25077 - 25094
                                  25101 - 25105
                                  25107 - 25120
                                  25122 - 25122
                                  25124 - 25182
                                  25184 - 25186
                                  25188 - 25199
                                  25201 - 25236
                                  25238 - 25246
                                  25248 - 25249
                                  25251 - 25252
                                  25256 - 25257
                                  25259 - 25259
                                  25261 - 25264
                                  25266 - 25266
                                  25268 - 25279
                                  25281 - 25286
                                  25300 - 25399
                                  25501 - 25501
                                  25506 - 25506
                                  25513 - 25513
                                  25516 - 25516
                                  25518 - 25518
                                  25521 - 25529
                                  25536 - 25536
                                  25540 - 25540

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 214

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=067

                                   ZIP RANGES

                                  25542 - 25544
                                  25546 - 25546
                                  25557 - 25557
                                  25560 - 25561
                                  25563 - 25569
                                  25571 - 25599
                                  25801 - 25814
                                  25816 - 25818
                                  25821 - 25882
                                  25901 - 25921
                                  25923 - 25970
                                  25972 - 25999
                                  26130 - 26130
                                  26136 - 26137
                                  26145 - 26145
                                  26147 - 26147
                                  26151 - 26151
                                  26153 - 26153
                                  26158 - 26158
                                  26164 - 26164
                                  26173 - 26173
                                  26202 - 26209
                                  26215 - 26217
                                  26221 - 26223
                                  26233 - 26233
                                  26240 - 26240
                                  26261 - 26262
                                  26264 - 26266
                                  26288 - 26288
                                  26291 - 26291
                                  26298 - 26299
                                  26335 - 26335
                                  26601 - 26610
                                  26612 - 26633
                                  26639 - 26635
                                  26639 - 26699

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 215

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=068

                                   ZIP RANGES     SOUTHBEND, IN

                                  46366 - 46366
                                  46374 - 46374
                                  46501 - 46501
                                  46504 - 46504
                                  46506 - 46506
                                  46508 - 46513
                                  46518 - 46525
                                  46527 - 46530
                                  46531 - 46531              *  BEST *
                                  46532 - 46533
                                  46534 - 46534              *  BEST *
                                  46535 - 46539
                                  46541 - 46541
                                  46544 - 46545
                                  46552 - 46552
                                  46554 - 46559
                                  46560 - 46560              *  BEST *
                                  46561 - 46564
                                  46566 - 46572
                                  46574 - 46574              *  BEST *
                                  46580 - 46595
                                  46601 - 46637
                                  46701 - 46701
                                  46710 - 46710
                                  46720 - 46720
                                  46723 - 46725
                                  46732 - 46732
                                  46755 - 46755
                                  46760 - 46760
                                  46764 - 46764
                                  46767 - 46767
                                  46784 - 46784
                                  46787 - 46787
                                  46796 - 46796
                                  46910 - 46910
                                  46912 - 46912
                                  46922 - 46922
                                  46931 - 46931
                                  46935 - 46935
                                  46939 - 46939
                                  46945 - 46945
                                  46960 - 46960              *  BEST *
                                  46968 - 46968              *  BEST *
                                  46975 - 46975
                                  46982 - 46982
                                  49031 - 49031     MI
                                  49045 - 49045     MI
                                  49047 - 49047     MI
                                  49057 - 49057     MI
                                  49065 - 49065     MI
                                  49067 - 49067     MI
                                  49095 - 49095     MI
                                  49102 - 49111     MI

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 216

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=068

                                   ZIP RANGES

                                  49112 - 49112              *  BEST *
                                  49113 - 49120
                                  49125 - 49125
                                  49128 - 49128

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 218

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=070

                                   ZIP RANGES           BURLINGTON, NC

                                  27001 - 27012
                                  27016 - 27016
                                  27019 - 27019
                                  27021 - 27021
                                  27023 - 27023
                                  27040 - 27040
                                  27045 - 27045
                                  27050 - 27051
                                  27101 - 27199
                                  27201 - 27213
                                  27215 - 27217
                                  27230 - 27231
                                  27233 - 27235
                                  27240 - 27241
                                  27243 - 27246
                                  27248 - 27250
                                  27253 - 27255
                                  27258 - 27258
                                  27260 - 27280
                                  27282 - 27284
                                  27288 - 27292
                                  27298 - 27298
                                  27301 - 27310
                                  27312 - 27322
                                  27340 - 27344
                                  27348 - 27350
                                  27353 - 27355
                                  27358 - 27370
                                  27373 - 27373
                                  27377 - 27399
                                  27401 - 27410
                                  27412 - 27413
                                  27414 - 27417
                                  27419 - 27499
                                  28423 - 28424
                                  28430 - 28432
                                  28436 - 28439
                                  28442 - 28442
                                  28449 - 28450
                                  28455 - 28456
                                  28463 - 28463
                                  28472 - 28472

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=071

                                   ZIP RANGES           MANSFIELD, OH

                                  43302 - 43302
                                  43314 - 43317
                                  43320 - 43323
                                  43325 - 43[ILLEGIBLE]
                                  43330 - 43330
                                  43332 - 43332
                                  43334 - 43335
                                  43337 - 43338
                                  43340 - 43342
                                  43345 - 43346
                             [ILLEGIBLE]- 43351
                                  43356 - 43356
                                  43359 - 43359
                                  43407 - 43407              * BEST *
                                  43410 - 43410              * BEST *
                                  43413 - 43413
                                  43420 - 43420              * BEST *
                                  43431 - 43431              * BEST *
                                  43435 - 43435              * BEST *
                                  43438 - 43438              * BEST *
                                  43442 - 43442              * BEST *
                                  43462 - 43462
                                  43464 - 43464              * BEST *
                                  43469 - 43469              * BEST *
                                  44801 - 44805
                                  44807 - 44807
                                  44809 - 44809
                                  44811 - 44811
                                  44813 - 44818
                                  44820 - 44820
                                  44822 - 44830
                                  44833 - 44833
                                  44836 - 44851
                                  44853 - 44857
                                  44859 - 44867
                                  44870 - 44870
                                  44874 - 44875
                                  44878 - 44878
                                  44880 - 44883
                                  44887 - 44887
                                  44889 - 44890
                                  44901 - 44907
                                  45801 - 45810
                                  45812 - 45812
                                  45814 - 45817
                                  45820 - 45820
                                  45827 - 45827
                                  45830 - 45833
                                  45835 - 45841
                                  45843 - 45844
                                  45847 - 45848
                                  45850 - 45850
                                  45853 - 45854

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 220

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=071

                                   ZIP RANGES

                                  45856 - 45856
                                  45858 - 45859
                                  45863 - 45864
                                  45867 - 45868
                                  45872 - 45872
                                  45874 - 45877
                                  45881 - 45881
                                  45886 - 45887
                                  45889 - 45891
                                  45893 - 45894
                                  45897 - 45899

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 221

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=072

                                   ZIP RANGES         SPRINGFIELD, OH

                                  43001 - 43001
                                  43008 - 43010
                                  43013 - 43013
                                  43018 - 43018
                                  43023 - 43023
                                  43025 - 43025
                                  43027 - 43027
                                  43030 - 43031
                                  43033 - 43033
                                  43044 - 43044
                                  43047 - 43047
                                  43055 - 43056
                                  43060 - 43060
                                  43062 - 43062
                                  43070 - 43073
                                  43078 - 43078
                                  43080 - 43080
                                  43083 - 43084
                                  43721 - 43721
                                  45319 - 45319
                                  45323 - 45323
                                  45341 - 45341
                                  45344 - 45344
                                  45349 - 45349
                                  45364 - 45364
                                  45368 - 45369
                                  45372 - 45372
                                  45389 - 45389
                                  45501 - 45506
                                  45564 - 45564

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 222

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=073

                                   ZIP RANGES         CANTON, OH

                                  43804 - 43804
                                  43832 - 43832
                                  43837 - 43837
                                  43840 - 43840
                                  43907 - 43907
                                  43973 - 43974
                                  43976 - 43976
                                  43979 - 43979
                                  43981 - 43981
                                  43983 - 43984
                                  43986 - 43986
                                  43988 - 43989
                                  44449 - 44449
                                  44601 - 44609
                                  44612 - 44616
                                  44618 - 44627
                                  44629 - 44632
                                  44634 - 44636
                                  44639 - 44653
                                  44655 - 44659
                                  44662 - 44675
                                  44678 - 44684
                                  44686 - 44686
                                  44688 - 44689
                                  44692 - 44699
                                  44701 - 44795

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 223

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=074

                                   ZIP RANGES         AKRON, OH

                                  44056 - 44056
                                  44067 - 44067
                                  44087 - 44087
                                  44201 - 44288
                                  44301 - 44321
                                  44401 - 44406
                                  44408 - 44408         * BEST *
                                  44410 - 44412
                                  44413 - 44413         * BEST *
                                  44415 - 44418
                                  44420 - 44420
                                  44422 - 44423         * BEST *
                                  44424 - 44425
                                  44427 - 44427         * BEST *
                                  44428 - 44428
                                  44429 - 44429         * BEST *
                                  44430 - 44430
                                  44431 - 44432         * BEST *
                                  44436 - 44436         * BEST *
                                  44437 - 44440
                                  44441 - 44443         * BEST *
                                  44444 - 44444
                                  44445 - 44445         * BEST *
                                  44446 - 44446
                                  44450 - 44450
                                  44451 - 44452         * BEST *
                                  44453 - 44453
                                  44454 - 44455         * BEST *
                                  44460 - 44460         * BEST *
                                  44470 - 44470
                                  44471 - 44471         * BEST *
                                  44473 - 44473
                                  44481 - 44486
                                  44490 - 44490         * BEST *
                                  44491 - 44491
                                  44492 - 44493         * BEST *
                                  44501 - 44515
                                  44555 - 44555
                                  44610 - 44611
                                  44617 - 44617
                                  44628 - 44628
                                  44633 - 44633
                                  44637 - 44638
                                  44654 - 44654
                                  44660 - 44661
                                  44676 - 44677
                                  44685 - 44685
                                  44687 - 44687
                                  44690 - 44691

AR918               88043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 224

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=075

                                   ZIP RANGES         COLUMBUS, OH

                                  43002 - 43007
                                  43011 - 43012
                                  43014 - 43017
                                  43019 - 43019
                                  43021 - 43022
                                  43026 - 43026
                                  43028 - 43029
                                  43032 - 43032
                                  43034 - 43010
                                  43045 - 43046
                                  43048 - 43048
                                  43050 - 43050
                                  43054 - 43054
                                  43061 - 43061
                                  43064 - 43068
                                  43074 - 43074
                                  43077 - 43077
                                  43081 - 43081
                                  43085 - 43085
                                  43102 - 43105
                                  43107 - 43110
                                  43112 - 43114
                                  43116 - 43119
                                  43123 - 43126
                                  43130 - 43130
                                  43136 - 43137
                                  43140 - 43141
                                  43143 - 43143
                                  43146 - 43148
                                  43150 - 43151
                                  43153 - 43157
                                  43162 - 43164
                                  43201 - 43299
                                  43344 - 43344

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 232

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=081

                                   ZIP RANGES         OPELOUSAS, LA

                                  70512 - 70512
                                  70515 - 70515
                                  70524 - 70525
                                  70535 - 70535
                                  70541 - 70541
                                  70550 - 70551
                                  70554 - 70554
                                  70570 - 70571
                                  70576 - 70577
                                  70580 - 70580
                                  70584 - 70586
                                  70589 - 70589
                                  70750 - 70750
                                  71320 - 71320
                                  71322 - 71322
                                  71327 - 71327
                                  71333 - 71333
                                  71338 - 71338
                                  71341 - 71341
                                  71345 - 71345
                                  71347 - 71347
                                  71350 - 71351
                                  71353 - 71353
                                  71355 - 71356
                                  71358 - 71358
                                  71362 - 71362
                                  71364 - 71364
                                  71367 - 71367
                                  71376 - 71376

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 233

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=082

                                   ZIP RANGES         DAYTON, OH

                                  43310 - 43311
                                  43318 - 43319
                                  43324 - 43324
                                  43331 - 43331
                                  43333 - 43333
                                  43336 - 43336
                                  43343 - 43343
                                  43347 - 43348
                                  43357 - 43358
                                  43360 - 43360
                                  43370 - 43370
                                  45003 - 45003         * BEST *
                                  45070 - 45070         * BEST *
                                  45301 - 45318
                                  45320 - 45322
                                  45324 - 45340
                                  45342 - 45342
                                  45345 - 45347
                                  45350 - 45356
                                  45358 - 45363
                                  45365 - 45365
                                  45370 - 45371
                                  45373 - 45373
                                  45377 - 45378
                                  45380 - 45385
                                  45387 - 45388
                                  45390 - 45390         * BEST *
                                  45401 - 45479
                                  45822 - 45822
                                  45828 - 45828
                                  45845 - 45846
                                  45860 - 45860
                                  45862 - 45862
                                  45865 - 45866
                                  45869 - 45871
                                  45882 - 45885
                                  45888 - 45888
                                  45895 - 45896

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 234

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=084

                                   ZIP RANGES         BISMARCK, ND

                                  57638 - 57638 SD
                                  57641 - 57642 SD
                                  58381 - 58381         * BEST *
                                  58384 - 58384         * BEST *
                                  58401 - 58402         * BEST *
                                  58412 - 58413         * BEST *
                                  58420 - 58420         * BEST *
                                  58423 - 58424         * BEST *
                                  58426 - 58426         * BEST *
                                  58428 - 58428         * BEST *
                                  58430 - 58430         * BEST *
                                  58434 - 58434         * BEST *
                                  58444 - 58444         * BEST *
                                  58455 - 58455         * BEST *
                                  58460 - 58460         * BEST *
                                  58463 - 58463         * BEST *
                                  58467 - 58467         * BEST *
                                  58475 - 58478         * BEST *
                                  58481 - 58482         * BEST *
                                  58487 - 58489         * BEST *
                                  58494 - 58496         * BEST *
                                  58500 - 58599         * BEST *
                                  58600 - 58699         * BEST *
                                  58701 - 58705         * BEST *
                                  58712 - 58713         * BEST *
                                  58716 - 58717         * BEST *
                                  58719 - 58719         * BEST *
                                  58722 - 58723         * BEST *
                                  58725 - 58726         * BEST *
                                  58730 - 58736         * BEST *
                                  58740 - 58741         * BEST *
                                  58744 - 58744         * BEST *
                                  58746 - 58747         * BEST *
                                  58757 - 58759         * BEST *
                                  58761 - 58761         * BEST *
                                  58763 - 58763         * BEST *
                                  58765 - 58765         * BEST *
                                  58770 - 58771         * BEST *
                                  58778 - 58778         * BEST *
                                  58780 - 58781         * BEST *
                                  58784 - 58785         * BEST *
                                  58789 - 58790         * BEST *
                                  58792 - 58792         * BEST *
                                  58794 - 58795         * BEST *
                                  58800 - 58899         * BEST *
                                  59217 - 59217 MT
                                  59221 - 59221 MT
                                  59243 - 59243 MT
                                  59257 - 59257 MT
                                  59262 - 59262 MT
                                  59270 - 59271 MT
                                  59315 - 59315 MT

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 235

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=084

                                   ZIP RANGES

                                  59339 - 59339 MT

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 236

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=085

                                   ZIP RANGES         CLEVELAND, TN

                                  28781 - 28781 NC
                                  28901 - 28801 NC
                                  28905 - 28903 NC
                                  30139 - 30139 GA
                                  30143 - 30143 GA
                                  30148 - 30148 GA
                                  30175 - 30175 GA
                                  30177 - 30177 GA
                                  30186 - 30186 GA
                                  30513 - 30515 GA
                                  30522 - 30522 GA
                                  30539 - 30541 GA
                                  30555 - 30555 GA
                                  30559 - 30561 GA
                                  30700 - 30708 GA
                                  30710 - 30720 GA
                                  30722 - 30729 GA
                                  30732 - 30746 GA
                                  30749 - 30752 GA
                                  30754 - 30757 GA
                                  35700 - 35799 AL
                                  37016 - 37018
                                  37020 - 37020
                                  37026 - 37026
                                  37034 - 37034
                                  37037 - 37037
                                  37060 - 37060
                                  37085 - 37086
                                  37110 - 37110
                                  37118 - 37118
                                  37130 - 37132
                                  37144 - 37144
                                  37149 - 37149
                                  37153 - 37153
                                  37158 - 37160
                                  37167 - 37167
                                  37180 - 37180
                                  37183 - 37183
                                  37190 - 37190
                                  37300 - 37399
                                  37400 - 37499
                                  37700 - 37704
                                  37723 - 37723
                                  37737 - 37737
                                  37742 - 37742
                                  37748 - 37748
                                  37763 - 37763
                                  37771 - 37772
                                  37774 - 37774
                                  37777 - 37777
                                  37780 - 37799
                                  37800 - 37805
                                  37808 - 37808
                                  37826 - 37826
                                  37840 - 37840
                                  37842 - 37842
                                  37846 - 37846
                                  37853 - 37854
                                  37873 - 37873
                                  37878 - 37878
                                  37882 - 37882
                                  37886 - 37886
                                  37889 - 37889
                                  38449 - 38449
                                  38453 - 38453
                                  38488 - 38488
                                  38501 - 38506         * BEST *
                                  38542 - 38545         * BEST *
                                  38548 - 38549         * BEST *
                                  38551 - 38551         * BEST *
                                  38553 - 38556         * BEST *
                                  38559 - 38559         * BEST *
                                  38561 - 38562         * BEST *
                                  38564 - 38565         * BEST *
                                  38568 - 38568         * BEST *
                                  38570 - 38570         * BEST *
                                  38573 - 38575         * BEST *
                                  38577 - 38585         * BEST *
                                  38587 - 38587         * BEST *
                                  38589 - 38589         * BEST *

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 238

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=088

                                   ZIP RANGES         CBC WEST VIRGINIA

                                  25006 - 25006
                                  25095 - 25099
                                  25106 - 25106
                                  25123 - 25123
                                  25187 - 25187
                                  25237 - 25237
                                  25247 - 25247
                                  25250 - 25250
                                  25253 - 25255
                                  25258 - 25258
                                  25260 - 25260
                                  25265 - 25265
                                  25267 - 25267
                                  25280 - 25280
                                  25287 - 25299
                                  25401 - 25499
                                  25502 - 25504
                                  25507 - 25507
                                  25509 - 25512
                                  25514 - 25515
                                  25517 - 25517
                                  25519 - 25520
                                  25530 - 25535
                                  25537 - 25539
                                  25541 - 25541
                                  25545 - 25545
                                  25550 - 25556
                                  25558 - 25559
                                  25562 - 25562
                                  25570 - 25570
                                  25669 - 25669
                                  25699 - 25699
                                  25701 - 25799
                                  26001 - 26099
                                  26101 - 26129
                                  26133 - 26135
                                  26138 - 26144
                                  26146 - 26146
                                  26148 - 26150
                                  26152 - 26152
                                  26154 - 26157
                                  26159 - 26163
                                  26167 - 26172
                                  26174 - 26199
                                  26201 - 26201
                                  26210 - 26214
                                  26218 - 26219
                                  26224 - 26232
                                  26234 - 26238
                                  26241 - 26250
                                  26263 - 26263
                                  26267 - 26287

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 239

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=088

                                   ZIP RANGES

                                  26292 - 26297
                                  26301 - 26334
                                  26336 - 26399
                                  26401 - 26499
                                  26501 - 26599
                                  26611 - 26611
                                  26634 - 26634
                                  26636 - 26638
                                  26700 - 26799
                                  26800 - 26899
                                  41101 - 41101 KY
                                  41128 - 41129 KY
                                  41132 - 41132 KY
                                  41140 - 41140 KY
                                  41142 - 41143 KY
                                  41146 - 41146 KY
                                  41150 - 41150 KY
                                  41152 - 41153 KY
                                  41164 - 41164 KY
                                  41168 - 41168 KY
                                  41172 - 41173 KY
                                  41178 - 41178 KY
                                  41181 - 41182 KY

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 243

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=091

                                   ZIP RANGES         WILLIAMSON, WV

                                  24314 - 24315 VA
                                  24366 - 24366 VA
                                  24601 - 24606 VA
                                  24609 - 24609 VA
                                  24611 - 24614 VA
                                  24616 - 24616 VA
                                  24618 - 24620 VA
                                  24622 - 24624 VA
                                  24628 - 24628 VA
                                  24631 - 24631 VA
                                  24633 - 24633 VA
                                  24635 - 24635 VA
                                  24637 - 24637 VA
                                  24639 - 24641 VA
                                  24645 - 24645 VA
                                  24647 - 24647 VA
                                  24651 - 24651 VA
                                  24655 - 24656 VA
                                  24658 - 24659 VA
                                  24701 - 24709
                                  24712 - 24715
                                  24717 - 24718
                                  24721 - 24725
                                  24729 - 24739
                                  24740 - 24747
                                  24750 - 24799
                                  24801 - 24811
                                  24813 - 24817
                                  24819 - 24821
                                  24824 - 24826
                                  24828 - 24833
                                  24835 - 24838
                                  24841 - 24844
                                  24846 - 24846
                                  24848 - 24848
                                  24850 - 24853
                                  24855 - 24856
                                  24858 - 24858
                                  24861 - 24866
                                  24868 - 24869
                                  24871 - 24873
                                  24877 - 24879
                                  24881 - 24881
                                  24883 - 24895
                                  24897 - 24898
                                  24899 - 24899
                                  25022 - 25022
                                  25047 - 25047
                                  25076 - 25076
                                  25121 - 25121
                                  25183 - 25183
                                  25505 - 25505
                                  25508 - 25508

AR918               BB043 ZIP TABLE PRINT   DATE 08/03/88 TIME 17.30.41 PAGE 244

                   TABLE NAME=BB043       TABLE DATE=08/01/88

                         CENTER=000       BUREAU=091

                                   ZIP RANGES

                                  25547 - 25547
                                  25601 - 25668
                                  25670 - 25698
                                  25820 - 25820
                                  25922 - 25922
                                  25971 - 25971
                                  40981 - 40981 KY
                                  41111 - 41111 KY
                                  41124 - 41126 KY
                                  41149 - 41149 KY
                                  41155 - 41155 KY
                                  41157 - 41157 KY
                                  41159 - 41162 KY
                                  41171 - 41171 KY
                                  41176 - 41177 KY
                                  41180 - 41180 KY
                                  41201 - 41228 KY
                                  41230 - 41299 KY
                                  41301 - 41306 KY
                                  41310 - 41310 KY
                                  41313 - 41313 KY
                                  41315 - 41321 KY
                                  41326 - 41327 KY
                                  41329 - 41333 KY
                                  41334 - 41334 KY
                                  41339 - 41342 KY
                                  41346 - 41346 KY
                                  41348 - 41350 KY
                                  41353 - 41357 KY
                                  41360 - 41360 KY
                                  41363 - 41363 KY
                                  41365 - 41367 KY
                                  41369 - 41377 KY
                                  41384 - 41385 KY
                                  41390 - 41394 KY
                                  41401 - 41499 KY
                                  41501 - 41599 KY
                                  41601 - 41631 KY
                                  41633 - 41663 KY
                                  41665 - 41699 KY
                                  41701 - 41731 KY
                                  41733 - 41757 KY
                                  41760 - 41763 KY
                                  41765 - 41799 KY
                                  41801 - 41899 KY

                            CSC CREDIT SERVICES, INC.
                     AND SUDSIDIARIES AND CERTAIN AFFILIATES

                        UNAUDITED COMBINED BALANCE SHEETS
                                 (In thousands)

                                                           March 31,  June 30,
                                                             1988       1988
                                                          ---------   ---------
ASSETS
Current Assets:
   Cash & Cash Equivalents                                $   2,565   $   3,284
   Receivables, net of allowance for doubtful
     accounts of $214 and $241 (Note 2)                      14,508      14,677
   Prepaid expenses & other current assets                    1,427       1,486
                                                          ---------   ---------
        Total Current Assets                                 18,500      19,447
                                                          ---------   ---------

Investments & Other Assets:
   Purchased credit information files, net
     of accumulated amortization of $10,574
     and $11,190                                             42,053      41,743
   Excess of cost of businesses acquired over
     related net assets, net of accumulated
     amortization of $863 and $964                           15,953      15,552
   Purchased software, net of accumulated
     amortization of $504 and $574                            1,109       1,039
   Capitalized product development costs                      3,365       4,271
   Other assets                                                 643         669
                                                          ---------   ---------
       Total Investment and Other Assets                     63,123      63,274
                                                          ---------   ---------

Property and Equipment--at cost (Note 3):
   Computer and related equipment                            18,016      18,656
   Land, buildings and leasehold improvements                 5,483       5,573
   Furniture and other equipment                              4,699       4,723
                                                          ---------   ---------
                                                             28,198      28,952
   Less accumulated depreciation & amortization             (12,377)    (13,405)
                                                          ---------   ---------
        Net Property and Equipment                           15,821      15,547
                                                          ---------   ---------
                                                          $  97,444   $  98,268
                                                          =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
   Current maturities of notes payable representing
     withholds under acquisition agreements (Note 3)      $     816   $     789
   Current maturities of long-term liabilities (Note 3)         904         892
   Accounts payable                                           2,793       2,163
   Accrued payroll and related costs                          3,800       4,245
   Other accrued liabilities                                  2,387       2,551
   Income taxes payable (Note 4)                              4,573       6,120
                                                          ---------   ---------
        Total Current Liabilities                            15,273      16,760
                                                          ---------   ---------

Long-Term Liabilities, excluding current
  maturities (Note 3)                                           627         368
Notes Payable Representing Withholds Under
  Acquisition Agreements, excluding current maturities          231         231
Notes Payable to Parent (Note 7)                             47,606      45,486
                                                          ---------   ---------
                                                             48,464      46,085
                                                          ---------   ---------

Commitments and Contingent Liabilities (Note 5)

Stockholder's Equity:
   Common stock (Note 6)                                         94          94
   Additional paid-in capital                                26,992      26,992
   Retained earnings                                          6,621       8,337
                                                          ---------   ---------
        Total Stockholder's Equity                           33,707      35,423
                                                          ---------   ---------
                                                          $  97,444   $  98,268
                                                          =========   =========

                   See Notes to Combined Financial Statements.

                            CSC CREDIT SERVICES, INC.
                     AND SUBSIDIARIES AND CERTAIN AFFILIATES

         UNAUDITED COMBINED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                                 (In thousands)

                                                                   Three Months
                                                   Year Ended         Ended
                                                    March 31,        June 30,
                                                       1988            1988
                                                     --------       ----------
Common Stock                                         $     94        $     94
Additional Paid-in Capital                             26,992          26,992
Retained Earnings:
  Beginning of Period                                   6,664           6,621
  Net Earnings                                          9,202           1,716
  Dividends Received from Affiliates                    6,168
  Dividends Paid to Parent                            (15,413)
                                                     --------        --------
  End of Period                                         6,621           8,337
                                                     --------        --------
Total Stockholder's Equity                           $ 33,707        $ 35,423
                                                     ========        ========

                   See Notes to Combined Financial Statements.

                                                                             Year Ended March 31, 1988
                                                               -----------------------------------------------------
                                                            Credit
                                                          Reporting                 Collections      Other
                                                           Division   Data Center    Division      Operations   Combined
                                                          ---------   -----------    --------      ----------   --------
REVENUES
     Credit Reports                                        $ 47,957                                             $ 47,957
     Business Promotion Services                              7,358                                                7,358
     Mortgage Reports                                         6,043                                                6,043
     Data Processing Fees                                                 7,047                                    7,047
     Collection Commission Fees                                                        28,563                     28,563
     Other                                                    4,105                     1,332          1,301       6,738
                                                           --------    --------         -----         ------    --------
         TOTAL REVENUES                                      65,463       7,047        29,895          1,301     103,706
                                                           --------    --------         -----         ------    --------

OPERATING EXPENSES:
     Payroll Expenses                                        15,341       5,846        16,207            554      37,948
     Purchased Credit Information                             7,237                        57                      7,294
     Telephone and Communications Expense                     2,763       3,201         2,165             83       8,212
     Amortization of Goodwill and Credit File Information     2,823                       314             (1)      3,136
     Equipment Related Expenses                               2,243       4,536         1,446             97       8,322
     Occupancy Expenses                                       1,660         686         1,751            260       4,357
     Postage, Printing & Office Supplies                      1,211         362         1,972             99       3,644
     Public Relations, Advertising & Travel                     957         210           610             52       1,829
     Commisssions Paid Other Agencies                                                     956                        956
     General and Administrative Costs                         3,288         987         1,431            100       5,806
     CSC Industry Services Group Allocated
               General and Administrative Costs                 183          59            79              5         326
     Other Expenses                                           2,332         783         1,920            143       5,178
                                                           --------    --------         -----         ------    --------
         TOTAL OPERATING EXPENSES                            40,038      16,670        28,908          1,392      87,008
                                                           --------    --------         -----         ------    --------
OPERATING INCOME                                             25,425      (9,623)          987            (91)     16,698

OTHER INCOME (EXPENSES):
     Investment Income                                           29           2            31             17          79
     Interest Expense                                          (190)       (203)         (104)           (59)       (556)
     Interest Expense Charged by Parent                      (1,670)       (501)         (726)           (51)     (2,948)
     General and Administrative Costs Allocated by Parent      (717)       (230)         (309)           (21)     (1,277)
                                                           --------    --------         -----         ------    --------
Earnings Before Taxes                                        22,877     (10,555)         (121)          (205)     11,996
Estimated Income Taxes                                        5,329      (2,459)          (28)           (48)      2,794
                                                           --------    --------         -----         ------    --------
Net Earnings                                               $ 17,548   ($  8,096)       ($  93)       ($  157)   $  9,202
                                                           ========    ========         =====         ======    ========

                                                                               Three Months Ended June 30, 1988
                                                                 -----------------------------------------------------
                                                              Credit
                                                            Reporting                 Collections      Other
                                                             Division   Data Center    Division      Operations   Combined
                                                            ---------   -----------    --------      ----------   --------
REVENUES
     Credit Reports                                         $ 12,853                                              $ 12,853
     Busines Promotion Services                                1,767                                                 1,767
     Mortgage Reports                                          2,250                                                 2,250
     Data Processing Fees                                                  1,917                                     1,917
     Collection Commission Fees                                                            7,132                     7,132
     Other                                                     1,058                         482           249       1,789
                                                            --------    --------           -----         -----    --------
         TOTAL REVENUES                                       17,928       1,917           7,614           249      27,708
                                                            --------    --------           -----         -----    --------

OPERATING EXPENSES:
     Payroll Expenses                                          4,189       1,587           3,866           137       9,779
     Purchased Credit Information                              1,896                           8                     1,904
     Telephone and Communications Expense                        790         807             522            24       2,143
     Amortization of Goodwill and Credit File Information        752                          77                       829
     Equipment Related Expenses                                  576       1,332             388            14       2,310
     Occupancy Expenses                                          437         183             436            50       1,106
     Postage, Printing & Office Supplies                         342          91             533            23         989
     Public Relations, Advertising & Travel                      309          55             165            11         540
     Commisssions Paid Other Agencies                                                        256                       256
     General and Administrative Costs                            930         298             400            27       1,655
     CSC Industry Services Group Allocated
               General and Administrative Costs                   54          17              23             2          96
     Other Expenses                                              635         104             617            80       1,436
                                                            --------    --------           -----         -----    --------
         TOTAL OPERATING EXPENSES                             10,910       4,474           7,291           368      23,043
                                                            --------    --------           -----         -----    --------
OPERATING INCOME                                               7,018      (2,557)            323          (119)      4,665

OTHER INCOME (EXPENSES):
     Investment Income                                             1                           2             4           7
     Interest Expense                                            (15)        (36)             (8)           (1)        (60)
     Interest Expense Charged by Parent                         (601)       (193)           (259)          (18)     (1,071)
     General and Administrative Costs Allocated by Parent       (217)        (70)            (93)           (6)       (386)
                                                            --------    --------           -----         -----    --------
Earnings Before Taxes                                          6,186      (2,856)            (35)         (140)      3,155
Estimated Income Taxes                                         2,822      (1,303)            (16)          (64)      1,439
                                                            --------    --------           -----         -----    --------
Net Earnings                                                $  3,364   ($  1,553)         ($  19)       ($  76)    $ 1,716
                                                            ========    ========           =====         =====     =======

                  See Notes to Combined Financial Statements.

                            CSC CREDIT SERVICES, INC.
                     AND SUBSIDIARIES AND CERTAIN AFFILIATES

                   UNAUDITED COMBINED STATEMENT OF CASH FLOWS
                                 (In thousands)

                                                                                       Three Months
                                                                          Year Ended      Ended
                                                                           March 31,     June 30,
                                                                              1988        1988
                                                                            --------    --------
Cash flows from operating activities:
   Net earnings                                                             $  9,202    $  1,716
   Adjustments to reconcile net earnings to net
    Cash provided:
      Depreciation and amortization                                            7,063       1,923
      Provision for losses on accounts receivable                                672          69
        Changes in assets and liabilities, net of effects of acquistions:
           Increase in accounts receivable                                    (2,537)       (169)
           Increase in prepaid expenses                                         (574)        (59)
           Increase in accounts payable, accrued liabilities, and
             current maturities of notes payable representing with-           (3,519)        (60)
             holds under acquisition agreements and long-term liabilities
           Decrease (increase) in income taxes payable                        (2,183)      1,547
           Increase in capitalized development costs                          (3,365)       (906)
           Decrease (increase) in notes payable to parent                      5,423      (2,184)
                                                                            --------    --------
   Net cash provided by operating activities                                  10,182       1,877
                                                                            --------    --------

Cash flows from investing activities:
     Purchases of property and equipment                                      (3,702)     (1,170)
     Acquisitions, net of cash acquired                                       (3,165)          0
     Other investing cash flows                                                  585         310
                                                                            --------    --------
   Net cash used in investing activities                                      (6,282)       (860)
                                                                            --------    --------

Cash flows from financing activities:
   Principal payments on long-term liabilities                                (1,079)       (271)
   Payments on notes payable representing withholds under
      acquisition agreements                                                  (3,168)        (27)
   Notes payable representing withholds under acquisition
      agreements incurred                                                        852           0
                                                                            --------    --------
   Net cash used in financing activities                                      (3,395)       (298)
                                                                            --------    --------
Net increase in cash and cash equivalents                                        505         719
Cash and cash equivalents at beginning of period                               2,060       2,565
                                                                            --------    --------
Cash and cash equivalents at end of period                                  $  2,565    $  3,284
                                                                            ========    ========

                   See Notes to Combined Financial Statement.

                            CSC Credit Services, Inc.

                     and Subsidiaries and Certain Affiliates

                     Notes to Combined Financial Statements

                                 March 31, 1988

Note 1 - Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined financial statements include the accounts of CSC Credit Services, Inc., its wholly-owned subsidiaries and two of its affiliates (collectively referred to as the "Company"), as follows:

        Wholly-Owned Subsidiaries:
          Johns Holding Company
          CSC Credit Services of Minnesota, Inc.
          CSC Accounts Management, Inc.
          Credit Bureau Data Centers, Inc.
          Aircall Communications, Inc.

       Affiliates (wholly-owned subsidiaries of Computer
        Sciences Corporation):
          Credit Bureau of Cincinnati, Inc. ("Cincinnati")
          Credit Bureau of Greater Kansas City, Inc. ("Kansas City")

CSC Credit Services, Inc. is a wholly-owned subsidiary of Computer Sciences Corporation ("CSC" or "Parent"). All material intercompany and interdivisional transactions and balances have been eliminated. Certain costs have been allocated by CSC to the Company predicated on various allocation methods (directly chargeable, separately allocated and overall allocation of CSC Corporate general and administrative costs) and multiple allocation bases (primary usage, headcount or cost input). In addition, the Company's general and administrative costs and intercompany interest charges have been allocated to its Divisions based on a combination of revenue contribution and headcount.

Income Recognition

Revenues from credit reporting activities are recorded at the time the service is utilized by the customer. The amount of revenue is determined by reference to specific contractual agreements.

Data processing fees are determined by reference to specific contractual agreements and are recognized when the service is provided to the customer.

Revenues from the collection agency service are recorded at the time the funds are collected by the agency. The amount of revenue recorded is determined by reference to specific contractual agreements.

Depreciation and Amortization

The cost of property and equipment, less applicable residual values, is generally depreciated on the straight-line method for financial accounting purposes from the date the specific asset is complete, installed and ready for normal use, as follows:

Buildings                                           20 to 40 years
Computers                                           5 years
Communications equipment                            5 years
Furniture and other equipment                       5 to 10 years
Leasehold improvements                              Shorter of lease term or
                                                    useful life
Software                                            5 to 10 years
Credit information files                            20 years
Excess of cost of business
  acquired over related net assets                  40 years

Development Costs

Significant costs incurred in the internal development of computer software which is to be sold, leased or otherwise marketed as a separate product or as part of a product or process are accounted for in accordance with Statement of Financial Accounting Standards No. 86. During fiscal l988, the Company capitalized $3,365,O0O of software development costs. Capitalized development costs are to be amortized over the expected useful life of the related program or system.

Acquisitions

During fiscal 1988, the Company made several acquisitions. In conjunction with these acquisitions the Company acquired assets with a fair value of $2,389,000 and assumed liabilities of $2,326,000. The excess cost of businesses acquired over related net assets was $139,000.

Retirement Plans

During 1988, the Company terminated its defined benefit plans and replaced them with a defined contribution compensation deferred plan.

Note 2 - Receivables

Receivables, consist of the following (in thousands):

Billed trade accounts                                                    $13,055
Notes                                                                        401
Other                                                                      1,052
                                                                         -------
                                                                         $14,508
                                                                         =======

All amounts shown above are expected to be collected during fiscal year 1989.

Note 3 - Debt

Notes payable representing withholds under acquisition agreements bear interest ranging from 6% to 10.5% payable in monthly installments through fiscal year 1992.

Long-term liabilities at March 31, 1988 consisted of the following (in thousands):
                                                              Long-
                                                   Current     Term
                                                  Maturities  Portion     Total
                                                  ----------  -------     -----
Capitalized lease liabilities, with
   interest rates varying from 6.8% to
   14.0%, payable in monthly installments
   through fiscal year 1992                         $  789     $  299     $1,088
Mortgages payable, collateralized
  by real property, with interest rates
  varying from 9.75% to 14.0%,
  payable in monthly installments
  through fiscal year 1993                              87        320        407
Other                                                   28          8         36
                                                    ------     ------     ------
                                                    $  904     $  627     $1,531
                                                    ======     ======     ======

Maturities of notes payable representing withholds under acquisition agreements and long-term liabilities are as follows (in thousands):

                                                Due in Fiscal Year
                                  ----------------------------------------------
                                    1989      1990      1991      1992      1993
                                  ------    ------    ------    ------    ------
Notes payable                     $  816    $  120    $   92    $    9    $   10
Long-term liabilities                904       392       118       114        13
                                  ------    ------    ------    ------    ------
                                  $1,720    $  502    $  210    $  123    $   23
                                  ======    ======    ======    ======    ======

Capitalized lease liabilities shown above represent amounts due under leases for the use of computes and certain telephone equipment. Amounts which have been capitalized as property and equipment relating to such leases aggregated $3,064,000 less accumulated depreciation through March 31, 1988 of $2,138,000. All of these leases conclude by May 1991.

Note 4 - Income Taxes

The Company's results of operations for tax purposes are includeable in CSC's consolidated income tax returns. As such, CSC records all deferred taxes due to timing differences between financial reporting and tax reporting on its corporate books. Current income taxes are recorded by the Company based upon statutory rates, adjusted for certain effects of the prior year CSC returns as filed.

Note 5 - Commitments and Contingent Liabilities

Lease Commitments

Rental expenses under noncancelable operating leases for the use of property and equipment amounted to $5,822,000. Substantially all operatiang leases are noncancelable or cancelable only by the payment of penalties. All lease payments are based on the lapse of time but include, in some cases, payments for insurance, maintenance and property taxes. There are no purchase options on operating leases at favorable terms, but most leases have one or more renewal options. Certain leases on real property are subject to annual escalation for increases in utilities and property taxes. Minimum fixed rentals required for the next five years and thereafter under leases in effect at April, 1988 were as follows (in thousands):


                                                            Operating Leases
Fiscal Year                                Capital      ------------------------
Equipment                                  Leases       Real Estate    Equipment
-----------                                -------      -----------    ---------
1989                                       $   877        $ 2,487      $ 3,304
1990                                           262          1,956        2,029
1991                                            21          1,580        1,554
1992                                             4          1,267        1,090
1993                                                        1,141          344
Thereafter to 1998                                          2,885
                                           -------        -------      -------
                                             1,164        $10,316      $ 8,321
Less Interest Included                          97        =======      =======
                                           -------
                                           $ 1,067
                                           =======

Contingent Liabilities - Legal Proceedings

The Company is currently a party to a number of disputes which involve or may involve litigation. In the opinion of Company management, ultimate liability, if any, with respect to these disputes will not be material to the Company's financial position.

Note 6 - Stockholders Equity

Following are the details of the common stock of CSC Credit Services, Inc., Cincinnati and Kansas City:

                                         Credit Bureau          Credit Bureau of
                   CSC Credit            of Cincinnati          Greater Kansas
                   Services, Inc.              Inc.                City, Inc.
                   --------------    ----------------------     ---------------
                                     Class A        Class B
                                     -------        -------
Par Value               $ 1.00        $ 1.00         No par         $ 1.00
Authorized              10,000           250          2,000          1,000
Issued                   1,000            16          1,125          1,000
Outstanding              1,000            16          1,125          1,000

Note 7 - Related Party Transactions

During the normal course of business, the Company enters into certain transactions with CSC and INFONET, a division of CSC. During fiscal 1988, the Company Utilized the INFONET communications network; accordingly, $2,485,000 was charged to the Company's results of operations for such services. In addition, effective April 1, 1998, the Company is contractually obligated to purchase such services from INFONET in annual amounts not less than $1.9 million per fiscal year for three years. The Company participates in the CSC health and life insurance program and was charged $2,317,000 in fiscal 1988 for premiums related to these programs.

The Company has a long-term revolving note payable with CSC, which bears interest at 9%. Interest expense related to this note aggregated $2,948,000 in fiscal year 1988.